UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services, 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

Item 1. Reports to Stockholders.

October 31, 2008

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	8

Statements of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Supplemental Information

Trustee and Officer Information	24

Proxy Voting and Form N-Q Information	27

Expense Examples	27

Portfolio Holdings	28

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

There is a natural tendency to spend time looking back and analyzing the recent market volatility, justifying the decisions, and reminiscing over losses and gains. History shares with us that economic conditions cause markets to rise and fall, but the essential fact is that investing is a long-term opportunity. Investor pessimism over the current economic situation may drive stocks lower, but the market is likely to be setting up for an eventual recovery. From a historical perspective, the average bear market in the post World War II era lasted just over 16 months and declined 31.5%. The current bear market is 12 months old and the S&P 500 is down over 35%. More importantly, absolute market valuations are at long-term lows using conservative earnings estimates and stocks are very attractively priced using interest-rate-based valuation methods.

We are not blind to reality, however. The market's decline has been driven by further evidence of slowing worldwide economic growth and continued negative news about the financial markets. Domestic economic growth continues to weaken. The labor market was particularly hard hit as payrolls declined and unemployment rose to its highest level in five years. Moreover, the housing market, which appeared to be bottoming, weakened sharply in September. International growth continued its sharp deceleration. By the end of the third quarter 2008, virtually all major industrial countries were near or in recession. The financial market crisis deepened, culminating in massive capital infusions by the Federal Reserve to several financial institutions; the bankruptcy filing and take-over of others; and a plunge in stock prices coincident with the Federal government's initial rejection of the financial rescue plan. Consumer spending, which accounts for two thirds of Gross Domestic Product, is under siege from the combination of eroding home equity values, painfully lower stock prices and rising unemployment.

However, the seeds of eventual recovery are slowly being sown. Massive amounts of liquidity have been injected into the financial system worldwide and the $700 billion Troubled Asset Relief Program (TARP) is now active. In addition, scores of other actions have been instituted including basis point reductions in the Federal Funds rate. Moreover, commodity prices have plunged, calming inflationary concerns and opening the door for central bankers worldwide to lower short-term interest rates. In addition to calming inflationary concerns, lower commodity prices, energy in particular, should help reduce the pressure on the beleaguered consumer.

The current economic and investment uncertainty will subside over time, and we continue to believe that the investment markets will turn positive again to patient investors. Times such as these can expose concerns, but we will weather this market event, and continue to invest in the market with confidence.

In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

2. Client Service Excellence

3. Empowerment, Ownership and Accountability

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

Michael Policarpo

President, Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (3.8%)
Bank of Nova Scotia NY, 5.20%, 2/20/09	$18,000	$18,120
Harris N.A., 3.57% (a), 5/29/09	15,000	15,000
Marshall & Ilsley Bank, 4.84% (a), 7/9/09	20,000	20,000
PNC Bank N.A., 3.74% (a), 2/23/09	18,000	17,997
Total Certificates of Deposit (Amortized Cost $71,117)		71,117
Commercial Paper (10.0%)
BNP Paribas Finance, Inc., 0.25% (b), 11/3/08	70,000	69,999
Greenwich Capital Holdings, Inc., 0.50% (b), 11/3/08	70,000	69,998
HSBC USA, Inc., 2.50% (b), 12/1/08	12,000	11,975
Northwestern University, 2.45% (b), 11/19/08	8,000	7,990
State Street Corp., 3.75% (b), 12/11/08	16,000	15,934
Toyota Motor Credit Corp., 1.50% (b), 11/7/08	12,000	11,997
Total Commercial Paper (Amortized Cost $187,893)		187,893
Corporate Bonds (13.9%)
Allstate Life Global Finance Trust, 3.45% (a), 3/20/09, MTN	17,000	17,000
American Express Credit Co., Series B, 4.11% (a), 4/6/09, MTN	11,000	10,954
Bank of America N.A., 4.35% (a), 4/3/09, Callable 11/3/08 @ 100	15,000	15,000
Citigroup, Inc., 6.20%, 3/15/09	10,000	10,073
General Electric Capital Corp., Series A, 4.25% (a), 1/5/09, MTN	9,600	9,605
Gryphon Funding Ltd., (c) (d) (e) (h)	11,974	7,424
Hartford Life Global Funding, 3.09% (a), 4/15/09, MTN	25,000	25,000
IBM International Group Capital LLC, 3.03% (a), 6/26/09 (g)	11,000	11,000
JPMorgan Chase & Co., Series C, 4.19% (a), 4/3/09, MTN	18,000	17,998
MassMutual Global Funding LLC, 3.31% (a), 3/19/09 (g)	18,000	18,000
MetLife Global Funding I, 4.57% (a), 5/11/09 (g)	20,000	20,000
National Rural Utilities Cooperative Finance Corp., 4.38% (a), 10/9/09, MTN	10,000	9,961
Pacific Life Global Funding, 3.05% (a), 3/9/09 (g)	16,000	16,000
Premium Asset Trust 4-10, 4.64% (a), 3/15/09 (g)	25,000	24,965
Procter & Gamble International Finance, 2.88% (a), 2/19/09	9,500	9,500
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (c) (d) (e) (f)	5,821	—
Toyota Motor Credit Corp., Series B, 0.70% (a), 5/11/09, MTN	8,000	8,000
Wachovia Bank N.A., Series CD, 3.11% (a), 5/26/09	14,000	13,877
Wal-Mart Stores, Inc., 5.75% (a), 6/1/09	15,000	15,257
Total Corporate Bonds (Amortized Cost $263,179)		259,614
Municipal Bonds (0.5%)
Hudson County New Jersey, BAN, GO, 4.05%, 9/9/09	10,000	10,025
Total Municipal Bonds (Amortized Cost $10,025)		10,025
Repurchase Agreements (40.7%)
ABN Amro Bank NV, 0.25%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $200,004, collateralized by U.S. Government Securities, 4.12%-5.36%, 5/6/13-2/1/36, market value $204,000)	200,000	200,000

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Deutsche Bank Securities, Inc., 1.15%, 11/5/08 (Date of agreement 10/29/08, Proceeds at maturity $200,045, collateralized by U.S. Government Securities, 4.11%-7.00%, 2/1/12-8/15/38, market value $204,000)	$200,000	$200,000
Goldman Sachs Group, Inc., 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $40,001, collateralized by U.S. Government Securities, 5.50%-6.00%, 12/15/30-10/20/38, market value $40,800)	40,000	40,000
Morgan Stanley, 0.15%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $40,001, collateralized by U.S. Government Securities, 5.00%-7.00%, 9/1/28-9/1/38, market value $40,998)	40,000	40,000
UBS Warburg LLC, 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $280,505, collateralized by U.S. Government Securities, 0.00%, 11/1/28-3/1/38, market value $286,110)	280,500	280,500
Total Repurchase Agreements (Amortized Cost $760,500)		760,500
U.S. Government Agency Securities (31.0%)
Federal Home Loan Bank
0.80% (a), 2/2/09	100,000	100,000
2.19%, 3/17/09	25,000	25,000
2.22% (b), 11/21/08	15,000	14,982
2.27% (b), 12/12/08	20,000	19,948
2.48% (b), 3/13/09	20,000	19,818
2.65%, 7/2/09	10,000	10,000
2.65% (a), 8/5/09	15,000	15,001
2.88%, 10/9/09, Callable 12/17/08 @ 100	25,000	25,000
3.20% (b), 1/5/09	15,000	14,913
Series 1
0.48% (a), 2/19/09	85,000	85,000
0.55% (a), 3/26/09	85,000	85,000
3.54% (a), 4/24/09	15,000	15,000
3.59% (a), 4/30/09	12,000	12,000
Federal Home Loan Mortgage Corp.
2.45%, 4/9/09, Callable 1/9/09 @ 100	25,000	24,998
2.65%, 6/22/09, Callable 12/2/08 @ 100, MTN	13,000	13,000
Federal National Mortgage Assoc.
0.54% (a), 9/3/09	100,000	100,000
Total U.S. Government Agency Securities (Amortized Cost $579,660)		579,660
Other (0.0%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires March 31, 2009 (See Note (6) in Notes to Financial Statements)	—	113
Total Other (Amortized Cost $—)		113
Total Investments (Amortized Cost $1,872,374) — 99.9%		1,868,922
Other assets in excess of liabilities — 0.1%		1,735
NET ASSETS — 100.0%		$1,870,657

*  Value represents amortized cost except for security notes with footnote (e).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Rate represents the effective yield at purchase.

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2008

(Amounts in Thousands)

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd.	7/17/08	$5,168	$11,974	$7,424	0.4%
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07	10/24/06	5,817	5,821	—	—

(d)  Security is issued by a structured investment vehicle.

(e)  Supported by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, as discussed more fully in Note 6 to the Notes to Financial Statements. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 0.4% of net assets as of 10/31/08.

(f)  Security is in default.

(g)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(h)  Non-income producing security.

BAN — Bond Anticipation Note

GO — General Obligation

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (22.7%)
Federal Home Loan Bank
2.18% (a), 11/19/08	$15,000	$14,984
2.22% (a), 11/21/08	20,000	19,975
2.27% (a), 12/12/08	35,000	34,910
3.20% (a), 1/5/09	25,000	24,856
2.48% (a), 3/13/09	25,000	24,773
2.19%, 3/17/09	35,000	35,000
2.65%, 7/2/09	20,000	19,999
3.13%, 7/14/09, Callable 1/14/09 @ 100	17,000	16,994
2.65% (b), 8/5/09	25,000	25,002
2.88%, 10/9/09, Callable 12/17/08 @ 100	30,000	30,000
Federal Home Loan Mortgage Corp.
4.88%, 2/17/09	20,000	20,115
2.60%, 3/12/09, Callable 12/12/08 @ 100	50,000	49,998
2.45%, 4/9/09, Callable 1/9/09 @ 100	25,000	24,998
2.70%, 6/12/09, Callable 11/16/08 @ 100, MTN	15,000	15,000
2.65%, 6/22/09, Callable 12/2/08 @ 100, MTN	15,000	15,000
Federal National Mortgage Assoc.
2.10% (a), 1/14/09	50,000	49,784
2.90% (a), 4/15/09	15,000	14,801
Total U.S. Government Agency Securities (Amortized Cost $436,189)		436,189
Repurchase Agreements (77.3%)
ABN Amro Bank NV, 0.25%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $375,008, collateralized by U.S. Government Securities, 3.38%-6.00%, 3/5/10-7/1/37, market value $382,500)	375,000	375,000
Deutsche Bank Securities, Inc., 1.15%, 11/5/08 (Date of agreement 10/29/08, Proceeds at maturity $375,084, collateralized by U.S. Government Securities, 4.06%-7.00%, 7/1/34-10/1/44, market value $382,500)	375,000	375,000
Goldman Sachs Group Inc., 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $135,002, collateralized by U.S. Government Securities, 3.75%-7.00%, 12/15/31-10/20/38, market value $137,700)	135,000	135,000
Greenwich Partners LLC, 0.25%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $275,006, collateralized by U.S. Government Securities, 4.13%, 12/21/12, market value $280,503)	275,000	275,000
Morgan Stanley, 0.15%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $135,002, collateralized by U.S. Government Securities, 5.50%, 4/1/38, market value $139,050)	135,000	135,000
UBS Warburg LLC, 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $189,003, collateralized by U.S. Government Securities, 0.00%, 6/1/33-4/1/38, market value $192,784)	189,000	189,000
Total Repurchase Agreements (Amortized Cost $1,484,000)		1,484,000
Total Investments (Amortized Cost $1,920,189) (c) — 100.0%		1,920,189
Other assets in excess of liabilities — 0.0%		927
NET ASSETS — 100.0%		$1,921,116

(a)  Rate represents the effective yield at purchase.

(b)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(c)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

7

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost (a)	$1,108,422	$436,189
Repurchase agreements, at value (b)	760,500	1,484,000
Total Investments	1,868,922	1,920,189
Cash	359	273
Interest receivable	3,434	1,556
Prepaid expenses	147	141
Total Assets	1,872,862	1,922,159
LIABILITIES:
Distributions payable	1,573	189
Accrued expenses and other payables:
Investment advisory fees	278	388
Administration fees	133	152
Custodian fees	20	22
Transfer agent fees	69	68
Trustee fees	7	7
Shareholder servicing fees	33	122
Other accrued expenses	92	95
Total Liabilities	2,205	1,043
NET ASSETS:
Capital	1,869,728	1,920,921
Undistributed (distributions in excess of) net investment income	643	(39)
Accumulated net realized gains from investment transactions	286	234
Net unrealized appreciation (depreciation) on investments	—	—
Net Assets	$1,870,657	$1,921,116
Net Assets
Investor Shares	$1,743,738	$1,350,683
Select Shares	126,919	570,433
Total	$1,870,657	$1,921,116
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Investor Shares	1,743,157	1,350,545
Select Shares	126,707	570,374
Total	1,869,864	1,920,919
Net asset value, offering and redemption price per share:
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Represents value for Institutional Money Market Fund. Amortized cost is $1,111,874.

(b)  Value is equal to amortized cost.

See notes to financial statements.

8

  Statements of Operations
The Victory Portfolios  October 31, 2008

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$58,330	$56,217
Total Income	58,330	56,217
Expenses:
Investment advisory fees	3,588	4,615
Administration fees	1,705	1,785
Shareholder servicing fees — Select Shares	535	1,403
Custodian fees	260	271
Transfer agent fees	329	344
Transfer agent fees — Investor Shares	102	82
Transfer agent fees — Select Shares	17	33
Trustees' fees	122	133
Legal and audit fees	218	242
Other expenses	260	275
Total Expenses	7,136	9,183
Net Investment Income	51,194	47,034
Realized/Unrealized Gains (Losses) from Investment Transactions
Net realized gains from investment transactions	287	240
Unrealized depreciation on investments	(3,565)	—
Net realized/unrealized gains (losses) from investments	(3,278)	240
Net increase from payments by an affiliate for losses due to declines in the value of portfolio securities	4,246	—
Change in net assets resulting from operations	$52,162	$47,274

See notes to financial statements.

9

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$51,194	$84,448	$47,034	$78,762
Net realized gains (losses) from investment transactions	287	(1)	240	(2)
Unrealized depreciation on investments	(3,565)	—	—	—
Net increase from payments by an affiliate for losses due to declines in the value of portfolio securities	4,246	—	—	—
Net increase from payments by Adviser	—	1,173	—	1,223
Change in net assets resulting from operations	52,162	85,620	47,274	79,983
Distributions to shareholders:
From net investment income:
Investor Shares	(45,598)	(74,906)	(34,496)	(59,188)
Select Shares	(5,587)	(10,973)	(12,532)	(21,043)
Change in net assets resulting from distributions to shareholders	(51,185)	(85,879)	(47,028)	(80,231)
Change in net assets from capital transactions	46,259	313,300	67,380	256,639
Change in net assets	47,236	313,041	67,626	256,391
Net Assets:
Beginning of period	1,823,421	1,510,380	1,853,490	1,597,099
End of period	$1,870,657	$1,823,421	$1,921,116	$1,853,490
Undistributed (distributions in excess of) net investment income	$643	$(46)	$(39)	$(45)
Capital Transactions:
Investor Shares
Proceeds from shares issued	$8,280,284	$6,914,787	$10,879,441	$8,685,572
Dividends reinvested	10,305	18,510	28,990	53,117
Cost of shares redeemed	(8,184,510)	(6,648,772)	(10,914,204)	(8,525,222)
Total Investor Shares	$106,079	$284,525	$(5,773)	$213,467
Select Shares
Proceeds from shares issued	3,822,870	4,175,624	1,718,645	1,807,755
Dividends reinvested	4,655	8,195	11,878	19,089
Cost of shares redeemed	(3,887,345)	(4,155,044)	(1,657,370)	(1,783,672)
Total Select Shares	$(59,820)	$28,775	$73,153	$43,172
Change in net assets from capital transactions	$46,259	$313,300	$67,380	$256,639
Share Transactions:
Investor Shares
Issued	8,280,284	6,914,787	10,879,441	8,685,572
Reinvested	10,305	18,510	28,990	53,117
Redeemed	(8,184,510)	(6,648,772)	(10,914,204)	(8,525,222)
Total Investor Shares	106,079	284,525	(5,773)	213,467
Select Shares
Issued	3,822,870	4,175,624	1,718,645	1,807,754
Reinvested	4,655	8,195	11,878	19,089
Redeemed	(3,887,345)	(4,155,044)	(1,657,370)	(1,783,672)
Total Select Shares	(59,820)	28,775	73,153	43,171
Change in Shares	46,259	313,300	67,380	256,638

See notes to financial statements.

10

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.028	0.051		0.044	0.026	0.009
Net realized and unrealized gains (losses) on investments	— (a)	—	(a)	—	— (a)	—
Total from Investment Activities	0.028	0.051		0.044	0.026	0.009
Distributions:
Net investment income	(0.028)	(0.051)		(0.044)	(0.026)	(0.009)
Total Distributions	(0.028)	(0.051)		(0.044)	(0.026)	(0.009)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	2.84%	5.18	% (b)	4.54%	2.58%	0.95%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,743,738	$1,636,897		$1,352,595	$1,247,290	$1,368,821
Ratio of expenses to average net assets	0.36%	0.37%		0.38%	0.37%	0.35%
Ratio of net investment income to average net assets	2.80%	4.97%		4.45%	2.53%	0.95%
Ratio of expenses to average net assets (c)	0.36%	0.37%		0.38%	0.41%	0.39%
Ratio of net investment income to average net assets (c)	2.80%	4.97%		4.45%	2.49%	0.91%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.025	0.048		0.042	0.023	0.007
Net realized and unrealized gains (losses) on investments	— (a)	—	(a)	—	— (a)	—
Total from Investment Activities	0.025	0.048		0.042	0.023	0.007
Distributions:
Net investment income	(0.025)	(0.048)		(0.042)	(0.023)	(0.007)
Total Distributions	(0.025)	(0.048)		(0.042)	(0.023)	(0.007)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	2.57%	4.91	%(b)	4.28%	2.32%	0.69%
Ratios/Supplemental Data:
Net assets at end of period (000)	$126,919	$186,524		$157,785	$146,105	$132,775
Ratio of expenses to average net assets	0.61%	0.62%		0.63%	0.62%	0.60%
Ratio of net investment income to average net assets	2.61%	4.70%		4.24%	2.29%	0.65%
Ratio of expenses to average net assets (c)	0.61%	0.62%		0.63%	0.66%	0.64%
Ratio of net investment income to average net assets (c)	2.61%	4.70%		4.24%	2.25%	0.61%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.025	0.050		0.044	0.025	0.009
Net realized gains (losses) on investments	— (a)	—	(a)	— (a)	— (a)	—
Total from Investment Activities	0.025	0.050		0.044	0.025	0.009
Distributions:
Net investment income	(0.025)	(0.050)		(0.044)	(0.025)	(0.009)
Total Distributions	(0.025)	(0.050)		(0.044)	(0.025)	(0.009)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	2.53%	5.07	%(b)	4.45%	2.48%	0.92%
Ratios/Supplemental Data:
Net assets at end of period (000)	$1,350,683	$1,356,283		$1,142,994	$1,187,123	$994,342
Ratio of expenses to average net assets	0.40%	0.42%		0.43%	0.41%	0.35%
Ratio of net investment income to average net assets	2.52%	4.86%		4.35%	2.51%	0.92%
Ratio of expenses to average net assets (c)	0.40%	0.42%		0.43%	0.48%	0.44%
Ratio of net investment income to average net assets (c)	2.52%	4.86%		4.35%	2.44%	0.83%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.022	0.047		0.041	0.022	0.007
Net realized gains (losses) on investments	— (a)	—	(a)	— (a)	— (a)	—
Total from Investment Activities	0.022	0.047		0.041	0.022	0.007
Distributions:
Net investment income	(0.022)	(0.047)		(0.041)	(0.022)	(0.007)
Total Distributions	(0.022)	(0.047)		(0.041)	(0.022)	(0.007)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	2.27%	4.81	%(b)	4.18%	2.20%	0.67%
Ratios/Supplemental Data:
Net assets at end of period (000)	$570,433	$497,207		$454,105	$340,625	$509,721
Ratio of expenses to average net assets	0.65%	0.67%		0.69%	0.67%	0.60%
Ratio of net investment income to average net assets	2.23%	4.61%		4.14%	2.12%	0.66%
Ratio of expenses to average net assets (c)	0.65%	0.67%		0.69%	0.75%	0.69%
Ratio of net investment income to average net assets (c)	2.23%	4.61%		4.14%	2.04%	0.57%

(a)  Rounds to less than $0.001 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

  Notes to Financial Statements
The Victory Portfolios  October 31, 2008

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995, as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2008, the Trust offered shares of 20 funds. The accompanying financial statements and financial highlights are those of the Institutional Money Market Fund and the Federal Money Market Fund (individually a "Fund", collectively, the "Funds").

The Funds are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board").

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board

15

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Treasury Guaranty Program for Money Market Funds:

The Board of the Trust approved, on October 7, 2008, the participation by each of the Funds in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insures shareholders against loss up to the maximum amount of shares held as of the close of business September 19, 2008, in the event that any Fund liquidates its holdings and the net asset value per share at the time of liquidation is less than $1.00 per share. The Program is designed to help stabilize the credit markets by discouraging substantial redemptions in money market Funds.

Participation in the initial three months of the Program (that is, until December 18, 2008) required a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. The expense of the Program is included within each Fund's Statement of Operations. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009 and may choose to extend it further, up through September 18, 2009. On December 3, 2008, the Board approved the Funds participation in the latest extension of the Program through April 30, 2009. If the Program is extended further, the Board will consider whether to continue to participate.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2008, the Funds had no outstanding "when-issued" purchase commitments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Funds' net assets or results of operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about each Funds' derivative and hedging activities, including how such activities are accounted for and their effect on each Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Funds' financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. Management is currently evaluating the impact the adoption these standards will have on the Funds' financial statements and related disclosures.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fee of the Institutional Money Market Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $1.5 billion, 0.17% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion; the investment advisory fee of the Federal Money Market Fund is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $1.5 billion, 0.20% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Trust, the Victory Variable Insurance Funds and the Victory Institutional Funds (the "Victory Trusts") average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. From January 1, 2008 through June 30, 2008, the custodian received fees computed at an annual rate of 0.015% of the first $10 billion of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") average daily net assets, 0.0113% of the Trusts' average net assets between $10 billion and $12.5 billion and 0.0025% of the Trusts' average net assets greater than $12.5 billion. Prior to January 1, 2008, KeyBank received custodian fees computed at an annual rate of 0.017% of the first $15 billion of the Trusts' average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

The Institutional Money Market Fund entered into an irrevocable letter of credit with KeyCorp, an affiliate of the Adviser. Details of this transaction are located in footnote 6.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts, between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts, in excess of $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2008, affiliates of the Adviser earned $1,940 (amount in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments mad by the Funds' Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this plan.

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS")(BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets.

4.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. Prior to July 9, 2008, the Line of Credit agreement did not include the Victory Institutional Funds and was between the Trusts and Keycorp only. For the fiscal year ended October 31, 2008, the Victory Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the year ended October 31, 2008, the Funds did not have any loans with KeyCorp.

5.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distrubutions Paid From Ordinary Income
Institutional Money Market Fund	$56,522
Federal Money Market Fund	52,332

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$84,755
Federal Money Market Fund	80,230

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable differ from the Statements of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Institutional Money Market Fund	$2,234	$(2,113)	$(1,343)	$2,316	$1,094
Federal Money Market Fund	1,563	(1,313)	—	—	250

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

As of October 31, 2008, the following Fund has net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amount in thousands):

	Expiration Year
	2013	2015	2016	Total
Institutional Money Market Fund	$1	$1	$1,341	$1,343

During the year ended October 31, 2008, the Federal Money Market Fund utilized $6 in capital loss carryforwards (amount in thousands).

The cost basis of investments of the Institutional Money Market Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealizedappreciation/depreciation is as follows (amount in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Money Market Fund	$1,866,606	$2,316	$—	$2,316

6.  Market Events:

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market's assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

The Institutional Money Market Fund (the "IMM Fund") owns obligations of SIV Portfolio plc ("Portfolio"), formerly Cheyne Finance LLC, a SIV. On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral. Portfolio subsequently became insolvent and defaulted in its obligations to pay interest and principal due to the noteholders. The Trust's Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of the Fund or its shareholders to dispose of the Portfolio security at that time.

On April 16, 2008, the IMM Fund received a partial payment on the Portfolio obligations it owned. Further, in mid-July 2008, Portfolio was restructured. In an auction held by the receiver, bidders acquired approximately 21% of Portfolio's non-cash assets. The remaining non-cash assets were transferred to Gryphon Funding ("Gryphon"), a new SIV. Portfolio retained 7.5% of its original assets in cash. On August 15, 2008, Portfolio distributed the majority of this cash to shareholders, but retained approximately 1%. As a result of the reorganization, the IMM Fund currently holds interest in both Portfolio and Gryphon. During September and October 2008, Gryphon made cash distributions from the underlying holdings.

On November 16, 2007, KeyCorp, the parent of the Adviser, established an irrevocable letter of credit for the benefit of the IMM Fund to maintain its AAAm S&P rating. The letter of credit required KeyCorp to contribute $7.5 million cash into a demand deposit account which the IMM Fund could draw upon should certain triggering events occur. Under the letter of credit, KeyCorp has agreed to maintain the mark-to-market net asset value of the IMM Fund so that it does not fall below $0.9985. On July 17, 2008, the irrevocable letter of credit was amended to increase the amount to $15 million. For purposes of carrying out the monitoring procedures, as described in the Fund's Statement of Additional Information, the IMM Fund has reduced the mark-to-market value of the Portfolio and Gryphon securities to an amount below par. Through October 31, 2008, the IMM Fund has drawn on the letter of credit for a total amount of $4.2 million. As of December 18, 2008 there has been $0.6 million in draws on the letter of credit subsequent to October 31, 2008. For financial statement purposes, the Portfolio and Gryphon securities are recorded at fair value.

21

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The letter of credit will expire on March 31, 2009. If either Portfolio or Gryphon is still outstanding as of March 31, 2009, KeyCorp has agreed to either maintain the IMM Fund at the level stated above or pay the principal amount, less payments received, of the original amount ($15 million) of Cheyne Finance LLC holdings or seek permission to extend the letter of credit.

KeyCorp is rated in the highest short-term rating category for debt securities by the three primary nationally recognized statistical rating organizations. In the event that KeyCorp's short-term ratings should change such that they are no longer rated in the highest short-term rating category, and unless the Adviser substitutes an obligation or credit support that is rated in the highest short-term rating category, KeyCorp has agreed to either maintain the IMM Fund at the level stated above or pay the principal amount (less payments received) of the original amount of Cheyne Finance LLC holdings.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund and Federal Money Market Fund (two portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2008

23

  Supplemental Information
The Victory Portfolios  October 31, 2008

  (Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"), and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 57	Trustee	May 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 57	Trustee	May 2005	President/Principal Owner (since 2003) The Henlee Group; President/Owner (since 2003-2005) ELB Consultants. President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	Trustee	May 2008	Managing Director, JL Thornton & Co. Financial Consultant (since 2003).	None.

24

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Dr. Thomas F. Morrissey, 74	Trustee	November 1994	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 68	Trustee	August 2002	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 64	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Insurance; Trustee, Old Mutual Funds III (12 portfolios).

Interested Trustees.

David C. Brown, 36	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None.

Thomas W. Bunn, 55	Trustee	May 2008	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005).	None.

Messres Brown and Bunn are "Interested Persons" by reason of their relationship with KeyCorp.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 34	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global Investments, (August 2004-July 2005). Chief Financial Officer Advisor Services, Gartmore Global Investments Inc. (August 2003-August 2004). Corporate Controller Gartmore Global Investments Inc. (June 2000-August 2003).

Mr. Peter W. Scharich, 44	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 40	Treasurer	May 2005	Senior Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	Senior Vice President, Fund Compliance, Citi (Since July 2006): Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 65	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,010.30	$1.82	0.36%
Select Shares	1,000.00	1,009.00	3.08	0.61%
Federal Money Market Fund
Investor Shares	1,000.00	1,008.60	2.02	0.40%
Select Shares	1,000.00	1,007.40	3.28	0.65%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.33	$1.83	0.36%
Select Shares	1,000.00	1,022.07	3.10	0.61%
Federal Money Market Fund
Investor Shares	1,000.00	1,023.13	2.03	0.40%
Select Shares	1,000.00	1,021.87	3.30	0.65%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Institutional Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investment

Federal Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investment

28

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29

VF-FIMMF-ANN (12/08)

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

October 31, 2008

Annual Report

Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	43

Supplemental Information

Trustee and Officer Information	44

Proxy Voting and Form N-Q Information	47

Expense Examples	47

Portfolio Holdings	48

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

There is a natural tendency to spend time looking back and analyzing the recent market volatility, justifying the decisions, and reminiscing over losses and gains. History shares with us that economic conditions cause markets to rise and fall, but the essential fact is that investing is a long-term opportunity. Investor pessimism over the current economic situation may drive stocks lower, but the market is likely to be setting up for an eventual recovery. From a historical perspective, the average bear market in the post World War II era lasted just over 16 months and declined 31.5%. The current bear market is 12 months old and the S&P 500 is down over 35%. More importantly, absolute market valuations are at long-term lows using conservative earnings estimates and stocks are very attractively priced using interest-rate-based valuation methods.

We are not blind to reality, however. The market's decline has been driven by further evidence of slowing worldwide economic growth and continued negative news about the financial markets. Domestic economic growth continues to weaken. The labor market was particularly hard hit as payrolls declined and unemployment rose to its highest level in five years. Moreover, the housing market, which appeared to be bottoming, weakened sharply in September. International growth continued its sharp deceleration. By the end of the third quarter 2008, virtually all major industrial countries were near or in recession. The financial market crisis deepened, culminating in massive capital infusions by the Federal Reserve to several financial institutions; the bankruptcy filing and take-over of others; and a plunge in stock prices coincident with the Federal government's initial rejection of the financial rescue plan. Consumer spending, which accounts for two thirds of Gross Domestic Product, is under siege from the combination of eroding home equity values, painfully lower stock prices and rising unemployment.

However, the seeds of eventual recovery are slowly being sown. Massive amounts of liquidity have been injected into the financial system worldwide and the $700 billion Troubled Asset Relief Program (TARP) is now active. In addition, scores of other actions have been instituted including basis point reductions in the Federal Funds rate. Moreover, commodity prices have plunged, calming inflationary concerns and opening the door for central bankers worldwide to lower short-term interest rates. In addition to calming inflationary concerns, lower commodity prices, energy in particular, should help reduce the pressure on the beleaguered consumer.

The current economic and investment uncertainty will subside over time, and we continue to believe that the investment markets will turn positive again to patient investors. Times such as these can expose concerns, but we will weather this market event, and continue to invest in the market with confidence.

In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

2.  Client Service Excellence

3.  Empowerment, Ownership and Accountability

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

Michael Policarpo

President,
Victory Portfolios

3

The Victory Portfolios  Schedule of Portfolio Investments
Government Reserves Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (99.9%)
Federal Farm Credit Bank
3.40% (a), 2/23/09	$50,000	$50,000
1.00% (a), 2/24/09	50,000	49,996
4.00% (a), 8/7/09	15,000	15,000
Series 1
1.11% (a), 12/21/09	34,000	33,977
		148,973
Federal Home Loan Bank
0.70% (b), 11/3/08	110,001	109,997
0.78% (b), 11/4/08	41,000	40,997
1.15% (b), 11/12/08-11/13/08	60,000	59,978
1.28% (b), 11/14/08	50,000	49,977
2.18% (b), 11/19/08	10,000	9,989
1.15% (b), 11/21/08	46,865	46,835
1.30% (b), 11/25/08	11,840	11,830
1.32% (b), 11/26/08-12/1/08	45,000	44,955
3.83% (a), 12/3/08	10,000	9,998
2.27% (b), 12/12/08	20,000	19,948
3.20% (b), 1/5/09	15,000	14,913
2.05% (b), 1/7/09	35,000	34,867
2.40% (b), 1/14/09	25,000	24,877
0.80% (a), 2/2/09	75,000	75,000
2.54% (b), 2/2/09	10,000	9,934
2.55% (b), 2/17/09	100,000	99,235
2.69% (a), 2/18/09	20,000	20,000
0.48% (a), 2/19/09	15,000	15,000
2.48% (b), 3/13/09	15,000	14,864
2.19%, 3/17/09	15,000	15,000
0.55% (a), 3/26/09	25,000	25,000
0.57% (a), 4/16/09	40,000	40,000
Series 1
3.54% (a), 4/24/09	12,000	12,000
3.59% (a), 4/30/09	10,000	10,000
2.65%, 7/2/09	20,000	19,999
3.13%, 7/14/09, Callable 1/14/09 @ 100	7,790	7,787
2.65% (a), 8/5/09	15,000	15,002
3.00%, 9/23/09, Callable 12/23/08 @ 100	10,000	10,000
2.88%, 10/9/09, Callable 12/17/08 @ 100	12,500	12,500
3.15% (a), 10/27/09, Callable 1/27/09 @ 100	14,000	13,998
5.25%, 11/3/09, Callable 11/3/08 @ 100	12,000	12,001
		906,481
Total U.S. Government Agency Securities (Amortized Cost $1,055,454)		1,055,454
Total Investments (Amortized Cost $1,055,454) (c) — 99.9%		1,055,454
Other assets in excess of liabilities — 0.1%		855
NET ASSETS — 100.0%		$1,056,309

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Rate represents the effective yield at purchase.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (3.9%)
Bank of Nova Scotia NY, 5.20%, 2/20/09	$8,000	$8,054
Harris N.A., 3.57% (a), 5/29/09	8,000	8,000
Marshall & Ilsley Bank, 4.84% (a), 7/9/09	8,000	8,000
PNC Bank N.A., 3.74% (a), 2/23/09	9,000	8,998
Total Certificates of Deposit (Amortized Cost $33,052)		33,052
Commercial Paper (10.9%)
BNP Paribas Finance, Inc., 0.25% (b), 11/3/08	35,000	35,000
Greenwich Capital Holdings, Inc., 0.50% (b), 11/3/08	35,000	34,999
HSBC USA, Inc., 2.50% (b), 12/1/08	7,000	6,985
State Street Corp., 3.75% (b), 12/11/08	8,000	7,967
Toyota Motor Credit Corp., 1.50% (b), 11/7/08	7,000	6,998
Total Commercial Paper (Amortized Cost $91,949)		91,949
Corporate Bonds (14.9%)
Allstate Life Global Finance Trust, 3.45% (a), 3/20/09, MTN	8,000	8,000
American Express Credit Co., Series B, 4.11% (a), 4/6/09, MTN	6,000	5,975
Bank of America N.A., 4.35% (a), 4/3/09, Callable 11/3/08 @ 100	6,000	6,000
Gryphon Funding Ltd. (c) (d) (e) (h)	12,772	7,919
Hartford Life Global Funding, 3.09% (a), 4/15/09, MTN	15,000	15,000
IBM International Group Capital LLC, 3.03% (a), 6/26/09 (f)	7,000	7,000
JPMorgan Chase & Co., Series C, 4.19% (a), 4/3/09, MTN	8,000	7,999
MassMutual Global Funding LLC, 3.31% (a), 3/19/09 (f)	8,000	8,000
MetLife Global Funding I, 4.57% (a), 5/11/09 (f)	12,000	12,000
National Rural Utilities Cooperative Finance Corp., 4.38% (a), 10/9/09, MTN	6,000	5,977
Pacific Life Global Funding, 3.05% (a), 3/9/09 (f)	8,000	8,000
Premium Asset Trust 4-10, 4.64% (a), 3/15/09 (f)	15,000	14,979
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (c) (d) (e) (g)	6,209	—
Toyota Motor Credit Corp., Series B, 0.70% (a), 5/11/09, MTN	4,000	4,000
Wachovia Bank N.A., Series CD, 3.11% (a), 5/26/09	7,000	6,938
Wal-Mart Stores, Inc., 5.75% (a), 6/1/09	8,000	8,137
Total Corporate Bonds (Amortized Cost $129,727)		125,924
Municipal Bonds (0.8%)
Hudson County New Jersey, BAN, GO, 4.05%, 9/9/09	7,000	7,017
Total Municipal Bonds (Amortized Cost $7,017)		7,017
Repurchase Agreements (34.6%)
ABN Amro Bank NV, 0.25%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $125,003, collateralized by U.S. Government Securities, 0.00%-4.79%, 6/24/09-4/23/18, market value $127,500)	125,000	125,000
Deutsche Bank Securities, Inc., 1.15%, 11/5/08 (Date of agreement 10/29/08, Proceeds at maturity $125,028, collateralized by U.S. Government Securities, 4.53%-7.00%, 2/1/22-11/1/46, market value $127,500)	125,000	125,000

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Goldman Sachs Group Inc., 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $35,001, collateralized by U.S. Government Securities, 5.50%-6.50%, 10/15/21-10/20/38, market value $35,700)	$35,000	$35,000
UBS Warburg LLC, 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $7,800, collateralized by U.S. Government Securities, 0.00%, 6/1/37, market value $7,958)	7,800	7,800
Total Repurchase Agreements (Amortized Cost $292,800)		292,800
U.S. Government Agency Securities (34.6%)
Federal Home Loan Bank
0.80% (a), 2/2/09	65,000	65,000
2.19%, 3/17/09	10,000	10,000
2.22% (b), 11/21/08	8,000	7,990
2.27% (b), 12/12/08	10,000	9,974
2.48% (b), 3/13/09	7,000	6,936
2.65%, 7/2/09	10,000	10,000
2.65% (a), 8/5/09	7,000	7,001
2.88%, 10/9/09, Callable 12/17/08 @ 100	12,500	12,500
3.20% (b), 1/5/09	9,000	8,948
Series 1
0.48% (a), 2/19/09	40,000	40,000
0.55% (a), 3/26/09	40,000	40,000
3.54% (a), 4/24/09	8,000	8,000
3.59% (a), 4/30/09	8,000	8,000
Federal Home Loan Mortgage Corp.
2.65%, 6/22/09, Callable 12/2/08 @ 100, MTN	8,000	8,000
Federal National Mortgage Assoc.
0.54% (a), 9/3/09	50,000	50,000
Total U.S. Government Agency Securities (Amortized Cost $292,349)		292,349
Other (0.1%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires March 31, 2009 (See Note (7) in Notes to Financial Statements)	—	636
Total Other (Amortized Cost $—)		636
Total Investments (Amortized Cost $846,894) — 99.8%		843,727
Other assets in excess of liabilities — 0.2%		1,321
NET ASSETS — 100.0%		$845,048

*  Value represents amortized cost except for securities noted with footnote (e).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Rate represents the effective yield at purchase.

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2008

(Amounts in Thousands)

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd.	7/17/08	$5,513	$12,772	$7,919	0.9%
SIV Portfolio (formerly Cheyne Finance LLC), 11/05/07	10/24/06	6,205	6,209	—	—

(d)  Security is issued by a structured investment vehicle.

(e)  Supported by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, as discussed more fully in Note 7 to the Notes to Financial Statements. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 0.9% of net assets as of 10/31/08.

(f)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(g) — Security is in default.

(h)  Non-income producing security.

BAN — Bond Anticipation Note

GO — General Obligation

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Certificates of Deposit (2.9%)
Bank of Nova Scotia NY, 5.20%, 2/20/09	$5,000	$5,034
Harris N.A., 3.57% (a), 5/29/09	5,000	5,000
Marshall & Ilsley Bank, 4.84% (a), 7/9/09	5,000	5,000
PNC Bank N.A., 3.74% (a), 2/23/09	5,000	4,999
Total Certificates of Deposit (Amortized Cost $20,033)		20,033
Commercial Paper (12.0%)
BNP Paribas Finance, Inc., 0.25% (b), 11/3/08	30,000	30,000
Greenwich Capital Holdings, Inc., 0.50% (b), 11/3/08	30,000	29,999
HSBC USA, Inc., 2.50% (b), 12/1/08	6,000	5,987
Northwestern University, 2.60% (b), 11/6/08	4,000	3,999
State Street Corp., 3.75% (b), 12/11/08	7,000	6,971
Toyota Motor Credit Corp., 1.50% (b), 11/7/08	6,000	5,998
Total Commercial Paper (Amortized Cost $82,954)		82,954
Corporate Bonds (13.4%)
Allstate Life Global Finance Trust, 3.45% (a), 3/20/09, MTN	5,000	5,000
American Express Credit Co., Series B, 4.11% (a), 4/6/09, MTN	4,000	3,983
American Honda Finance, 4.65% (a), 4/16/09, MTN (c)	6,500	6,495
Bank of America N.A., 4.35% (a), 4/3/09, Callable 11/3/08 @ 100	3,000	3,000
Citigroup, Inc., 6.20%, 3/15/09	7,671	7,727
Gryphon Funding Ltd., (d) (e) (f) (i)	3,991	2,475
Hartford Life Global Funding, 3.09% (a), 4/15/09, MTN	10,000	10,000
IBM International Group Capital LLC, 3.03% (a), 6/26/14 (c)	4,000	4,000
JPMorgan Chase & Co., Series C, 4.19% (a), 4/3/09, MTN	5,000	5,000
MassMutual Global Funding LLC, 3.31% (a), 3/19/09 (c)	5,000	5,000
MetLife Global Funding I, 4.57% (a), 5/11/09 (c)	8,000	8,000
National Rural Utilities Cooperative Finance Corp., 4.38% (a), 10/9/09, MTN	4,000	3,984
Pacific Life Global Funding, 3.05% (a), 3/9/09 (c)	4,000	4,000
Premium Asset Trust 4-10, 4.64% (a), 3/15/09 (c)	10,000	9,986
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07 (d) (e) (f) (g)	1,940	—
Toyota Motor Credit Corp., Series B, 0.70% (a), 5/11/09, MTN	3,000	3,000
Wachovia Bank N.A., Series CD, 3.11% (a), 5/26/09	6,000	5,947
Wal-Mart Stores, Inc., 5.93% (a), 6/1/09	5,000	5,086
Total Corporate Bonds (Amortized Cost $93,871)		92,683
Municipal Bonds (0.6%)
Hudson County New Jersey, BAN, GO, 4.05%, 9/9/09	4,000	4,010
Total Municipal Bonds (Amortized Cost $4,010)		4,010
Repurchase Agreements (42.6%)
ABN Amro Bank NV, 0.25%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $100,002, collateralized by U.S. Government Securities, 0.00%-3.38%, 3/5/10-7/7/28, market value $102,000)	100,000	100,000

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value*
Deutsche Bank Securities, Inc., 1.15%, 11/5/08 (Date of agreement 10/29/08, Proceeds at maturity $100,022, collateralized by U.S. Government Securities, 4.90%-7.00%, 9/1/15-10/1/38, market value $102,000)	$100,000	$100,000
Goldman Sachs Group Inc., 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $25,000, collateralized by U.S. Government Securities, 5.00%-6.50%, 11/20/34-9/15/38, market value $25,500)	25,000	25,000
UBS Warburg LLC, 0.20%, 11/3/08 (Date of agreement 10/31/08, Proceeds at maturity $70,101, collateralized by U.S. Government Securities, 0.00%, 9/1/36-11/1/40, market value $71,502)	70,100	70,100
Total Repurchase Agreements (Amortized Cost $295,100)		295,100
U.S. Government Agency Securities (28.4%)
Federal Farm Credit Bank,
Series 1, 1.11% (a), 12/21/09	16,000	15,989
Federal Home Loan Bank
0.57% (a), 4/16/09	15,000	15,000
0.80% (a), 2/2/09	35,000	35,000
2.19%, 3/17/09	5,000	5,000
2.22% (b), 11/21/08	5,000	4,994
2.27% (b), 12/12/08	5,000	4,987
2.48% (b), 3/13/09	4,000	3,964
2.65%, 7/2/09	6,000	6,000
2.65% (a), 8/5/09	5,000	5,000
2.88%, 10/9/09, Callable 12/17/08 @ 100	7,500	7,500
3.20% (b), 1/5/09	6,000	5,965
Series 1
0.48% (a), 2/19/09	20,000	20,000
0.55% (a), 3/26/09	20,000	20,000
3.54% (a), 4/24/09	7,000	7,000
3.59% (a), 4/30/09	5,000	5,000
Federal Home Loan Mortgage Corp.
2.65%, 6/22/09, Callable 12/2/08 @ 100, MTN	5,000	5,000
Federal National Mortgage Assoc.
0.54% (a), 9/3/09	30,000	30,000
Total U.S. Government Agency Securities (Amortized Cost $196,399)		196,399
Other (0.0%)
Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser, expires March 31, 2009 (See Note (7) in Notes to Financial Statements)	—	—
Total Other (Amortized Cost $—)		—
Total Investments (Amortized Cost $692,367) (h) — 99.9%		691,179
Other assets in excess of liabilities — 0.1%		325
NET ASSETS — 100.0%		$691,504

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2008

(Amounts in Thousands)

*  Value represents amortized cost except for securities noted with footnote (e).

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percent of Net Assets
Gryphon Funding Ltd.	7/17/08	$1,723	$3,991	$2,475	0.4%
SIV Portfolio (formerly Cheyne Finance LLC), 11/5/07	10/24/06	1,939	1,940	—	—

(e)  Security is covered by an Irrevocable Letter of Credit with KeyCorp, an affiliate of the Adviser as discussed more fully in Note 7 to the Notes to Financial Statements. Security is fair valued in accordance with procedures approved by the Board of Trustees and represents 0.4% of net assets as of 10/31/08.

(f)  Security is issued by a structured investment vehicle.

(g)  Security is in default.

(h)  Represents cost for financial reporting and federal income tax purposes.

(i)  Non-income producing security.

BAN — Bond Anticipation Note

GO — General Obligation

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (101.0%)
Alabama (0.2%):
Jefferson County Sewer Revenue, Capital Improvement Warrants, Series A, 5.00%, 2/1/33, Prerefunded 2/1/09 @ 101, FGIC	$1,000	$1,018
Arizona (4.3%):
Cochise County Pollution Control Corp. Solid Waste Disposal Revenue, 2.35% (a), 9/1/24, AMT	14,900	14,900
Coconino County Industrial Development Authority, IDR, Scuff Steel Project, 1.80% (a), 3/1/27, LOC Wells Fargo Bank N.A., AMT	1,365	1,365
Salt River Pima-Maricopa Indian Community Revenue, 1.50% (a), 10/1/25, LOC Bank of America N.A.	2,000	2,000
		18,265
Arkansas (0.6%):
Sheridan, IDR, Centria Project, Series A, 2.08% (a), 8/1/20, LOC PNC Bank N.A., AMT	2,600	2,600
Colorado (5.1%):
Colorado Springs Utilities Revenue, System Sub Lien Improvement, Series A, 5.00%, 11/15/08	1,000	1,001
Commerce City, Northern Infrastructure General Improvement, GO, 1.82% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
Denver City & County Airport Revenue, Series A, 5.50%, 11/15/08, FGIC, AMT	2,340	2,342
Educational & Cultural Facilities Authority Revenue, National Jewish Federation Program
Series A8 1.25% (a), 9/1/35, LOC Bank of America N.A.	850	850
Series D6 1.25% (a), 9/1/38, LOC JPMorgan Chase Bank	1,800	1,800
Educational & Cultural Facilities Authority Revenue, Northwestern College, Series A, 1.83% (a), 8/1/38, LOC Marshall & Ilsley Bank	5,700	5,700
Health Facilities Authority Revenue, Craig Hospital Project, 1.65% (a), 12/1/20, LOC Wells Fargo Bank N.A.	4,565	4,565
		21,258
Delaware (0.7%):
State Economic Development Authority Revenue, YMCA Delaware Project, 1.68% (a), 5/1/36, LOC PNC Bank N.A.	3,000	3,000
District of Columbia (0.1%):
State Revenue, Lowell School, Inc. Project, 2.40% (a), 10/1/23, LOC Wachovia Bank N.A.	400	400
Florida (4.6%):
Broward County Educational Facilities Authority Revenue, Nova Southeastern, Series C, 1.20% (a), 4/1/24, LOC Bank of America N.A.	700	700
Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 1.20% (a), 1/1/19, LOC SunTrust Bank	1,700	1,700
Hillsborough County Industrial Development Authority Revenue, Tampa Metropolitan Area YMCA, Inc. Project, 1.52% (a), 3/1/25, LOC Bank of America N.A.	3,350	3,350

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Miami-Dade County Educational Facilities Authority Revenue, Florida Memorial College Project, 1.50% (a), 10/1/27, LOC Bank of America N.A.	$2,205	$2,205
Orange County Industrial Development Authority Revenue, Lake Highland School, Inc., 1.50% (a), 8/1/32, LOC Bank of America N.A.	1,450	1,450
Orange County Industrial Development Authority Revenue, University of Central Florida, Inc. Project, Series A, 2.35% (a), 3/1/25, LOC Wachovia Bank N.A.	2,620	2,620
Palm Beach County, IDR, South Florida Blood Banks, Inc. Project, 1.85% (a), 12/1/22, LOC SunTrust Bank	4,700	4,700
Sarasota-Manatee Airport Authority Revenue, 1.20% (a), 8/1/14, LOC SunTrust Bank	2,500	2,500
		19,225
Georgia (1.4%):
Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic Association, Inc. Project, 1.20% (a), 9/1/31, LOC SunTrust Bank	1,400	1,400
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center, Inc. Project, Series B, 1.85% (a), 8/1/19, LOC SunTrust Bank, Atlanta	760	760
Middle Coastal Unified Development District Authority Revenue, YMCA of Coastal Georgia Project, 1.50% (a), 8/1/30, LOC Bank of America N.A.	3,700	3,700
		5,860
Idaho (0.4%):
Hailey Industrial Development Corp. Revenue, Rocky Mountain Hardware, Inc. Project, 1.90% (a), 9/1/31, LOC Wells Fargo Bank N.A., AMT	1,690	1,690
Illinois (11.3%):
Chicago Multifamily Housing Revenue, Uptown Preservation Apartments, 1.85% (a), 3/1/39, LOC LaSalle National Bank N.A., AMT	2,060	2,060
Development Finance Authority Revenue, Derby Industries, Inc. Project, 8.00% (a), 12/1/11, LOC Fifth Third Bank, AMT	1,000	1,000
Development Finance Authority, IDR, Industrial Steel Construction, Inc. Project, 3.05% (a), 7/15/23, LOC Bank One N.A., AMT (b)	3,110	3,110
Finance Authority Educational Facility Revenue, Erikson Institute Project, 1.50% (a), 11/1/37, LOC LaSalle National Bank N.A.	2,500	2,500
Finance Authority Revenue, New Hope Center, Inc. Project, 1.92% (a), 9/1/43, LOC RBS Citizens N.A.	3,250	3,250
Finance Authority Revenue, YMCA Metro Chicago Project, 1.80% (a), 6/1/34, LOC Harris Trust & Savings Bank	5,000	5,000
Galesburg, Knox College Project, 1.50% (a), 3/1/31, LOC LaSalle National Bank N.A.	5,000	5,000
Glendale Heights, IDR, Hudapack Metal Project, 3.05% (a), 9/1/18, LOC Bank One Wisconsin, AMT	1,835	1,835
Hanover Park, IDR, Spectra-Tech, Inc. Project, 2.30% (a), 8/1/17, LOC Harris Trust & Savings Bank, AMT	785	785
Health Facilities Authority Revenue, Riverside Health System, Series B, 1.50% (a), 11/15/16, LOC LaSalle National Bank N.A.	4,055	4,055
Health Facilities Authority Revenue, Rush Presbyterian St. Luke's-Medical Center, Series A, 1.50% (a), 10/1/10, LOC Northern Trust Co.	1,300	1,300

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
International Port District Revenue, 2.23% (a), 1/1/23, LOC LaSalle National Bank N.A.	$2,000	$2,000
Lake County, IDR, Northpoint Associates LLC Project, 2.35% (a), 7/1/29, LOC Northern Trust Co., AMT	2,200	2,200
Rockford Revenue, Wesley Willows Obligation Group, 1.40% (a), 4/1/37, LOC Marshall & Ilsley Bank	5,000	5,000
West Chicago, IDR, Liquid Container Project, 1.98% (a), 3/1/15, LOC Bank of America N.A.	1,000	1,000
Will County Revenue, University of St. Francis, 2.15% (a), 12/1/25, LOC Fifth Third Bank	6,000	6,000
Yorkville, IDR, Wheaton & Co., Inc. Project, 3.05% (a), 4/1/16, LOC Bank One N.A., AMT (b)	1,400	1,400
		47,495
Indiana (7.6%):
Elkhart County, EDR, Hinsdale Farms Ltd. Project, 3.05% (a), 10/1/17, LOC Bank One N.A., AMT	1,875	1,875
Fort Wayne, EDR, PHD, Inc. Project, 3.05% (a), 5/1/15, LOC Wells Fargo Bank N.A., AMT	1,600	1,600
Health & Educational Facility Financing Authority Revenue, Grandview Care, Inc. New Castle, 2.31% (a), 8/1/27, LOC Fifth Third Bank	2,200	2,200
Health Facility Financing Authority Revenue, Clark Memorial Hospital Project, 1.80% (a), 12/1/21, LOC JPMorgan Chase Bank	3,230	3,230
Health Facility Financing Authority Revenue, Crossroads Rehabilitation Center Project, 2.22% (a), 7/1/24, LOC Bank One N.A.	1,610	1,610
Noblesville, Rivers Edge Apartments Project, 2.80% (a), 7/1/22, LOC Bank One Indianapolis (b)	2,205	2,205
State Development Finance Authority Revenue, EDR, Bhar Associates, Inc. Project, 3.05% (a), 8/1/16, LOC Bank One Indiana N.A., AMT	1,135	1,135
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 2.80% (a), 1/1/21, LOC Bank One Indiana N.A.	3,000	3,000
State Educational Facilities Authority Revenue, University of Evansville, Series B, 8.95% (a), 12/1/29, LOC Fifth Third Bank	3,740	3,740
State Educational Facilities Authority Revenue, Wesleyan University Project, Series B, 1.60% (a), 6/1/28, LOC Bank of America N.A.	7,550	7,550
State Finance Authority, EDR, YMCA of Portage Township, Inc. Project, 2.31% (a), 8/1/31, LOC Fifth Third Bank	4,000	4,000
		32,145
Iowa (2.1%):
Higher Education Loan Authority Revenue, Private College Facility, Graceland College Project, 1.50% (a), 2/1/33, LOC Bank of America N.A.	2,940	2,940
Urbandale, IDR, Interstate Acres LP, 2.35% (a), 12/1/14, LOC Principal Mutual	6,000	6,000
		8,940
Kentucky (2.7%):
Covington, Industrial Building Revenue, St. Charles Center, Inc., 1.85% (a), 11/1/13, LOC U.S. Bank N.A.	1,595	1,595
Crestview Hill Industrial Building Revenue, Thomas Moore College Project, 6.00% (a), 11/1/26, LOC Fifth Third Bank	3,500	3,500

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Dayton Industrial Building Revenue, Woodcraft Manufacturing Co., Inc. Project, 4.75% (a), 5/1/17, LOC Fifth Third Bank	$370	$370
Kenton County Industrial Building Revenue, Baptist Convalescent Center, 2.15% (a), 7/1/18, LOC Fifth Third Bank	1,900	1,900
Laurel County Revenue, Bluegrass Holdings LLC, Series A, 1.80% (a), 5/1/33, LOC Wells Fargo Bank N.A., AMT	2,000	2,000
Lexington-Fayette Urban County Government Educational Building Revenue, Lexington Christian Improvement, 2.31% (a), 9/1/22, LOC Fifth Third Bank	1,535	1,535
Somerset, Industrial Building Revenue, Glen Oak Lumber & Mining, 3.80% (a), 4/1/11, LOC Bank One Milwaukee N.A., AMT (b)	495	495
		11,395
Louisiana (0.8%):
Bossier Parish Parishwide School District, GO, 4.00%, 3/1/09, Insured by Assured Guaranty	3,450	3,478
Maine (0.7%):
Auburn Revenue Obligation Securities, Morse Brothers, Inc. Project, 1.77% (a), 6/1/21, LOC Bank of America N.A., AMT	2,890	2,890
Maryland (3.2%):
Baltimore County, Economic Development Revenue, Garrison Forest School, Inc. Project, 1.20% (a), 10/1/31, LOC SunTrust Bank	1,800	1,800
State Economic Development Corp., EDR, Maryland Soccer Foundation, Inc. Project, 1.50% (a), 11/1/25, LOC Bank of America N.A.	2,435	2,435
State Health & Higher Educational Facilities Authority Revenue, University of Maryland Medical System
Series A 1.80% (a), 7/1/34, LOC Wachovia Bank N.A.	8,000	8,000
Series D 1.20% (a), 7/1/41, LOC SunTrust Bank	1,400	1,400
		13,635
Massachusetts (0.5%):
State Industrial Finance Agency, IDR, L.B. Foster Co., 2.08% (a), 3/1/13, LOC PNC Bank N.A., AMT	2,045	2,045
Michigan (3.0%):
Greater Detroit Resource Recovery Authority Revenue, Series A, 6.25%, 12/13/08, AMBAC	1,000	1,004
Lenawee County Economic Development Corp. Revenue, Siena Heights University Project, 5.25% (a), 11/1/24, LOC Fifth Third Bank	6,175	6,175
State Hospital Finance Authority Revenue, Southwestern Rehab, 2.31% (a), 6/1/35, LOC Fifth Third Bank	4,685	4,685
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 3.05% (a), 3/1/19, LOC Bank One Michigan, AMT	800	800
		12,664
Minnesota (0.3%):
New Brighton, IDR, Donatelle Holdings Project, 1.90% (a), 5/1/12, LOC Wells Fargo Bank N.A., AMT	1,325	1,325

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Missouri (2.8%):
Kansas City, IDR, Century Avenue Association, 5.00% (a), 12/1/11, LOC Bank of America N.A., AMT	$4,900	$4,900
St. Charles County Industrial Development Authority Revenue, Cedar Ridge Project, 1.77% (a), 5/15/31, FNMA	1,480	1,480
State Health & Educational Facilities Authority Revenue, Assemblies of God College, 1.50% (a), 5/1/26, LOC Bank of America N.A.	2,595	2,595
State Health & Educational Facilities Authority Revenue, Deaconess Long Term Care, Series B, 1.40% (a), 5/15/30, LOC JPMorgan Chase Bank	2,725	2,725
		11,700
Montana (0.8%):
State Board of Investment Ltd. Obligation, Gainey Foundation, 2.00% (a), 9/1/14, LOC Comerica Bank	3,290	3,290
Nevada (1.1%):
Winnemucca, EDR, Carry On Trailor, Inc., 2.00% (a), 11/1/26, LOC Regions Bank, AMT	4,400	4,400
New Hampshire (2.3%):
Health & Educational Facilities Authority Revenue, Kendal at Hanover, 1.70% (a), 10/1/38, LOC RBS Citizens N.A.	5,000	5,000
Manchester Housing Authority Multifamily Revenue, Wall Street Tower, Series A, 1.75% (a), 6/15/15, LOC PNC Bank N.A.	4,750	4,750
		9,750
New Jersey (0.6%):
Economic Development Authority Revenue, Visiting Nurse Association, 1.65% (a), 6/1/31, LOC Sun Bank N.A.	2,700	2,700
New Mexico (0.5%):
Hurley Pollution Control Revenue, Kennecott Santa Fe, 1.15% (a), 12/1/15	2,000	2,000
North Carolina (2.4%):
Capital Facilities Finance Agency Revenue, Goodwill Industries of Central North Carolina, Inc., 1.52% (a), 12/1/24, LOC Bank of America N.A.	1,375	1,375
Medical Care Commission Health Care Facilities Revenue, First Mortgage Friends Homes, 1.60% (a), 9/1/33, LOC Bank of America N.A.	4,900	4,900
Medical Care Commission Health Care Facilities Revenue, Presbyterian Home at Charlotte, Inc. Project, 2.31% (a), 8/1/24, LOC Wachovia Bank N.A.	3,690	3,690
		9,965
Ohio (10.9%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare, Series D, 2.90% (a), 10/1/31, LOC Wachovia Bank N.A.	3,000	3,000
Bellevue Hospital Facilities Revenue, Bellevue Hospital Project, 2.10% (a), 8/1/33, LOC Fifth Third Bank	2,500	2,500
Elida Local School District, BAN, 2.60%, 11/13/08 (c)	10,000	10,002
Hancock County, GO, BAN, Series 2, 3.50%, 11/5/09 (d)	3,649	3,676
Logan County, GO, BAN, Series B, 2.63%, 12/18/08	2,250	2,252
Morrow County, CT House, GO, BAN, Series B, 2.65%, 1/29/09	1,500	1,502
Muskingum County, GO, BAN, 2.38%, 9/24/09	1,225	1,229
North Ridgeville, Capital Improvement, GO, BAN, Series 1,2.50%, 12/4/08	2,795	2,796
Northmor Local School District, School Facilities Construction, GO, BAN, 2.50%, 11/6/08	5,000	5,000

See notes to financial statements.

15

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Solid Waste Revenue, BP Exploration & Oil Project, 1.20% (a), 8/1/34, AMT	$50	$50
State Water Development Authority Revenue, BAN, 2.00%, 11/6/08	5,000	5,000
Tallmadge, Rec Improvement, GO, BAN, 2.50%, 6/4/09	1,300	1,304
Trumbull County, GO, BAN, 2.50%, 3/25/09	3,820	3,830
Vermilion Local School District, Ritter Public Library, GO, BAN, 2.75%, 11/7/08	3,500	3,500
		45,641
Oregon (0.3%):
Port of Portland, IDR, Ash Grove Cement Co. Project, 1.55% (a), 10/1/09, LOC Bank of America N.A.	1,350	1,350
Pennsylvania (4.9%):
Allegheny County Industrial Development Authority Healthcare Revenue, Vincentian Collaborative, Series B, 2.10% (a), 6/1/38, LOC PNC Bank N.A.	5,000	5,000
Allegheny County Industrial Development Authority Revenue, Oakland Catholic High School, 1.68% (a), 6/1/38, LOC PNC Bank N.A.	2,125	2,125
Benzinger Township Hospital Authority, Elk Regional Health System, 1.68% (a), 12/1/30, LOC PNC Bank N.A.	1,400	1,400
Dubois Area School District, GO, 2.25%, 11/1/08, FSA State Aid Withholding	1,000	1,000
Economic Development Financing Authority Revenue, Philadelphia Area
Series J4 1.68% (a), 11/1/30, LOC PNC Bank N.A.	4,900	4,900
Series J1 1.68% (a), 11/1/30, LOC PNC Bank N.A.	1,700	1,700
Luzerne County, IDR, YMCA Wilkes-Barre Project, 1.73% (a), 10/1/31, LOC PNC Bank N.A.	4,435	4,435
		20,560
Rhode Island (2.1%):
State Health & Educational Building Corp. Revenue, Hospital Financing, Care New England Health System
Series A 1.50% (a), 9/1/32, LOC JPMorgan Chase Bank	4,665	4,665
Series B 1.50% (a), 9/1/37, LOC JPMorgan Chase Bank	4,110	4,110
		8,775
South Carolina (3.8%):
Florence County, Solid Waste Disposal & Wastewater Treatment Facilities, Roche Carolina, Inc., 1.25% (a), 4/1/27, LOC UBS AG, AMT	2,800	2,800
Jobs Economic Development Authority Revenue, Sister of Charity Hospitals, 3.10% (a), 11/1/32, LOC Wachovia Bank N.A.	100	100
Jobs Economic Development Authority, EDR, Community YMCA of Rock Hill Project, 1.50% (a), 11/1/24, LOC Bank of America N.A.	2,725	2,725
Jobs Economic Development Authority, IDR, Abraham Industries LLC Project, 2.08% (a), 5/1/14, LOC PNC Bank N.A., AMT	3,400	3,400
North Charleston Certificates of Participation, Public Facilities Convention Project, 1.60% (a), 9/1/19, LOC Bank of America N.A.	3,100	3,100
State Housing Finance & Development Authority Multifamily Revenue, Rental Housing, Charleston, Series A, 1.60% (a), 8/1/31, FHLMC	4,015	4,015
		16,140

See notes to financial statements.

16

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Tennessee (2.8%):
Chattanooga Health Educational & Housing Facility Board Revenue, Siskin Hospital for Physical Rehabilitation, Inc. Project, 0.80% (a), 6/1/28, LOC Bank of America N.A.	$1,200	$1,200
Dayton Industrial Development Board, IDR, La-Z-Boy Chair Co. Project, 2.40% (a), 6/1/11, LOC Wachovia Bank N.A.	3,250	3,250
Hamilton County Industrial Development Board, IDR, Tennessee Aquarium, 1.50% (a), 3/1/15, LOC Bank of America N.A. (b)	3,400	3,400
Metropolitan Government Nashville & Davidson County Health and Educational Facilities Board Revenue, Blakeford Green Hills, 2.31% (a), 7/1/16, LOC Fifth Third Bank	3,720	3,720
		11,570
Texas (2.3%):
Cypress-Fairbanks Independent School District, Schoolhouse, GO, 5.00%, 2/15/09, PSF-GTD	1,000	1,007
Harris County Cultural Education Facilities Finance Corp. Revenue, YMCA of The Greater Houston Area, Series E, 4.75% (a), 6/1/38, LOC Regions Bank	4,250	4,250
Northside Independent School District, GO, Series A, 2.00% (a), 8/1/33, Callable 2/1/09 @ 100, PSF-GTD	4,500	4,500
		9,757
Utah (0.6%):
Emery County Pollution Control Revenue, Pacificorp Project, 1.80% (a), 7/1/15, LOC BNP Paribas	2,400	2,400
Virginia (0.8%):
Madison County Industrial Development Authority Educational Facilities Revenue, 1.20% (a), 10/1/37, LOC SunTrust Bank	3,375	3,375
Washington (4.6%):
King County Housing Authority Revenue, Landmark Apartments Project, 1.50% (a), 7/1/42, LOC Bank of America NT & S.A.	3,200	3,200
Port Bellingham Industrial Development Corp., Environmental Facilities Industrial Revenue, BP West Coast Products LLC Project, 1.20% (a), 7/1/41, AMT	900	900
Port of Seattle Revenue, Series D, 5.75%, 11/1/08, FGIC, AMT	1,985	1,985
Port Vancouver Revenue, United Grain Corp., Series 84B, 1.60% (a), 12/1/09, LOC Bank of America N.A.	4,885	4,885
State Economic Development Finance Authority Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series I, 1.63% (a), 10/1/25, LOC Fleet Bank N.A., AMT	5,000	5,000
State Housing Finance Commission Nonprofit Housing Revenue, Nikkei Concerns Project, 1.44% (a), 10/1/19, LOC U.S. Bank N.A.	3,510	3,510
		19,480
West Virginia (1.1%):
Weirton Municipal Hospital Building Commission Hospital Revenue, Weirton Medical Center, Inc., 1.68% (a), 12/1/31, LOC PNC Bank N.A.	4,715	4,715
Wisconsin (6.7%):
Farmington, IDR, Swiss Valley Farms Co. Project, 1.80% (a), 11/1/20, LOC Wells Fargo Bank N.A., AMT	180	180

See notes to financial statements.

17

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Fort Atkinson, IDR, Lorman Iron & Metal, 3.80% (a), 12/1/11, LOC Bank One N.A., AMT	$625	$625
Franklin Public School District, Tax & Revenue Anticipation Promissory Notes, 4.00%, 9/11/09	3,200	3,211
Lawrence, IDR, R. Lewis & R. Lewis LLC Project, 3.05% (a), 8/1/27, LOC Bank One N.A., AMT	1,000	1,000
Maple Dale-Indian Hill School District, GO, Tax & Revenue Anticipation Promissory Notes, 2.50%, 8/27/09	3,000	3,012
Marinette School District, GO, Tax & Revenue Anticipation Promissory Notes, 3.75%, 8/7/09 (d)	2,000	2,005
Minocqua Hazelhurst Joint School District No. 1, GO, Tax & Revenue Anticipation Promissory Notes, 2.45%, 10/8/09	1,000	1,000
Rolling, IDR, Kretz Lumberg, Inc. Project, 3.05% (a), 11/1/11, LOC Bank One Wisconsin, AMT	2,200	2,200
State Health & Educational Facilities Authority Revenue, St. Joseph's Community Hospital of West Bend, Inc. Project, 2.50% (a), 9/1/21, LOC Marshall & Ilsley Bank	14,780	14,780
		28,013
Total Municipal Bonds (Amortized Cost $424,909)		424,909
Total Investments (Amortized Cost $424,909) (e) — 101.0%		424,909
Liabilities in excess of other assets — (1.0)%		(4,265)
NET ASSETS — 100.0%		$420,644

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Security purchased on a "when-issued" basis.

(e)  Represents cost for financial reporting and federal income tax purposes.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FGIC — Insured by Financial Guaranty Insurance Co.

FHLMC — Insured by Federal Home Loan Mortgage Corporation

FNMA — Insured by Federal National Mortgage Association

FSA — Insured by Federal Security Assurance

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

LP — Limited Partnership

PSF-GTD — Public School Fund Guaranteed

See notes to financial statements.

18

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (100.7%)
Ohio (99.0%):
Akron Bath Copley, Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, 1.87% (a), 11/1/34, LOC Bank One N.A.	$12,165	$12,165
Allen County, Hospital Facilities Revenue, Catholic Healthcare, Series D, 2.90% (a), 10/1/31, LOC Wachovia Bank N.A.	8,000	8,000
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners
Series A 0.70% (a), 10/1/31, LOC Bank of America N.A.	6,335	6,335
Series C 1.90% (a), 10/1/31, LOC Wachovia Bank N.A.	3,650	3,650
Bellevue Hospital Facilities Revenue, Bellevue Hospital Project, 2.10% (a), 8/1/33, LOC Fifth Third Bank	1,555	1,555
Brunswick, Special Assessment Improvement, BAN, 2.45%, 4/2/09	2,030	2,032
Butler County Revenue, Lakota Family YMCA, 1.68% (a), 5/1/27, LOC PNC Bank N.A.	2,000	2,000
Butler County, Capital Funding Revenue CCAO Low Cost Capital, Series A, 1.77% (a), 6/1/35, LOC U.S. Bank N.A.	1,090	1,090
Butler County, GO, BAN, 3.75%, 8/6/09, AMT	1,965	1,976
Butler County, Health Care Facilities Revenue, Colonial Senior Services, Inc. Project, 1.80% (a), 7/1/24, LOC U.S. Bank N.A.	3,650	3,650
Butler County, Health Care Facilities Revenue, Lifesphere Project, 1.85% (a), 5/1/30, LOC U.S. Bank N.A.	5,605	5,605
Butler County, Health Care Facilities Revenue, Refunding & Improvement, Lifesphere Project, 1.70% (a), 5/1/27, LOC U.S. Bank N.A.	3,085	3,085
Butler County, Port Authority Economic Development Facilities Revenue, Refunding & Improvement, Great Miami Valley, 1.70% (a), 9/1/37, LOC JPMorgan Chase Bank	7,700	7,700
Canal Winchester Local School District, School Facilities Construction, GO, BAN, 4.20%, 11/25/08	1,430	1,431
Cincinnati & Hamilton County Port Authority, EDR, Kenwood Office Association Project, 4.00% (a), 9/1/25, LOC Fifth Third Bank	2,800	2,800
Clermont County, Health Care Facilities Revenue, S.E.M. Haven, Inc. Project, 2.31% (a), 11/1/25, LOC Fifth Third Bank	95	95
Cleveland Airport System Revenue
Series D 2.25% (a), 1/1/27, LOC Westdeutsche Landesbank AG, AMT	9,675	9,675
Series A 5.25% (a), 1/1/27, LOC Wachovia Bank N.A., AMT	15,000	15,000
Cleveland-Cuyahoga County, Port Authority Revenue, Carnegie/89th Garage Project, 1.70% (a), 1/1/37, LOC JPMorgan Chase Bank	1,350	1,350
Cleveland-Cuyahoga County, Port Authority Revenue, CBT Project, 2.44% (a), 6/1/31, LOC Charter One Bank N.A.	1,800	1,800
Clinton County, Hospital Revenue, Memorial Hospital, 2.10% (a), 6/1/32, LOC Fifth Third Bank	900	900
Columbus Regional Airport Authority Capital Funding Revenue, OASBO Expanded Asset, Series SR, 1.77% (a), 7/1/35, LOC U.S. Bank N.A.	2,980	2,980
Columbus Regional Airport Authority Capital Funding Revenue, OASBO Program, Series A, 1.77% (a), 3/1/34, LOC U.S. Bank N.A.	1,860	1,860

See notes to financial statements.

19

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Coshocton County, Memorial Hospital Project Revenue, 2.70% (a), 3/1/17, LOC Bank One Columbus N.A.	$1,960	$1,960
Cuyahoga Community College, TAN, 2.35%, 12/18/08	5,000	5,004
Cuyahoga County, Health Care Facilities Revenue, Jennings Center Older Project, 2.60% (a), 11/1/23, LOC Fifth Third Bank	2,200	2,200
Cuyahoga County, IDR, Progressive Plastics Project, 3.65% (a), 11/1/13, LOC Bank One Columbus N.A., AMT	460	460
Darke County, GO, BAN, 2.50%, 6/17/09	1,750	1,754
Defiance, GO, BAN, 2.50%, 4/16/09	2,000	2,005
Delaware County, Health Care Facilities Revenue, Willow Brook Christian Communities, Series B, 2.10% (a), 1/1/13, LOC Fifth Third Bank	7,050	7,050
Englewood, IDR, YMCA Dayton Project, Series A, 2.70% (a), 3/1/27, LOC Bank One N.A.	3,615	3,615
Erie County, Health Care Facilities Revenue, Series B, 1.92% (a), 10/1/21, LOC Bank One N.A.	3,645	3,645
Forest Park, GO, BAN 3.75%, 12/23/08	1,655	1,656
4.30%, 11/3/09 (b)	1,750	1,759
Franklin County, EDR, Columbus Electric Funded Project, 1.80% (a), 4/1/21, LOC Bank One N.A.	1,240	1,240
Franklin County, Health Care Facilities Revenue, Friendship Village of Dublin, Series B, 1.70% (a), 11/1/34, LOC LaSalle National Bank N.A.	8,800	8,800
Franklin County, Hospital Revenue, Children's Hospital Project, Series B, 1.82% (a), 12/1/14, SPA Bank One Columbus N.A.(c)	5,500	5,500
Franklin County, Hospital Revenue, U.S. Health Corp., Series C, 1.38% (a), 12/1/11, LOC U.S. Bank N.A.	490	490
Franklin County, Housing Revenue, Worley Terrace Apartments Project, 4.13%, 11/1/08, LOC AIG Matched Funding Corp., AMT	2,500	2,500
Franklin County, IDR, Bricker & Eckler, 4.50% (a), 11/1/14, LOC Bank One Columbus N.A.	205	205
Franklin County, Multifamily Revenue, Hanover Ridge Apartments, 1.90% (a), 12/15/30, FNMA, AMT	1,450	1,450
Hamilton County, EDR, 2.65% (a), 11/1/21, LOC Fifth Third Bank	16,800	16,800
Hamilton County, EDR, Boys/Girls Club, Inc. Project, 1.73% (a), 12/1/28, LOC PNC Bank N.A.	2,300	2,300
Hamilton County, EDR, Samuel W. Bell Home Project, 1.80% (a), 4/1/22, LOC U.S. Bank N.A.	2,595	2,595
Hamilton County, Hospital Facilities Revenue, Beechwood Home for the Incurables Project, 1.80% (a), 7/1/22, LOC Star Bank	2,300	2,300
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 1.75% (a), 5/15/28, LOC JPMorgan Chase Bank	4,700	4,700
Hancock County, 4.25%, 11/8/08	1,500	1,500
Highland Local School District, Construction & Improvement, GO, BAN, 2.85%, 1/22/09	6,200	6,212
Hilliard, IDR, National Sign, 2.90% (a), 12/1/19, LOC Bank One N.A., AMT	1,860	1,860
Huron County, IDR, American Baler Project, 2.58% (a), 4/1/11, LOC Bank One Indianapolis, AMT (c)	425	425
Independence, GO, BAN, 2.10%, 4/30/09(d)	3,800	3,806
Kent State University Revenue, General Receipts, Series B, 1.25% (a), 5/1/32, LOC Bank of America N.A.	5,000	5,000

See notes to financial statements.

20

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Licking County, Career & Technology Education Certificates, School Facilities, GO, BAN, 3.00%, 9/8/09 (d)	$1,100	$1,109
Lorain County, IDR, Malt Properties Ltd. Project, 2.15% (a), 4/1/34, LOC Bank One N.A., AMT	4,252	4,252
Mansfield, GO, BAN, 2.50%, 8/18/09	4,335	4,352
Mansfield, Security System Improvement, GO, BAN, 4.60%, 8/18/09	305	308
Marietta, Capital Facilities, GO, BAN, 2.50%, 5/20/09	1,008	1,010
Marietta, Water Line, BAN, 3.25%, 4/2/09	415	416
Marion, GO, BAN, 3.75%, 10/15/09	7,475	7,509
Mason, IDR, Crane Plastics Co., 1.95% (a), 2/1/33, LOC U.S. Bank N.A., AMT	4,000	4,000
Mason, Tax Increment Financing Revenue, Tylersville Crossing Project, 6.00% (a), 12/1/23, LOC Fifth Third Bank	520	520
Middletown, Refunding & Improvement, GO, 2.50%, 12/1/08, FSA	800	801
Monroe, Tax Increment Revenue, Corridor 75 Park Ltd. Project, 5.00% (a), 12/1/18, LOC National City Bank	2,000	2,000
Montgomery County, Catholic Health Revenue
Series B 1.73% (a), 12/1/25, SPA Bayerische Landesbank	2,100	2,100
Series B-2 1.68% (a), 4/1/37	4,150	4,150
Montgomery County, EDR, Benjamin & Marian Project, Series B, 2.65% (a), 8/1/16, LOC National City Bank	1,300	1,300
Montgomery County, IDR, Citywide Development Corp. Project, 2.90% (a), 12/1/13, LOC Bank One Dayton N.A., AMT	1,240	1,240
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 1.58% (a), 4/1/38, FHLB	4,125	4,125
Napoleon, GO, BAN, 2.55%, 7/22/09	1,890	1,897
Olmsted Falls, Fire Station Improvement, GO,BAN, 2.25%, 8/19/09, National City Bank	1,100	1,102
Olmsted Falls, GO, BAN, 2.25%, 8/19/09, LOC National City Bank	2,075	2,079
Parma Healthcare Facilities Revenue, Catholic Charities Facilities Corp., 2.51% (a), 10/1/29, LOC RBS Citizens N.A.	2,000	2,000
Paulding County, Solid Waste Disposal Revenue, Lafarge Corp. Project, 1.15% (a), 8/1/26, LOC Bayerische Landesbank, AMT	5,550	5,550
Penta Career Center, Building Construction, GO, TAN, 2.00%, 2/26/09	5,500	5,510
Perrysburg, GO, BAN, 2.13%, 5/21/09	2,050	2,052
Portage County, Health Care Facilities Revenue, Coleman Professional Services, 2.70% (a), 12/1/22, LOC Bank One N.A.	3,280	3,280
Salem Hospital Revenue, Salem Community Hospital, 1.70% (a), 9/1/35, LOC JPMorgan Chase Bank	1,785	1,785
Sharonville, Road Improvement, GO, BAN, 3.50%, 1/21/09	1,330	1,332
Solon, Fire Station, GO, BAN, 3.75%, 11/20/08	3,350	3,351
Stark County, Sewer District 2008, GO, BAN, Series 1,3.30%, 12/11/08	3,125	3,130
State Air Quality Development Authority Revenue, AK Steel, Series A, 2.20% (a), 6/1/24, LOC ABN AMRO Bank, AMT	9,000	9,000
State Air Quality Development Authority Revenue, Multi-Modal-Timken Project, 6.00% (a), 11/1/25, LOC Fifth Third Bank	300	300
State Air Quality Development Authority Revenue, Pollution Control, FirstEnergy Nuclear Generation Corp., Series A, 2.45% (a), 6/1/33, LOC Wachovia Bank N.A., AMT	9,900	9,900

See notes to financial statements.

21

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Air Quality Development Authority Revenue, Pollution Control, FirstEnergy Solutions Corp., Series B, 0.70% (a), 8/1/29, LOC Bank of America N.A.	$500	$500
State Environmental Improvement Revenue, Newark Group Industrial Income Project, 5.50% (a), 12/1/26, LOC JPMorgan Chase Bank	3,050	3,050
State Higher Educational Facility Commission Revenue, Pooled Financing Program, Series A, 5.25% (a), 9/1/26, LOC Fifth Third Bank	5,790	5,790
State Higher Educational Facility Revenue, Cleveland Institute of Music Project, 2.60% (a), 5/1/30, LOC National City Bank	15,000	15,000
State Higher Educational Facility Revenue, Pooled Financing Program, Series B, 5.25% (a), 11/1/28, LOC Fifth Third Bank	2,950	2,950
State Higher Educational Facility Revenue, Pooled Financing Program 2004, Series A, 5.25% (a), 9/1/28, LOC Fifth Third Bank	2,465	2,465
State Pollution Control Revenue, Air Project, 1.20% (a), 5/1/22, LOC BP Amoco	700	700
State Solid Waste Revenue, BP Chemical, Inc. Project, 1.20% (a), 8/1/34, AMT	1,900	1,900
State Solid Waste Revenue, BP Exploration & Oil Project 1.20% (a), 2/1/33, AMT	1,700	1,700
1.20% (a), 8/1/34, AMT	650	650
1.20% (a), 8/1/34, AMT	1,300	1,300
State Solid Waste Revenue, BP Products North America, Series B, 1.20% (a), 8/1/34, AMT	1,130	1,130
State Water Development Authority Revenue, BAN, 2.00%, 11/6/08	5,000	5,000
State Water Development Authority, Environmental Improvement Revenue, Waste Management Project, Series B, 2.00% (a), 7/1/20, LOC Bank of America N.A., AMT	1,700	1,700
State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Generation Corp., Series A, 0.75% (a), 5/15/19, LOC Barclays Bank PLC	100	100
Strongsville, GO, BAN, Series 2, 3.25%, 5/14/09 (b)	2,740	2,746
Summit County, IDR, Fiocca, Inc. Project, 7.50% (a), 6/1/16, LOC Fifth Third Bank, AMT (c)	1,180	1,180
Toledo, City Services Special Assessment Notes 1.80% (a), 6/1/09, LOC State Street B&T Co.	5,200	5,200
1.73% (a), 6/1/10, LOC State Street B&T Co.	2,000	2,000
1.73% (a), 12/1/10, LOC State Street B&T Co.	3,000	3,000
Toledo-Lucas County Port Authority, Series C, 1.70% (a), 5/15/38, LOC Sovereign Bank & Bank of Nova Scotia	870	870
Trumbull County, IDR, 2.90% (a), 10/1/19, LOC Bank One Columbus N.A., AMT	1,150	1,150
Trumbull County, Sewer Improvement, GO, BAN, 2.75%, 3/26/09	615	617
Union County, GO, BAN, 3.50%, 12/10/08	1,000	1,001
Warren County, GO, BAN, 2.00%, 9/16/09	450	450
Wayne County, Health Care Facilities Revenue, West View Manor Project, 2.57% (a), 9/1/21, LOC Fifth Third Bank	3,500	3,500
West Chester Township, GO, 3.00%, 12/1/08	500	500
Williams County, Hospital Facilities Revenue, Community Hospitals & Wellness Centers, 2.10% (a), 1/1/41, LOC Fifth Third Bank	5,000	5,000
Wood County, Hospital Facilities Revenue, Refunding & Improvement, Hospital Association Project, 1.87% (a), 3/1/39, LOC JPMorgan Chase Bank	5,000	5,000
Wood County, IDR, Jerl Machine Project, 2.58% (a), 9/1/16, LOC Fifth Third Bank, AMT	680	680

See notes to financial statements.

22

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2008

(Amounts in Thousands)

Security Description	Principal Amount	Value
Woodlawn, EDR, Goodwill Industrial Project 1.80% (a), 11/1/20, LOC U.S. Bank N.A.	$5,370	$5,370
1.80% (a), 11/1/20, LOC U.S. Bank N.A.	3,000	3,000
Zanesville, GO, BAN, 2.00%, 11/20/08	1,000	1,000
		373,184
South Carolina (0.3%):
Florence County Solid Waste Disposal & Wastewater Treatment Facilities Revenue, Roche Carolina, Inc. Project, 1.25% (a), 4/1/28, LOC Deutsche Bank AG, AMT	1,200	1,200
Tennessee (0.6%):
Chattanooga Health Educational & Housing Facility Board Revenue, Siskin Hospital for Physical Rehabilitation, Inc. Project, 0.80% (a), 6/1/28, LOC Bank of America N.A.	2,200	2,200
Texas (0.8%):
Southwest Higher Education Authority, Inc. Revenue, Southern Methodist University, 1.25% (a), 7/1/15, LOC Landesbank Hessen-Thueringen Girozentrale	3,200	3,200
Total Municipal Bonds (Amortized Cost $379,784)		379,784
Total Investments (Amortized Cost $379,784) (e) — 100.7%		379,784
Liabilities in excess of other assets — (0.7)%		(2,664)
NET ASSETS — 100.0%		$377,120

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Security purchased on a "when-issued" basis.

(c)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Represents cost for financial reporting and federal income tax purposes.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FHLB — Insured by Federal Home Loan Bank

FNMA — Insured by Federal National Mortgage Association

FSA — Insured by Federal Security Assurance

GO — General Obligation

IDR — Industrial Development Revenue

LOC — Letter of Credit

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

TAN — Tax Anticipation Note

See notes to financial statements.

23

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
ASSETS:
Investments, at amortized cost (a)	$1,055,454	$550,927	$396,079
Repurchase agreements, at value (b)	—	292,800	295,100
Total Investments	1,055,454	843,727	691,179
Cash	67	135	170
Interest receivable	1,824	1,777	1,172
Prepaid expenses	71	98	55
Total Assets	1,057,416	845,737	692,576
LIABILITIES:
Distributions payable	413	71	634
Accrued expenses and other payables:
Investment advisory fees	345	253	306
Administration fees	81	68	57
Custodian fees	11	12	11
Transfer agent fees	35	42	23
Trustee fees	3	4	3
Shareholder servicing fees	166	180	—
Other accrued expenses	53	59	38
Total Liabilities	1,107	689	1,072
NET ASSETS:
Capital	1,056,141	847,225	692,630
Undistributed (distributions in excess of) net investment income	45	847	8
Accumulated net realized gains from investment transactions	123	143	54
Net unrealized appreciation (depreciation) on investments	—	(3,167)	(1,188)
Net Assets	$1,056,309	$845,048	$691,504
Net Assets
Class A Shares	—	$845,048	$691,504
Trust Shares	$246,828	—	—
Select Shares	809,481	—	—
Total	$1,056,309	$845,048	$691,504
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	—	847,250	692,522
Trust Shares	246,735	—	—
Select Shares	809,217	—	—
Total	1,055,952	847,250	692,522
Net asset value, offering price & redemption price per share:
Class A Shares	—	$1.00	$1.00
Trust Shares	$1.00	—	—
Select Shares	$1.00	—	—

(a) Represents value for Prime Obligations Fund and Financial Reserves Fund. Amortized cost is $554,094 and $397,267, respectively.

(b) Value is equal to amortized cost.

See notes to financial statements.

24

Statements of Assets and Liabilities — continued

The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$424,909	$379,784
Cash	92	94
Interest receivable	2,071	2,314
Prepaid expenses	35	32
Total Assets	427,107	382,224
LIABILITIES:
Payable for investments purchased	5,681	4,506
Distributions payable	497	298
Accrued expenses and other payables:
Investment advisory fees	120	145
Administration fees	32	30
Custodian fees	5	5
Transfer agent fees	15	13
Trustee fees	2	1
Shareholder servicing fees	85	80
Other accrued expenses	26	26
Total Liabilities	6,463	5,104
NET ASSETS:
Capital	420,671	377,131
Distributions in excess of net investment income	(11)	(11)
Accumulated net realized losses from investment transactions	(16)	—
Net Assets	$420,644	$377,120
Net Assets
Class A Shares	$420,644	$377,120
Total	$420,644	$377,120
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	420,769	377,136
Total	420,769	377,136
Net asset value, offering price & redemption price per share:
Class A Shares	$1.00	$1.00

See notes to financial statements.

25

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$27,848	$30,966	$20,760
Total Income	27,848	30,966	20,760
Expenses:
Investment advisory fees	3,742	3,356	3,336
Administration fees	864	886	616
Shareholder servicing fees — Class A Shares	—	2,394	—
Shareholder servicing fees — Select Shares	1,787	—	—
Custodian fees	125	144	104
Transfer agent fees	167	284	157
Transfer agent fees — Trust Shares	12	—	—
Transfer agent fees — Select Shares	36	—	—
Trustees' fees	57	65	44
Legal and audit fees	102	117	81
Other expenses	115	157	90
Total Expenses	7,007	7,403	4,428
Net Investment Income	20,841	23,563	16,332
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	123	143	73
Unrealized depreciation on investments	—	(3,803)	(1,188)
Net realized/unrealized gains (losses) from investments	123	(3,660)	(1,115)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	—	1,506	—
Change in net assets resulting from operations	$20,964	$21,409	$15,217

See notes to financial statements.

26

Statements of Operations — continued

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$11,395	$10,153
Dividend income	233	277
Total Income	11,628	10,430
Expenses:
Investment advisory fees	1,499	1,732
Administration fees	396	356
Shareholder servicing fees — Class A Shares	1,070	961
Custodian fees	60	55
Transfer agent fees	101	91
Trustees' fees	29	26
Legal and audit fees	53	47
Other expenses	80	78
Total Expenses	3,288	3,346
Net Investment Income	8,340	7,084
Change in net assets resulting from operations	$8,340	$7,084

See notes to financial statements.

27

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$20,841	$45,930	$23,563	$43,091
Net realized gains from investment transactions	123	57	143	—
Change in unrealized depreciation on investments	—	—	(3,803)	—
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securites	—	—	1,506	—
Net increase from payments by Adviser	—	1,077	—	799
Change in net assets resulting from operations	20,964	47,064	21,409	43,890
Distributions to shareholders:
From net investment income:
Class A Shares	—	—	(23,550)	(44,059)
Trust Shares	(5,141)	(8,928)	—	—
Select Shares	(15,647)	(38,351)	—	—
Change in net assets resulting from distributions to shareholders	(20,788)	(47,279)	(23,550)	(44,059)
Change in net assets from capital transactions	105,088	(479,894)	(140,549)	(3,189)
Change in net assets	105,264	(480,109)	(142,690)	(3,358)
Net Assets:
Beginning of period	951,045	1,431,154	987,738	991,096
End of period	$1,056,309	$951,045	$845,048	$987,738
Undistributed (distributions in excess of) net investment income	$45	$(8)	$847	$(36)

See notes to financial statements.

28

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares
Proceeds from shares issued	—	—	$1,578,754	$1,859,958
Dividends reinvested	—	—	21,390	39,818
Cost of shares redeemed	—	—	(1,740,693)	(1,902,965)
Total Class A Shares	—	—	(140,549)	(3,189)
Trust Shares
Proceeds from shares issued	$865,000	$755,185	—	—
Dividends reinvested	3	6	—	—
Cost of shares redeemed	(831,682)	(722,571)	—	—
Total Trust Shares	33,321	32,620	—	—
Select Shares
Proceeds from shares issued	2,326,086	3,399,311	—	—
Dividends reinvested	11,160	29,057	—	—
Cost of shares redeemed	(2,265,479)	(3,940,882)	—	—
Total Select Shares	71,767	(512,514)	—	—
Change in net assets from capital transactions	$105,088	$(479,894)	$(140,549)	$(3,189)
Share Transactions:
Class A Shares
Issued	—	—	1,578,754	1,859,958
Reinvested	—	—	21,390	39,818
Redeemed	—	—	(1,740,693)	(1,902,965)
Total Class A Shares	—	—	(140,549)	(3,189)
Trust Shares
Issued	865,000	755,185	—	—
Reinvested	3	6	—	—
Redeemed	(831,682)	(722,571)	—	—
Total Trust Shares	33,321	32,620	—	—
Select Shares
Issued	2,326,086	3,399,311	—	—
Reinvested	11,160	29,057	—	—
Redeemed	(2,265,479)	(3,940,882)	—	—
Total Select Shares	71,767	(512,514)	—	—
Change in Shares	105,088	(479,894)	(140,549)	(3,189)

See notes to financial statements.

29

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$16,332	$23,915	$8,340	$11,613
Net realized gains (losses) from investment transactions	73	—	—	(2)
Net change in unrealized appreciation/ depreciation on investments	(1,188)	—	—	—
Net increase from payments by Adviser	—	365	—	310
Change in net assets resulting from operations	15,217	24,280	8,340	11,921
Distributions to shareholders:
From net investment income:
Class A Shares	(16,327)	(24,354)	(8,333)	(12,007)
Change in net assets resulting from distributions to shareholders	(16,327)	(24,354)	(8,333)	(12,007)
Change in net assets from capital transactions	108,772	122,961	58,307	(63,649)
Change in net assets	107,662	122,887	58,314	(63,735)
Net Assets:
Beginning of period	583,842	460,955	362,330	426,065
End of period	$691,504	$583,842	$420,644	$362,330
Distributions in excess of net investment income	$8	$(14)	$(11)	$(18)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$986,502	$1,067,379	$933,643	$1,006,256
Dividends reinvested	177	390	4,658	7,940
Cost of shares redeemed	(877,907)	(944,808)	(879,994)	(1,077,845)
Change in net assets from capital transactions	$108,772	$122,961	$58,307	$(63,649)
Share Transactions:
Class A Shares
Issued	986,502	1,067,379	933,643	1,006,254
Reinvested	177	390	4,658	7,940
Redeemed	(877,907)	(944,808)	(879,994)	(1,077,845)
Change in Shares	108,772	122,961	58,307	(63,651)

See notes to financial statements.

30

The Victory Portfolios  Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$7,084	$11,408
Net increase from payments by Adviser	—	372
Change in net assets resulting from operations	7,084	11,780
Distributions to shareholders:
From net investment income:
Class A Shares	(7,076)	(11,875)
Change in net assets resulting from distributions to shareholders	(7,076)	(11,875)
Change in net assets from capital transactions	43,022	(154,246)
Change in net assets	43,030	(154,341)
Net Assets:
Beginning of period	334,090	488,431
End of period	$377,120	$334,090
Distributions in excess of net investment income	$(11)	$(19)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$619,599	$867,360
Dividends reinvested	4,863	9,453
Cost of shares redeemed	(581,440)	(1,031,059)
Change in net assets from capital transactions	$43,022	$(154,246)
Share Transactions:
Class A Shares
Issued	619,599	867,360
Reinvested	4,863	9,453
Redeemed	(581,440)	(1,031,059)
Change in Shares	43,022	(154,246)

See notes to financial statements.

31

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/(Losses) from Investments		Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return
Government Reserves Fund — Trust Shares
Year Ended 10/31/08	$1.000	0.024	—	(c)	(0.024)	$1.000	2.43%
Year Ended 10/31/07	$1.000	0.047	—	(c)	(0.047)	$1.000	4.84	%(a)
Year Ended 10/31/06	$1.000	0.041	—	(c)	(0.041)	$1.000	4.21%
Year Ended 10/31/05	$1.000	0.022	—	(c)	(0.022)	$1.000	2.22%
Year Ended 10/31/04	$1.000	0.007	—		(0.007)	$1.000	0.70%
Government Reserves Fund — Select Shares
Year Ended 10/31/08	$1.000	0.022	—	(c)	(0.022)	$1.000	2.18%
Year Ended 10/31/07	$1.000	0.045	—	(c)	(0.045)	$1.000	4.58	%(a)
Year Ended 10/31/06	$1.000	0.039	—	(c)	(0.039)	$1.000	3.95%
Year Ended 10/31/05	$1.000	0.019	—	(c)	(0.019)	$1.000	1.94%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.43%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/08	$1.000	0.024	—	(c)	(0.024)	$1.000	2.45	%(d)
Year Ended 10/31/07	$1.000	0.047	—	(c)	(0.047)	$1.000	4.77	%(a)
Year Ended 10/31/06	$1.000	0.040	—	(c)	(0.040)	$1.000	4.12%
Year Ended 10/31/05	$1.000	0.021	—	(c)	(0.021)	$1.000	2.13%
Year Ended 10/31/04	$1.000	0.005	—	(c)	(0.005)	$1.000	0.49%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/08	$1.000	0.025	—	(c)	(0.025)	$1.000	2.53%
Year Ended 10/31/07	$1.000	0.048	—		(0.048)	$1.000	4.86	%(a)
Year Ended 10/31/06	$1.000	0.041	—	(c)	(0.041)	$1.000	4.22%
Year Ended 10/31/05	$1.000	0.022	—		(0.022)	$1.000	2.23%
Year Ended 10/31/04	$1.000	0.006	—		(0.006)	$1.000	0.60%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/08	$1.000	0.020	—		(0.020)	$1.000	1.99%
Year Ended 10/31/07	$1.000	0.030	—	(c)	(0.030)	$1.000	3.07	%(a)
Year Ended 10/31/06	$1.000	0.026	—	(c)	(0.026)	$1.000	2.61%
Year Ended 10/31/05	$1.000	0.014	—		(0.014)	$1.000	1.44%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.39%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/08	$1.000	0.019	—		(0.019)	$1.000	1.88%
Year Ended 10/31/07	$1.000	0.029	—		(0.029)	$1.000	2.96	%(a)
Year Ended 10/31/06	$1.000	0.025	—	(c)	(0.025)	$1.000	2.49%
Year Ended 10/31/05	$1.000	0.013	—	(c)	(0.013)	$1.000	1.35%
Year Ended 10/31/04	$1.000	0.003	—		(0.003)	$1.000	0.28%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group, Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Rounds to less than $0.001 per share.

(d)  During the year ended October 31, 2008, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit (See Note (7) in Notes to Financial Statements).
Had these payments not been made, the total return of the Fund would have been 0.16% lower.

See notes to financial statements.

32

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)
Government Reserves Fund — Trust Shares
Year Ended 10/31/08	$246,828	0.56%	2.34%	0.56%	2.34%
Year Ended 10/31/07	$213,467	0.57%	4.63%	0.57%	4.63%
Year Ended 10/31/06	$180,866	0.58%	4.13%	0.58%	4.13%
Year Ended 10/31/05	$190,104	0.58%	2.21%	0.62%	2.17%
Year Ended 10/31/04	$216,128	0.55%	0.68%	0.58%	0.65%
Government Reserves Fund — Select Shares
Year Ended 10/31/08	$809,481	0.81%	2.19%	0.81%	2.19%
Year Ended 10/31/07	$737,578	0.82%	4.39%	0.82%	4.39%
Year Ended 10/31/06	$1,250,288	0.84%	3.85%	0.84%	3.85%
Year Ended 10/31/05	$1,383,010	0.85%	1.80%	0.89%	1.76%
Year Ended 10/31/04	$2,744,971	0.81%	0.41%	0.85%	0.38%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/08	$845,048	0.77%	2.46%	0.77%	2.46%
Year Ended 10/31/07	$987,738	0.77%	4.58%	0.77%	4.58%
Year Ended 10/31/06	$991,096	0.79%	4.03%	0.79%	4.03%
Year Ended 10/31/05	$1,013,961	0.81%	2.08%	0.83%	2.06%
Year Ended 10/31/04	$1,266,260	0.81%	0.48%	0.81%	0.48%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/08	$691,504	0.66%	2.45%	0.66%	2.45%
Year Ended 10/31/07	$583,842	0.67%	4.66%	0.67%	4.66%
Year Ended 10/31/06	$460,955	0.69%	4.13%	0.69%	4.13%
Year Ended 10/31/05	$481,934	0.71%	2.19%	0.73%	2.17%
Year Ended 10/31/04	$479,335	0.70%	0.59%	0.70%	0.59%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/08	$420,644	0.77%	1.95%	0.77%	1.95%
Year Ended 10/31/07	$362,330	0.77%	2.94%	0.77%	2.94%
Year Ended 10/31/06	$426,065	0.79%	2.57%	0.79%	2.57%
Year Ended 10/31/05	$448,410	0.82%	1.39%	0.84%	1.37%
Year Ended 10/31/04	$598,662	0.81%	0.38%	0.81%	0.38%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/08	$377,120	0.87%	1.84%	0.87%	1.84%
Year Ended 10/31/07	$334,090	0.87%	2.83%	0.87%	2.83%
Year Ended 10/31/06	$488,431	0.89%	2.46%	0.89%	2.46%
Year Ended 10/31/05	$543,425	0.89%	1.33%	0.94%	1.28%
Year Ended 10/31/04	$558,066	0.91%	0.27%	0.96%	0.23%

See notes to financial statements.

33

Notes to Financial Statements

The Victory Portfolios  October 31, 2008

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995, as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2008, the Trust offered shares of 20 funds. The accompanying financial statements are those of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (individually a "Fund," collectively, the "Funds").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). Investments in other open-end investment companies are valued at their respective net asset values.

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the

34

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, the Adviser will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.00375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.0050%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Treasury Guaranty Program for Money Market Funds:

The Board of the Trust approved, on October 7, 2008, the participation by each of the Funds in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insures shareholders against loss up to the maximum amount of shares held as of the close of business September 19, 2008, in the event that any Fund liquidates its holdings and the net asset value per share at the time of liquidation is less than $1.00 per share. The Program is designed to help stabilize the credit markets by discouraging substantial redemptions in money market Funds.

Participation in the initial three months of the Program (that is, until December 18, 2008) required a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of each Fund (except Prime Obligations Fund, which required a payment in the amount of 0.015%) as of September 19, 2008. The expense of the Program is included within each Fund's Statement of Operations. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009 and may choose to extend it further, up through September 18, 2009. On December 3, 2008, the Board approved the Funds participation in the latest extension of the Program through April 30, 2009. If the Program is extended further, the Board will consider whether to continue to participate.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2008, the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund had outstanding "when-issued" purchase commitments covered by the segregated or "earmarked" assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Effective April 30, 2008, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Funds' net assets or results of operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. Management is currently evaluating the impact the adoption these standards will have on the Funds' financial statements and related disclosures.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fee of the Government Reserves Fund is computed at an annual rate of 0.40% of the Fund's average daily net assets up to $3.0 billion, 0.30% of the Fund's average daily net assets between $3.0 billion and $3.5 billion, and 0.25% of the Fund's average daily net assets greater than $3.5 billion; the investment advisory fee of the Prime Obligations Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $1.5 billion, 0.30% of the Fund's average daily net assets between $1.5 billion and $2.0 billion, 0.25% of the Fund's average daily net assets between $2.0 billion and $2.5 billion, and 0.20% of the Fund's average daily net assets greater than $2.5 billion; the investment advisory fee of the Financial Reserves Fund is computed at an annual rate of 0.50% of the Fund's average daily net assets; the investment advisory fee of the Tax-Free Money Market Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $600 million, 0.30% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion; and the investment advisory fee of the Ohio Municipal Money Market is computed at an annual rate of

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

0.45% of the Fund's average daily net assets up to $600 million, 0.35% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion. The Adviser may use its resources to assist the Funds' distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Trust, the Victory Variable Insurance Funds and the Victory Institutional Funds (the "Victory Trusts") average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. From January 1, 2008 through June 30, 2008, the custodian received fees computed at an annual rate of 0.015% of the first $10 billion of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") average daily net assets, 0.0113% of the Trusts' average net assets between $10 billion and $12.5 billion and 0.0025% of the Trusts' average net assets greater than $12.5 billion. Prior to January 1, 2008, KeyBank received custodian fees computed at an annual rate of 0.017% of the first $15 billion on the Trusts' average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser, but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser acquired the Distributor.

The Distributor or financial institutions (directly or through the Distributor) may receive from all the Funds (other than the Trust Shares of the Government Reserves Fund), pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. Currently, this fee is not being charged to the Financial Reserves Fund. For the fiscal year ended October 31, 2008, affiliates of the Adviser earned $5,973 (amount in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds (does not include Prime Obligations Fund and Tax-Free Money Market Fund). The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds'

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

The Adviser, Citi, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios. The amounts are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS") (BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under the terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the NAV of any Fund. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets.

4.  Concentration of Credit Risk:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within the state of Ohio, than are other types of funds that are not geographically concentrated to the same extent.

5.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. Prior to July 9, 2008, the Line of Credit agreement did not include the Victory Institutional Funds and was between the Trusts and KeyCorp only. For the fiscal year ended October 31, 2008, the Victory Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding and average interest rate for the year was as follows (amounts in thousands).

Fund	Average Loan	Average Rate
Government Reserves Fund	$10	3.73%
Prime Obligations Fund	51	3.48%
Tax Free Money Market Fund	23	4.64%
Ohio Municipal Money Market Fund	27	3.45%

As of October 31, 2008 the Funds had no loans outstanding with KeyCorp.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid from Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$23,303	$23,303	$—	$23,303
Prime Obligations Fund	26,415	26,415	—	26,415
Financial Reserves Fund	17,874	17,874	—	17,874
Tax-Free Money Market Fund	28	28	8,221	8,249
Ohio Municipal Money Market Fund	65	65	6,943	7,008

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$48,976	$48,976	$—	$48,976
Prime Obligations Fund	44,254	44,254	—	44,254
Financial Reserves Fund	24,053	24,053	—	24,053
Tax-Free Money Market Fund	9	9	12,113	12,122
Ohio Municipal Money Market Fund	32	32	12,161	12,193

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid)(amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Government Reserves Fund	$—	$1,127	$1,127	$(934)	—	—	$193
Prime Obligations Fund	—	878	878	(757)	(4,618)	2,986	(1,511)
Financial Reserves Fund	—	681	681	(638)	(1,886)	735	(1,108)
Tax-Free Money Market Fund	980	—	980	(976)	(16)	—	(12)
Ohio Municipal Money Market Fund	879	—	879	(876)	— (a)	—	3

(a) Rounds to less than $1,000.

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax recognition of income/losses on certain securities.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

As of October 31, 2008, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2009		2010		2011		2013		2014	2015	2016	Total
Prime Obligations Fund	$—		$—		$—		$—		$—	$—	$4,618	$4,618
Financial Reserves Fund	—		—		—	(a)	—		1	—	1,885	1,886
Tax Free Money Market Fund	3		—		—		—		11	2	—	16
Ohio Municipal Money Market Fund	—	(a)	—	(a)	—		—	(a)	—	—	—	—	(a)

(a) Rounds to less than $1,000

The cost basis of investments of Prime Obligations Fund and the Financial Reserves Fund for federal income tax purposes, gross unrealized appreciation, gross realized depreciation and net unrealized appreciation/depreciation are as follows (amount in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Prime Obligations Fund	$840,741	$2,986	$—	$2,986
Financial Reserves Fund	690,444	735	—	735

7.  Market Events

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market's assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements. SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

The Prime Obligations Fund (the "PO Fund") and Financial Reserves Fund (the "FR Fund") each own obligations of SIV Portfolio plc ("Portfolio"), formerly Cheyne Finance LLC, a SIV. On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral. Portfolio subsequently became insolvent and defaulted in its obligations to pay interest and principal due to the noteholders. The Trust's Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of either the PO Fund or the FR Fund or their shareholders to dispose of the Portfolio security at that time.

On April 16, 2008, both the PO Fund and the FR Fund received a partial payment on the Portfolio obligations they owned. Further, in mid-July 2008, Portfolio was restructured. In an auction held by the receiver, bidders acquired approximately 21% of Portfolio's non-cash assets. The remaining non-cash assets were transferred to Gryphon Funding ("Gryphon"), a new SIV. Portfolio retained 7.5% of its original assets in cash. On August 15, 2008, Portfolio distributed the majority of this cash to shareholders, but retained approximately 1%. As a result of the reorganization, the PO Fund and the FR Fund currently hold interests in both Portfolio and Gryphon. During September and October 2008, Gryphon made cash distributions from the underlying holdings.

On July 17, 2008, KeyCorp, the parent of the Adviser, amended an irrevocable letter of credit to include the PO Fund and the FR Fund for the stated principal amount of each Fund's original Portfolio holdings. For purposes of carrying out the monitoring procedures, as described in the Funds' Statement of Additional Information, the PO Fund and the FR Fund have reduced the mark-to-market values of the Portfolio and Gryphon securities to amounts below par. These reductions have had minimal impact on the deviation between the FR Fund mark-to-market net asset value and its amortized cost price per share has remained at $1.00. Through October 31, 2008, the PO Fund has drawn on the letter of credit for a total amount of $1.5 million. As of December 18, 2008 there have been $0.4 million and $0 in draws on the letter of credit subsequent to October 31, 2008 for the PO Fund and FR Fund, respectively. For financial statement purposes, the Portfolio and Gryphon securities are recorded at fair value.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2008

The letter of credit will expire on March 31, 2009. If either Portfolio or Gryphon is still outstanding as of March 31, 2009, KeyCorp has agreed to either maintain the PO Fund and the FR Fund at the levels stated above or pay the principal amount, less payments received, of the original amount ($16 million for the PO Fund and $5 million for the FR Fund) of Cheyne Finance LLC holdings or seek permission to extend the letter of credit.

KeyCorp is rated in the highest short-term rating category for debt securities by the three primary nationally recognized statistical rating organizations. In the event that KeyCorp's short term ratings should change such that they are no longer rated in the highest short-term rating category and unless the Adviser substitutes an obligation or credit support that is rated in the highest short-term rating category KeyCorp has agreed to either maintain the PO & FR Funds at the levels stated above or pay the principal amount.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (five portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2008

43

  Supplemental Information
The Victory Portfolios  October 31, 2008

Trustee and Officer Information  (Unaudited)

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees

Mr. David Brooks Adcock, 57	Trustee	May 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 57	Trustee	May 2005	President/Principal Owner (since 2003) The Henlee Group, LLC; President/Owner (since 2003-2005) ELB Consultants. President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	Trustee	May 2008	Managing Director, JL Thornton & Co. Financial Consultant (since 2003).	None.

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  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Dr. Thomas F. Morrissey, 74	Trustee	November 1994	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 68	Trustee	August 2002	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 64	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Insurance Series (8 portfolios); Trustee, Old Mutual Funds III (12 portfolios).

Interested Trustees

David C. Brown, 36	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None

Thomas W. Bunn, 55	Trustee	May 2008	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005).	None.

Messres Brown and Bunn are "Interested Persons" by reason of their relationship with KeyCorp.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

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  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Officers:

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 34	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global Investments, (August 2004-July 2005). Chief Financial Officer Advisor Services, Gartmore Global Investments Inc. (August 2003-August 2004). Corporate Controller Gartmore Global Investments Inc. (June 2000-August 2003).

Mr. Peter W. Scharich, 44	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 40	Treasurer	May 2005	Senior Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	Senior VicePresident Fund Compliance, Citi (Since July 2006): Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 65	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

46

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Government Reserves Fund
Trust Shares	$1,000.00	$1,008.40	$2.83	0.56%
Select Shares	1,000.00	1,007.20	4.04	0.80%
Prime Obligations Fund
Class A Shares	1,000.00	1,008.20	3.89	0.77%
Financial Reserves Fund
Class A Shares	1,000.00	1,008.50	3.33	0.66%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,009.20	3.89	0.77%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,008.60	4.39	0.87%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year.

**  Annualized

47

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Government Reserves Fund
Trust Shares	$1,000.00	$1,022.32	$2.85	0.56%
Select Shares	1,000.00	1,021.11	4.06	0.80%
Prime Obligations Fund
Class A Shares	1,000.00	1,021.27	3.91	0.77%
Financial Reserves Fund
Class A Shares	1,000.00	1,021.82	3.35	0.66%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.27	3.91	0.77%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,020.76	4.42	0.87%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized

Portfolio Holdings

(As a Percentage of Total Investments)

Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

48

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Financial Reserves Fund	Tax Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2008, the following Funds designated tax-exempt income distributions of (amounts in thousands):

Amount
Tax-Free Money Market Fund	$8,221
Ohio Municipal Money Market Fund	6,943

49

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52

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53

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-MMMF-ANN (12/08)

October 31, 2008

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Supplemental Information

Trustee and Officer Information	27

Proxy Voting and Form N-Q Information	30

Expense Examples	30

Additional Federal Income Tax Information	32

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

There is a natural tendency to spend time looking back and analyzing the recent market volatility, justifying the decisions, and reminiscing over losses and gains. History shares with us that economic conditions cause markets to rise and fall, but the essential fact is that investing is a long-term opportunity. Investor pessimism over the current economic situation may drive stocks lower, but the market is likely to be setting up for an eventual recovery. From a historical perspective, the average bear market in the post World War II era lasted just over 16 months and declined 31.5%. The current bear market is 12 months old and the S&P 500 is down over 35%. More importantly, absolute market valuations are at long-term lows using conservative earnings estimates and stocks are very attractively priced using interest-rate-based valuation methods.

We are not blind to reality, however. The market's decline has been driven by further evidence of slowing worldwide economic growth and continued negative news about the financial markets. Domestic economic growth continues to weaken. The labor market was particularly hard hit as payrolls declined and unemployment rose to its highest level in five years. Moreover, the housing market, which appeared to be bottoming, weakened sharply in September. International growth continued its sharp deceleration. By the end of the third quarter 2008, virtually all major industrial countries were near or in recession. The financial market crisis deepened, culminating in massive capital infusions by the Federal Reserve to several financial institutions; the bankruptcy filing and take-over of others; and a plunge in stock prices coincident with the Federal government's initial rejection of the financial rescue plan. Consumer spending, which accounts for two thirds of Gross Domestic Product, is under siege from the combination of eroding home equity values, painfully lower stock prices and rising unemployment.

However, the seeds of eventual recovery are slowly being sown. Massive amounts of liquidity have been injected into the financial system worldwide and the $700 billion Troubled Asset Relief Program (TARP) is now active. In addition, scores of other actions have been instituted including basis point reductions in the Federal Funds rate. Moreover, commodity prices have plunged, calming inflationary concerns and opening the door for central bankers worldwide to lower short-term interest rates. In addition to calming inflationary concerns, lower commodity prices, energy in particular, should help reduce the pressure on the beleaguered consumer.

The current economic and investment uncertainty will subside over time, and we continue to believe that the investment markets will turn positive again to patient investors. Times such as these can expose concerns, but we will weather this market event, and continue to invest in the market with confidence.

In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

2. Client Service Excellence

3. Empowerment, Ownership and Accountability

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

Michael Policarpo

President, Victory Portfolios

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

2008 was the Fund's nineteenth year of operation under the same lead portfolio manager, and the sixth consecutive year of returns ahead of the benchmark. Despite a difficult investment backdrop, the Fund (Class A Shares at net asset value) continued its long-term track record by outperforming its S&P 500 Index1 benchmark, declining 33.8% versus a 36.1% decline for the Index.

Weakness prevailed in fiscal 2008, with a broad-based decline in equities that accelerated in intensity to close the year. Financials were the worst performing sector, in a year that undoubtedly will be remembered in history with the failure of Lehman Brothers, the rescue of American International Group, and the announcement of a massive $700 billion stimulus plan. Capital Goods' securities also declined significantly, as the "global decoupling" theory was refuted and economic weakness in the U.S. spread to Europe and emerging markets. The Fund outperformed in five of the seven sectors, most notably in the Consumer Staples and Consumer Cyclicals' sectors. The largest detractor from performance was the Basic Industry sector.

Top performing holdings were Amgen, Apple, Genentech, and Wells Fargo. Amgen rebounded from a difficult 2007 on the heels of favorable data in a Phase III trial of its potential blockbuster osteoporosis treatment Denosumab. Apple declined during the fiscal year, but incremental trading around the position (buying on weakness, selling on strength), boosted performance for the Fund. Genentech appreciated after Roche offered to purchase the 45% of shares it does not own at a premium, and Wells Fargo was perceived as a relatively "safe haven" within the Financial sector. Detractors to performance were Schlumberger, Halliburton, and Alcoa, as the selloff in commodity prices late in the fiscal year resulted in a selloff in companies with leverage to the lower prices.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2008

	Diversified Stock Fund Class A		Diversified Stock Fund Class C		Diversified Stock Fund Class R	Diversified Stock Fund Class I
INCEPTION DATE	10/20/89		3/1/02		3/26/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–33.82%	–37.62%	–34.38%	–34.96%	–34.05%	–33.69%
Three Year	–2.62%	–4.53%	–3.43%	–3.43%	–2.90%	n/a
Five Year	2.60%	1.39%	1.81%	1.81%	2.26%	n/a
Ten Year	3.99%	3.38%	n/a	n/a	n/a	n/a
Since Inception	9.75%	9.41%	0.71%	0.71%	2.40%	–25.38%

Expense Ratios
	Class A	Class C	Class R	Class I
Gross	1.04%	1.83%	1.34%	0.75%
Net	1.04%	1.83%	1.34%	0.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

For the period 10/31/98 to 10/31/08

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.2%)
General Electric Co., 0.20% (a), 11/3/08	$75,051	$75,051
Total Commercial Paper (Amortized Cost $75,051)		75,051
Common Stocks (98.4%)
Aerospace/Defense (3.3%)
Boeing Co.	2,139,823	111,849
Agricultural Operations (1.3%)
Archer-Daniels-Midland Co.	2,033,000	42,144
Aluminum (1.1%)
Alcoa, Inc.	3,311,800	38,119
Automotive Parts (1.0%)
Eaton Corp.	755,400	33,691
Banks (8.1%)
JPMorgan Chase & Co.	3,993,728	164,741
U.S. Bancorp	2,120,000	63,197
Wells Fargo & Co. (b)	1,309,379	44,585
		272,523
Beverages (5.8%)
Diageo PLC, ADR (b)	1,203,200	74,827
PepsiCo, Inc.	2,112,239	120,419
		195,246
Biotechnology (3.0%)
Amgen, Inc. (c)	700,500	41,953
Genentech, Inc. (c)	730,195	60,562
		102,515
Brokerage Services (3.5%)
Charles Schwab Corp.	6,206,870	118,675
Building Materials (0.7%)
USG Corp. (b) (c)	1,687,578	25,010
Computers & Peripherals (4.3%)
Apple Computer, Inc. (c)	838,300	90,193
EMC Corp. (b) (c)	4,708,500	55,466
		145,659
Cosmetics & Toiletries (3.4%)
Estee Lauder Cos., Class A	1,307,898	47,137
Procter & Gamble Co.	1,035,660	66,841
		113,978
Electronics (4.1%)
General Electric Co.	7,038,938	137,330
Engineering (0.6%)
Foster Wheeler Ltd. (c)	748,203	20,501

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financial Services (5.1%)
Citigroup, Inc.	8,152,200	$111,277
Goldman Sachs Group, Inc.	648,000	59,940
		171,217
Home Builders (1.2%)
Toll Brothers, Inc. (b) (c)	1,723,804	39,854
Internet Business Services (0.9%)
Google, Inc., Class A (c)	84,800	30,474
Internet Service Provider (1.0%)
Yahoo!, Inc. (c)	2,709,266	34,733
Investment Companies (1.4%)
Invesco Ltd.	3,251,027	48,473
Manufacturing — Diversified (1.4%)
Siemens AG, Sponsored ADR	782,200	47,049
Manufacturing — Miscellaneous (0.1%)
3M Co. (b)	48,800	3,138
Mining (1.2%)
Barrick Gold Corp. (b)	1,198,556	27,231
Newmont Mining Corp. (b)	536,900	14,142
		41,373
Oil & Gas Exploration — Production & Services (1.8%)
Chesapeake Energy Corp.	2,817,700	61,905
Oil Companies — Integrated (1.7%)
Exxon Mobil Corp. (b)	629,700	46,673
Hess Corp.	175,893	10,591
		57,264
Oilfield Services & Equipment (7.3%)
Halliburton Co.	5,814,047	115,060
Schlumberger Ltd.	2,553,090	131,867
		246,927
Pharmaceuticals (5.0%)
Johnson & Johnson	1,794,400	110,068
Merck & Co., Inc.	1,941,700	60,096
		170,164
Radio & Television (1.6%)
Comcast Corp., Class A	3,325,200	52,405
Restaurants (5.1%)
McDonald's Corp.	2,098,168	121,547
Starbucks Corp. (c)	3,878,000	50,918
		172,465
Retail (1.7%)
Target Corp. (b)	1,446,000	58,013

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Retail — Drug Stores (3.2%)
CVS Caremark Corp.	3,523,975	$108,010
Retail — Specialty Stores (4.3%)
Lowe's Cos., Inc.	6,728,376	146,006
Semiconductors (6.1%)
Intel Corp.	7,675,370	122,806
Maxim Integrated Products, Inc.	1,619,762	22,029
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (b)	7,298,511	60,285
		205,120
Software & Computer Services (3.2%)
Microsoft Corp.	3,706,700	82,771
Oracle Corp. (c)	1,417,000	25,917
		108,688
Transportation Services (1.9%)
United Parcel Service, Inc., Class B	1,219,331	64,356
Utilities — Electric (3.0%)
Exelon Corp.	1,305,102	70,789
Public Service Enterprise Group, Inc.	1,057,632	29,772
		100,561
Total Common Stocks (Cost $4,095,996)		3,325,435
Short-Term Securities Held as Collateral for Securities Lending (4.9%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$164,085	164,085
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $164,085)		164,085
Total Investments (Cost $4,335,132) — 105.5%		3,564,571
Liabilities in excess of other assets — (5.5)%		(186,983)
NET ASSETS — 100.0%		$3,377,588

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

8

  Statement of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $4,335,132) (a)	$3,564,571
Cash	50
Interest and dividends receivable	2,669
Receivable for capital shares issued	10,910
Receivable for investments sold	97,248
Prepaid expenses	84
Total Assets	3,675,532
LIABILITIES:
Payable for investments purchased	125,000
Payable for capital shares redeemed	5,175
Payable for return of collateral received	164,085
Accrued expenses and other payables:
Investment advisory fees	1,708
Administration fees	269
Custodian fees	37
Transfer agent fees	482
Trustee fees	14
Shareholder servicing fees	610
12b-1 fees	173
Other accrued expenses	391
Total Liabilities	297,944
NET ASSETS:
Capital	4,498,656
Undistributed net investment income	366
Accumulated net realized losses from investments	(350,873)
Net unrealized depreciation on investments	(770,561)
Net Assets	$3,377,588
Net Assets
Class A Shares	$2,888,131
Class C Shares	128,934
Class R Shares	141,263
Class I Shares	219,260
Total	$3,377,588
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	236,817
Class C Shares	10,818
Class R Shares	11,690
Class I Shares	17,988
Total	277,313
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$12.20
Class C Shares (b)	$11.92
Class R Shares	$12.08
Class I Shares	$12.19
Maximum Sales Charge — Class A Shares	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.94

(a)  Includes securities on loan of $159,962.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

  Statement of Operations
The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$4,790
Dividend income	74,524
Income from securities lending, net	1,121
Total Income	80,435
Expenses:
Investment advisory fees	24,495
Administration fees	3,845
Shareholder servicing fees — Class A Shares	8,986
12b-1 fees — Class C Shares	1,802
12b-1 fees — Class R Shares	992
Custodian fees	557
Transfer agent fees	741
Transfer agent fees — Class A Shares	1,339
Transfer agent fees — Class C Shares	123
Transfer agent fees — Class R Shares	101
Transfer agent fees — Class I Shares	9
Trustees' fees	287
Legal and audit fees	549
Other expenses	933
Total Expenses	44,759
Net Investment Income	35,676
Realized/Unrealized Gains (Losses) from Investment Transactions
Net realized losses from investment transactions	(339,147)
Net realized gains from redemptions in-kind	1,804
Net change in unrealized appreciation/depreciation on investments	(1,366,024)
Net realized/unrealized gains (losses) from investments	(1,703,367)
Change in net assets resulting from operations	$(1,667,691)

See notes to financial statements.

10

  Statements of Changes in Net Assets
The Victory Portfolios  October 31, 2008

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$35,676	$27,443
Net realized gains (losses) from investment transactions	(339,147)	493,783
Net realized gains from redemptions in-kind	1,804	12,944
Net change in unrealized appreciation/depreciation on investments	(1,366,024)	194,641
Net increase from payments by Adviser	—	2,922
Change in net assets resulting from operations	(1,667,691)	731,733
Distributions to shareholders:
From net investment income:
Class A Shares	(31,339)	(28,355)
Class C Shares	(301)	(429)
Class R Shares	(1,145)	(1,165)
Class I Shares (a)	(2,175)	(429)
From net realized gains:
Class A Shares	(379,022)	(209,837)
Class C Shares	(20,477)	(11,788)
Class R Shares	(22,131)	(13,604)
Class I Shares (a)	(11,580)	—
Change in net assets resulting from distributions to shareholders	(468,170)	(265,607)
Change in net assets from capital transactions	1,048,533	204,207
Change in net assets	(1,087,328)	670,333
Net Assets:
Beginning of period	4,464,916	3,794,583
End of period	$3,377,588	$4,464,916
Undistributed (distributions in excess of) net investment income	$366	$(12)

(a) Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

11

  Statements of Changes in Net Assets
The Victory Portfolios  October 31, 2008

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,590,760	$1,006,793
Dividends reinvested	321,942	191,580
Cost of shares redeemed	(1,094,779)	(1,087,066)
Total Class A Shares	$817,923	$111,307
Class C Shares
Proceeds from shares issued	$40,260	$34,704
Dividends reinvested	11,239	6,261
Cost of shares redeemed	(38,915)	(43,071)
Total Class C Shares	$12,584	$(2,106)
Class R Shares
Proceeds from shares issued	$49,724	$22,713
Dividends reinvested	21,243	13,417
Cost of shares redeemed	(55,390)	(54,000)
Total Class R Shares	$15,577	$(17,870)
Class I Shares (a)
Proceeds from shares issued	$259,734	$114,906
Dividends reinvested	13,465	429
Cost of shares redeemed	(70,750)	(2,459)
Total Class I Shares	$202,449	$112,876
Change in net assets from capital transactions	$1,048,533	$204,207
Share Transactions:
Class A Shares
Issued	98,725	52,903
Reinvested	18,130	10,620
Redeemed	(69,042)	(57,330)
Total Class A Shares	47,813	6,193
Class C Shares
Issued	2,479	1,879
Reinvested	644	355
Redeemed	(2,536)	(2,329)
Total Class C Shares	587	(95)
Class R Shares
Issued	3,088	1,208
Reinvested	1,205	752
Redeemed	(3,689)	(2,889)
Total Class R Shares	604	(929)
Class I Shares (a)
Issued	15,825	5,928
Reinvested	766	21
Redeemed	(4,430)	(122)
Total Class I Shares	12,161	5,827
Change in Shares	61,165	10,996

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$20.68	$18.52		$16.68	$15.36	$13.74
Investment Activities:
Net investment income	0.14	0.14		0.07	0.13	0.09 (a)
Net realized and unrealized gains (losses) on investments	(6.48)	3.32		2.59	1.32	1.62
Total from Investment Activities	(6.34)	3.46		2.66	1.45	1.71
Distributions:
Net investment income	(0.14)	(0.15)		(0.08)	(0.13)	(0.09)
Net realized gains on investments	(2.00)	(1.15)		(0.74)	—	—
Total Distributions	(2.14)	(1.30)		(0.82)	(0.13)	(0.09)
Net Asset Value, End of Period	$12.20	$20.68		$18.52	$16.68	$15.36
Total Return (excludes sales charge)	(33.82)%	19.74	%(b)	16.52%	9.47%	12.46%
Ratios/Supplemental Data:
Net assets at end of period (000)	$2,888,131	$3,909,527		$3,385,643	$2,643,900	$1,834,238
Ratio of expenses to average net assets	1.04%	1.04%		1.07%	1.13%	1.10%
Ratio of net investment income to average net assets	0.89%	0.73%		0.39%	0.74%	0.59%
Ratio of expenses to average net assets (c)	1.04%	1.04%		1.07%	1.16%	1.11%
Ratio of net investment income to average net assets (c)	0.89%	0.73%		0.39%	0.71%	0.58%
Portfolio turnover (d)	118%	102%		103%	93%	86%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$20.28	$18.22		$16.49	$15.24	$13.66
Investment Activities:
Net investment income (loss)	0.02	(0.01)		(0.08)	0.01	(0.01	)(a)
Net realized and unrealized gains (losses) on investments	(6.35)	3.26		2.55	1.31	1.62
Total from Investment Activities	(6.33)	3.25		2.47	1.32	1.61
Distributions:
Net investment income	(0.03)	(0.04)		—	(0.07)	(0.03)
Net realized gains from investments	(2.00)	(1.15)		(0.74)	—	—
Total Distributions	(2.03)	(1.19)		(0.74)	(0.07)	(0.03)
Net Asset Value, End of Period	$11.92	$20.28		$18.22	$16.49	$15.24
Total Return (excludes contingent deferred sales charge)	(34.38)%	18.81	%(b)	15.51%	8.66%	11.77%
Ratios/Supplemental Data:
Net assets at end of period (000)	$128,934	$207,513		$188,157	$143,141	$74,036
Ratio of expenses to average net assets	1.84%	1.83%		1.92%	1.90%	1.75%
Ratio of net investment income (loss) to average net assets	0.09%	(0.07)%		(0.47)%	(0.10)%	(0.09)%
Ratio of expenses to average net assets (c)	1.84%	1.83%		1.93%	2.01%	1.93%
Ratio of net investment income (loss) to average net assets (c)	0.09%	(0.07)%		(0.48)%	(0.21)%	(0.27)%
Portfolio turnover (d)	118%	102%		103%	93%	86%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$20.51	$18.38		$16.55	$15.24	$13.64
Investment Activities:
Net investment income	0.09	0.09		0.01	0.08	0.03
Net realized and unrealized gains (losses) on investments	(6.43)	3.29		2.58	1.31	1.60
Total from Investment Activities	(6.34)	3.38		2.59	1.39	1.63
Distributions:
Net investment income	(0.09)	(0.10)		(0.02)	(0.08)	(0.03)
Net realized gains from investments	(2.00)	(1.15)		(0.74)	—	—
Total Distributions	(2.09)	(1.25)		(0.76)	(0.08)	(0.03)
Net Asset Value, End of Period	$12.08	$20.51		$18.38	$16.55	$15.24
Total Return	(34.05)%	19.42	%(a)	16.25%	9.10%	11.95%
Ratios/Supplemental Data:
Net assets at end of period (000)	$141,263	$227,392		$220,783	$215,975	$229,361
Ratio of expenses to average net assets	1.33%	1.30%		1.36%	1.48%	1.52%
Ratio of net investment income to average net assets	0.60%	0.46%		0.11%	0.49%	0.19%
Ratio of expenses to average net assets (b)	1.33%	1.30%		1.36%	1.51%	1.52%
Ratio of net investment income to average net assets (b)	0.60%	0.46%		0.11%	0.46%	0.19%
Portfolio turnover (c)	118%	102%		103%	93%	86%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$20.68	$19.37
Investment Activities:
Net investment income	0.19	0.03
Net realized and unrealized gains (losses) on investments	(6.49)	1.35
Total from Investment Activities	(6.30)	1.38
Distributions:
Net investment income	(0.19)	(0.07)
Net realized gains from investments	(2.00)	—
Total Distributions	(2.19)	(0.07)
Net Asset Value, End of Period	$12.19	$20.68
Total Return (b)	(33.69)%	7.16%
Ratios/Supplemental Data:
Net assets at end of period (000)	$219,260	$120,484
Ratio of expenses to average net assets (c)	0.75%	0.75%
Ratio of net investment income to average net assets (c)	1.24%	1.07%
Portfolio turnover (d)	118%	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

  Notes to Financial Statements
The Victory Portfolios  October 31, 2008

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2008, the Trust offered shares of 20 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue four classes of shares: Class A Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or

Continued

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. As of October 31, 2008, the Fund did not hold any futures contracts.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and

Continued

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

liabilities. As of October 31, 2008, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2008 KeyBank received $807 (amount in thousands) in total from the Trust, Victory Variable Insurance Funds and Victory Institutional Funds (collectively the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must receive loan collateral from the borrower (maintained with KeyBank) in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The Fund loaned securities and received cash collateral with the following value as of October 31, 2008 (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$159,962	$164,085	$467,221	$350

The cash collateral received by the funds in the Victory Trusts on October 31, 2008 was pooled together and invested in the following (amounts in thousands):

Value of Collateral
Money Market Funds
Dreyfus Government Cash Management Fund, 1.05%	$39,484
Goldman Sachs Financial Square Government Fund, 1.79%	75,452
Reserve Primary Fund, 0.00%	55,122
Repurchase Agreements
Deutsche, 0.35%, 11/3/08	70,000
(Date of Agreement, 10/31/08, Proceeds at maturity $70,002 collateralized by various Corporate securities, 0.00%-9.00%, 2/16/34-10/25/46, market value $72,100)
Goldman Sachs, 0.50%, 11/3/08	22,000
(Date of Agreement, 10/31/08, Proceeds at maturity $22,001 collateralized by various Corporate securities, 5.88%-6.25%, 2/1/11-3/21/11, market value $22,440)
Goldman Sachs, 0.55%, 11/6/08	48,000
(Date of Agreement, 10/31/08, Proceeds at maturity $48,004 collateralized by various Corporate securities, 0.00%, 8/15/20, market value $48,960)
Merrill Lynch Corp., 0.53%, 11/3/08	70,000
(Date of Agreement, 10/31/08, Proceeds at maturity $70,003 collateralized by various Corporate securities, 5.70%-7.13%, 1/15/12-8/15/16, market value $72,103)
Total Value	$380,058

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of

Continued

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Effective April 30, 2008, the Fund adopted FASB No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable, including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Fund's net assets or result of operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and capital gains as a result of certain investments in ADR's by the Fund have been provided for in accordance with each investments applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the fiscal years ended October 31, 2008 and October 31, 2007, the Fund realized $1,804 of net gain on $10,954 and $12,944 of net gain on $66,694 of in-kind redemptions (amounts in thousands), respectively.

Other:

Expenses that are directly related to the Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts,

Continued

21

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. Management is currently evaluating the impact the adoption these standards will have on the Funds' financial statements and related disclosures.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2008, were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$5,609,475	$4,738,455	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, 0.60% of the Fund's average daily net assets between $800 million and $2.4 billion and 0.55% of the Fund's average daily net assets greater than $2.4 billion. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. From January 1, 2008 through June 30, 2008, the custodian received fees computed at an annual rate of 0.015% of the first $10 billion of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") average daily net assets, 0.0113% of the Trusts' average net assets between $10 billion and $12.5 billion and 0.0025% of the Trusts' average net assets greater than $12.5 billion. Prior to January 1, 2008, KeyBank received custodian fees computed at an annual rate of 0.017% of the first $15 billion of the Trusts' average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between

Continued

22

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

$10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund and receives a fee under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. For the fiscal year ended October 31, 2008, affiliates of the Adviser or the Fund earned $176 (amount in the thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of the Fund a fee of 0.25% of the average daily net assets of the Class A Shares of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2008, affiliates of the Adviser or the Fund earned $1,008 (amount in thousands).

In addition, the Distributor and the Transfer Agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2008, the Distributor received approximately $75 from commissions earned on sales of Class A Shares and the Transfer Agent received $25 from redemptions of Class C Shares of the Fund. A portion of the commissions earned on Class A Shares were reallowed to dealers of the Fund's shares, including approximately $25 to affiliates of the Fund (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Fund. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Fund's Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

Continued

23

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. For the fiscal year ended October 31, 2008, the expense limits were as follows:

Diversified Stock Fund
Class C Shares	2.00	%*

* In effect until at least February 28, 2014.

The Adviser, Citi or other service providers may waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements of any kind are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS")(BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets.

5.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. Prior to July 9, 2008, the Line of Credit agreement did not include the Victory Institutional Funds and was between the Trusts and KeyCorp only. For the fiscal year ended October 31, 2008, the Victory Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each fund of the Victory Trusts pay a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the year ended October 31, 2008 was $86 (amount in thousands). The average interest rate for the year was 3.87%. During the year ended, October 31, 2008 the Fund had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$254,509	$213,661	$468,170

Continued

24

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$161,684	$103,923	$265,607

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Diversified Stock Fund	$494	$(277,737)	$(843,697)	$(1,120,940)

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2008, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Growth Fund. This amount is $5,948 (amount in thousands), expiring in 2010. The Fund also has a capital loss carryforward of $271,789 (amount in thousands) expiring in 2016.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Diversified Stock Fund	$4,408,268	$59,422	$(903,119)	$(843,697)

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund (one portfolio of The Victory Portfolios, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2008

26

  Supplemental Information
The Victory Portfolios  October 31, 2008

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"), and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 57	Trustee	May 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 57	Trustee	May 2005	President Principal Owner (since 2003) The Henlee Group; Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	Trustee	May 2008	Managing Director, JL Thornton & Co. Financial Consultant (since 2003).	None.

Dr. Thomas F. Morrissey, 74	Trustee	November 1994	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University	None.

Continued

27

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Karen F. Shepherd, 68	Trustee	August 2002	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 64	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Insurance (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Interested Trustees.

David C. Brown, 36	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None.

Thomas W. Bunn, 55	Trustee	May 2008	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005).	None.

Messres Brown and Bunn are "Interested Persons" by reason of their relationship with KeyCorp.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

28

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 34	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global Investments, (August 2004-July 2005). Chief Financial Officer Advisor Services, Gartmore Global Investments Inc. (August 2003-August 2004). Corporate Controller Gartmore Global Investments Inc. (June 2000-August 2003).

Mr. Peter W. Scharich, 44	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 40	Treasurer	May 2005	Senior Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	Senior Vice President, Fund Compliance, Citi (since July 2006): Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 65	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

29

  Supplemental Information
The Victory Portfolios  October 31, 2008

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Trust's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Diversified Stock Fund
Class A Shares	$1,000.00	$726.80	$4.56	1.05%
Class C Shares	1,000.00	723.80	7.97	1.84%
Class R Shares	1,000.00	725.50	5.73	1.32%
Class I Shares	1,000.00	727.70	3.26	0.75%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Continued

30

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.86	$5.33	1.05%
Class C Shares	1,000.00	1,015.89	9.32	1.84%
Class R Shares	1,000.00	1,018.50	6.70	1.32%
Class I Shares	1,000.00	1,021.37	3.81	0.75%

*  Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized

Continued

31

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

  (Unaudited)

Additional Federal Income Tax Information

The Fund designates the following amount as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Diversified Stock Fund	$213,661

For the year ended October 31, 2008, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	27%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	29%

32

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33

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34

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35

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36

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37

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (12/08)

October 31, 2008

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Balanced Fund

Investment Grade Convertible Fund

Core Bond Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedule of Portfolio Investments	30

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	57-60

Stock Index Fund

Schedule of Portfolio Investments	34

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	61-62

Established Value Fund

Schedule of Portfolio Investments	49

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55-56

Financial Highlights	63-64

Special Value Fund

Schedule of Portfolio Investments	65

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	80-83

Small Company Opportunity Fund

Schedule of Portfolio Investments	69

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	84-86

Focused Growth Fund

Schedule of Portfolio Investments	74

Statement of Assets and Liabilities	76

Statement of Operations	77

Statements of Changes in Net Assets	78-79

Financial Highlights	87-89

Table of Contents (continued)

The Victory Hybrid Funds

Balanced Fund

Schedule of Portfolio Investments	90

Statement of Assets and Liabilities	106

Statement of Operations	107

Statements of Changes in Net Assets	108-109

Financial Highlights	110-113

Investment Grade Convertible Fund

Schedule of Portfolio Investments	102

Statement of Assets and Liabilities	106

Statement of Operations	107

Statements of Changes in Net Assets	108-109

Financial Highlights	114-115

The Victory Taxable Fixed Income Funds

Core Bond Fund

Schedule of Portfolio Investments	116

Statement of Assets and Liabilities	128

Statement of Operations	129

Statements of Changes in Net Assets	130-131

Financial Highlights	132-133

Fund for Income

Schedule of Portfolio Investments	126

Statement of Assets and Liabilities	128

Statement of Operations	129

Statements of Changes in Net Assets	130-131

Financial Highlights	134-136

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedule of Portfolio Investments	137

Statement of Assets and Liabilities	146

Statement of Operations	147

Statements of Changes in Net Assets	148

Financial Highlights	149

Ohio Municipal Bond Fund

Schedule of Portfolio Investments	142

Statement of Assets and Liabilities	146

Statement of Operations	147

Statements of Changes in Net Assets	148

Financial Highlights	150

Notes to Financial Statements	151

Report of Independent Registered Public Accounting Firm	164

Supplemental Information	165

Trustee and Officer Information	165

Proxy Voting and Form N-Q Information	168

Expense Examples	168

Additional Federal Income Tax Information	172

The Funds are distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

There is a natural tendency to spend time looking back and analyzing the recent market volatility, justifying the decisions, and reminiscing over losses and gains. History shares with us that economic conditions cause markets to rise and fall, but the essential fact is that investing is a long-term opportunity. Investor pessimism over the current economic situation may drive stocks lower, but the market is likely to be setting up for an eventual recovery. From a historical perspective, the average bear market in the post World War II era lasted just over 16 months and declined 31.5%. The current bear market is 12 months old and the S&P 500 is down over 35%. More importantly, absolute market valuations are at long-term lows using conservative earnings estimates and stocks are very attractively priced using interest-rate-based valuation methods.

We are not blind to reality, however. The market's decline has been driven by further evidence of slowing worldwide economic growth and continued negative news about the financial markets. Domestic economic growth continues to weaken. The labor market was particularly hard hit as payrolls declined and unemployment rose to its highest level in five years. Moreover, the housing market, which appeared to be bottoming, weakened sharply in September. International growth continued its sharp deceleration. By the end of the third quarter 2008, virtually all major industrial countries were near or in recession. The financial market crisis deepened, culminating in massive capital infusions by the Federal Reserve to several financial institutions; the bankruptcy filing and take-over of others; and a plunge in stock prices coincident with the Federal government's initial rejection of the financial rescue plan. Consumer spending, which accounts for two thirds of Gross Domestic Product, is under siege from the combination of eroding home equity values, painfully lower stock prices and rising unemployment.

However, the seeds of eventual recovery are slowly being sown. Massive amounts of liquidity have been injected into the financial system worldwide and the $700 billion Troubled Asset Relief Program (TARP) is now active. In addition, scores of other actions have been instituted including basis point reductions in the Federal Funds rate. Moreover, commodity prices have plunged, calming inflationary concerns and opening the door for central bankers worldwide to lower short-term interest rates. In addition to calming inflationary concerns, lower commodity prices, energy in particular, should help reduce the pressure on the beleaguered consumer.

The current economic and investment uncertainty will subside over time, and we continue to believe that the investment markets will turn positive again to patient investors. Times such as these can expose concerns, but we will weather this market event, and continue to invest in the market with confidence.

In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

2. Client Service Excellence

3. Empowerment, Ownership and Accountability

In closing, we continue to appreciate the confidence of our shareholders in the Victory Funds. Please feel free to contact us at 1-800-539-3863 or through our website at www.VictoryConnect.com if you have questions or would like further information.

Michael Policarpo

President, Victory Portfolios

The Victory Equity Funds

Value Fund

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund's (Class A Shares at net asset value) performance for the fiscal year ended October 31, 2008, trailed its benchmark, Russell 1000 Value Index1, by approximately 88 basis points, declining 37.7% versus a 36.8% decline for the Index. The Fund's underperformance was the result of negative stock selection in the Financial Sector, specifically AIG. Although we were correct in our assumption that AIG was too big to fail, we were wrong about the consequences for the equity holders. AIG was a good long-term, profitable business that faced a short-term liquidity crisis. Clearly, we underestimated the severity of the crisis.

The Fund's portfolio was also negatively impacted by the global economic slowdown and declining commodity prices. While we reduced holdings in Energy, Capital Goods, and Basic Industry in recent months, we were surprised by the severity and speed of the correction. On the other hand, this was partially offset by positive stock selection in Consumer Staples. Additionally, positive sector allocation offset some of the negative stock selection with an underweight in Financials and an overweight in the Energy/Utilities sector.

Currently, we remain overweight in Oil and underweight in Financials. Based on our research, we continue to believe some key commodities, particularly oil, remained challenged from a supply standpoint as declines in rates are proving to be much greater than expected. When the economy bottoms out and demand for commodities begins to recover, we believe the supply issues will become more apparent to the market. In our opinion, the long-term risk reward for oil equities remains very attractive at current levels.

Top contributors to and detractors from portfolio performance include the following:

Contributors

Wells Fargo	0.50	bps
Covidien Ltd.	0.49	bps
Norfolk Southern	0.45	bps
Cliffs Natural Resources, Inc.	0.33	bps
Rio Tinto PLC	0.25	bps

Detractors

General Electric	–2.01	bps
American International Group Inc.	–1.95	bps
Citigroup	–1.27	bps
Chesapeake Energy Corp.	–1.15	bps
Halliburton Co.	–1.14	bps

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ended October 31, 2008

	VALUE		VALUE		VALUE	VALUE
	Class A		Class C		Class R	Class I
INCEPTION DATE	12/3/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–37.68%	–41.25%	–38.14%	–38.70%	–37.91%	–37.48%
Three Year	–4.65%	–6.51%	–5.40%	–5.40%	–5.03%	N/A
Five Year	1.07%	–0.13%	0.35%	0.35%	0.70%	N/A
Ten Year	1.34%	0.74%	N/A	N/A	N/A	N/A
Since Inception	7.04%	6.61%	4.43%	4.43%	–0.86%	–30.10%

Expense Ratios

Gross	1.24%	3.25%	1.80%	0.93%
Net	1.24%	2.00%	1.60%	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

The performance of the Fund is expected to be lower than that of the benchmark index, S&P 500 Index1, because of fees and expenses. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

As an index fund, our objective is to match the performance of the benchmark index. Our full replication strategy and cash flow management has minimized tracking error (before expenses). For the fiscal year ended October 31, 2008, the Victory Stock Index Fund (Class A Shares at net asset value) performed in line with the Fund's objective and posted a decline of 36.5% versus the S&P 500 Index decline of 36.1%. Three-year and five-year return data is also consistent with the Fund's objective (three-year: -5.5% vs. -5.2% for the S&P 500, five-year: -0.2% vs. -0.3% for the S&P 500).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ended October 31, 2008

	STOCK INDEX Class A		STOCK INDEX Class R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	–36.53%	–40.18%	–36.65%
Three Year	–5.50%	–7.53%	–5.66%
Five Year	–0.19%	–1.36%	–0.38%
Ten Year	–0.18%	–0.77%	N/A
Since Inception	6.35%	5.93%	–2.93%

Expense Ratios

Gross	0.76%	0.94%
Net	0.70%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Historic is probably the best way to describe the equity markets over the past 12 months which encompassed the fiscal year for the Fund. The period got underway with strong economic growth from emerging industrial nations like China, India and Brazil which propelled commodity prices higher, leading to increased inflation concerns both here and abroad. But the continued drag from the U.S. housing downturn began to take a toll on an already weakened domestic economy. Difficulties from the subprime mortgage problems gave way to a global credit crisis which in turn led to the failure or subsequent government bailout of several well known financial firms. The result has been a sharp downturn in economic activity around the globe.

It would not be an overstatement to call the investment backdrop challenging. But it must be noted that it is in periods such as the current environment that has offered long-term investors with some of the most compelling opportunities for generating above-average returns down the road. The Fund (Class A Shares at net asset value) declined -31.8% for the fiscal year ended October 31, 2008 which outperformed the Russell MidCap Value Index1, its benchmark, by 7.0% as it declined -38.8% for the period. The Russell MidCap Index2 declined -40.7% over the same 12 month period.

While the Fund benefited modestly from a sector allocation perspective, it was stock selection that really drove the relative outperformance. Performance was positively impacted by the Fund's underweighted posture in the Financial and Consumer Cyclical sectors as those proved to be among the weakest performing sectors for the fiscal year. The only detractor from a sector allocation view was the Fund's overweight in the Technology sector as it too was among the weaker performing sectors. The Fund's allocation to the remaining sectors was generally neutral to returns for the period.

Standout performance from an individual stock perspective came from various sectors, including some of the weaker performing groups. Despite the generally weak results from the consumer cyclical sector, the Fund actually benefited significantly from its holdings of discount retailers Ross Stores and Dollar Tree which each outperformed the index by a wide margin. The same was true for Foundry Networks, an enterprise technology company that makes routers and switches which agreed to be acquired for a nice premium during the third calendar quarter. Cimarex Energy, a natural gas focused exploration and production company, also posted solid relative returns while bank holding company Cullen & Frost significantly outpaced both its banking peers as well as the index for the twelve months ended October 31, 2008. Our biggest detractor for the year was Ameriprise, a financial planning and insurance services company. With the slowdown in the technology sector, contract manufacturer Flextronics struggled as did corrugated box maker Packaging Corp. of America. Weakness in the housing and construction market weighed on industrial metals producer Freeport-McMoRan Copper & Gold, while Johnson Controls was hit by plummeting auto demand. The Fund outperformed six of the seven economic sectors.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2008

	ESTABLISHED VALUE Class A		ESTABLISHED VALUE Class R
INCEPTION DATE	5/5/00		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	–31.79%	–35.71%	–31.90%
Three Year	–2.31%	–4.22%	–2.43%
Five Year	4.47%	3.24%	4.31%
Ten Year	N/A	N/A	5.75%
Since Inception	4.89%	4.16%	10.67%

Expense Ratios

Gross	1.13%	1.29%
Net	1.13%	1.29%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1Effective March 1, 2008, the Fund changed its benchmark index to the Russell MidCap Value Index. Victory Capital Management, the Fund's Investment Adviser, believes that the index better reflects the management style of the Fund, as the Fund focuses on the mid-cap value segment of the U.S. equity universe. This unmanaged Index is made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses or sales charges, is not representative of any specific fund or product and cannot be invested in directly.

2The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund (Class A Shares at net asset value) returned -43.6% for the year ended October 31, 2008. The Fund's benchmark, the Russell MidCap Index1, returned -40.7%. The Fund underperformed the benchmark by 2.9%.

During the year, the Fund held overweight positions in the Capital Goods, Basic Industries and Energy/Utilities sectors, while underweight in the Technology, Consumer Staples, Consumer Cyclical and Financial sectors. The Fund's philosophy of identifying investment themes resulted in capital allocations to companies engaged in the alternative energy, infrastructure and financial industries. However, as economic indicators indicated concerns over the possibility of an impending recession, we began to increase our conviction in a slowing economy theme.

The Fund's underperformance was generated in the latter part of the year as a result of the significant global slowdown and its impact on equity markets. A combination of overheated Energy and Commodities markets and a bad debt crisis at financial institutions saw a sharp and rapid correction in global equities. The problem was further compounded as access to credit markets was constrained as financial institutions sought to conserve capital. Consumer activity was also sharply curtailed as rising unemployment and inflationary concerns from high energy prices negatively impacted sentiment.

Unfavorable stock selection in the Capital Goods sector, particularly those with exposure to the alternative energy industry such as Sunpower, Suntech and Zoltek detracted from performance. Our holding in Textron was also impacted due to financial concerns. In the Basic Industry sector, our holdings in the Chemical industry, specifically Celanese and Hexcel were affected by the global slowdown. In Financials, our financial services holdings of Ameriprise Financial and Affiliated Managers Group fell, as capital adequacy issues and their exposure to equities reduced their appeal to investors.

On a positive note, the Fund's Technology and Consumer Cyclical holdings outperformed. In Technology, our holding of F5 Networks in Communication Services, benefited from strong demand for their products, while in Consumer Cyclicals, a conscious decision to underweight the sector combined with a strong relative performance from discount retailer TJX Co, led to sector outperformance. The highest positive contribution during the year came from our holding in Chesapeake Energy.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2008

	SPECIAL VALUE Class A		SPECIAL VALUE Class C		SPECIAL VALUE Class R	SPECIAL VALUE Class I
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–43.55%	–46.79%	–44.05%	–44.58%	–43.73%	–43.35%
Three Year	–6.31%	–8.14%	–7.14%	–7.14%	–6.61%	N/A
Five Year	3.24%	2.03%	2.37%	2.37%	2.92%	N/A
Ten Year	6.07%	5.44%	N/A	N/A	N/A	N/A
Since Inception	7.80%	7.38%	6.31%	6.31%	6.34%	–34.97%

Expense Ratios

Gross	1.17%	2.10%	1.55%	0.85%
Net	1.17%	2.10%	1.55%	0.85%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Small capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Historic may be the best way to describe the equity markets over the past 12 months which encompassed the fiscal year for the Fund. The period got underway with strong economic growth from emerging industrial nations like China, India and Brazil which propelled commodity prices higher leading to increased inflation concerns both here and abroad. But the continued drag from the U.S. housing downturn began to take a toll on an already weakened domestic economy. Difficulties from the subprime mortgage problems gave way to a global credit crisis which in turn led to the failure or subsequent government bailout of several well known financial firms. The result has been a sharp downturn in economic activity around the globe.

The investment backdrop has been challenging to say the least. But it must be noted that periods such as the current environment have offered long-term investors with some of the most attractive opportunities for generating above-average returns. The Fund's (Class A Shares at net asset value) -28.1% return again outperformed the benchmark Russell 2000 Value Index1 which returned -30.5% for the twelve months ended October 31, 2008.

The Fund's outperformance for the period was primarily driven by favorable stock selection while sector allocation proved to be a modest detractor from performance. Specifically, the portfolio was positively impacted by an overweight in the Energy sector which proved to be the best performing sector in the index. This was offset by a relative underweight in Financials which was also among the top performing sectors, as well as an overweight in Technology, one of the weakest sectors for the benchmark. The net result was a negative contribution from sector allocation. Fortunately, our bottom-up process emphasizes stock selection which positively impacted results for the Fund. The Fund's holdings in Consumer Staples, Basic Materials and Consumer Cyclicals outperformed those of the index by a wide margin during the fiscal year while our positions in Energy lagged the index. The remaining group holdings performed generally inline with benchmark sectors.

Top contributors for the Fund included stocks from the Consumer Staples sector like private label OTC drug maker Perrigo, healthcare products maker Steris, as well as restaurants CEC Entertainment and Panera Bread. Other standouts included holdings from the transportation industry like rail operator Genesee & Wyoming along with the trucking companies of Old Dominion Freight, Celadon and Arkansas Best. Not surprisingly, the largest detractors from performance came primarily from the Technology and Consumer Cyclical sectors. In technology, the semiconductor related holdings of Orbotech, Mattson Technology and Fairchild Semiconductor were a considerable drag on returns. The auto and truck areas of the Consumer Cyclicals were also weak including Group 1 Automotive, Commercial Vehicle Group and Gentex.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2008

	SM CO OPP		SM CO OPP	SM CO OPP
	Class A		Class R	Class I
INCEPTION DATE	3/26/99		8/16/83	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	–28.13%	–32.25%	–28.21%	–27.83%
Three Year	–2.66%	–4.57%	–2.88%	N/A
Five Year	4.84%	3.60%	4.59%	N/A
Ten Year	N/A	N/A	5.68%	N/A
Since Inception	7.00%	6.35%	8.57%	–24.09%

Expense Ratios

Gross	1.50%	1.61%	1.05%
Net	1.50%	1.61%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of expenses or sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Focused Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid-sized companies may lose market share or profits to a greater extent than larger, established companies acquired by the Fund and tend to experience more volatility than their domestic counterparts in parts because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange currency or restrict the delivery of securities. The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

Commentary

The equity markets and the Fund had their most difficult year since 2002. As the financial crisis that began in August 2007 gained momentum, sentiment for most of the year was overwhelmingly negative. With several high-profile firms forced to declare bankruptcy, taken into government conservatorship or left with no option but to sell at virtually no value to existing shareholders, violent and relentless market volatility accelerated throughout the year and was most pronounced in September and October. Exacerbating the volatility and sell-off were hedge funds de-levering as prime brokers pulled lines of credit and redemption requests dramatically increased and other investors indiscriminately sold equities in favor of the relative safety of government-issued securities. As a result, central banks throughout the world injected massive amounts of liquidity into the global financial system to avert a global meltdown. The Federal Reserve along with the U.S. Treasury Department worked feverishly to restore confidence in the banking system and stabilize reeling credit markets through the Troubled Asset Relief Plan (TARP).

The Fund (Class A Shares at net asset value) returned -40.8% and its benchmark Index, Russell 1000 Growth Index1, returned -37.0%. Virtually every sector in the Portfolio's benchmark showed a negative return for the fiscal year ended October 31, 2008. Hardest-hit in the Fund and its benchmark were the Financial Services and Consumer Discretionary sectors, although recent demand destruction led to lower commodity prices and investor fears of slowing global economic growth weighed on Energy and Commodity sectors since the end of June. Not surprisingly, healthcare companies were among the best performers in the Fund as they are generally viewed as defensive but also consistently reported results that met or exceeded expectations. Celgene and Gilead Sciences are prime examples and are two of the biggest holdings in the Fund. The biggest detractors for the year were CME Group, Goldman Sachs and National Oilwell Varco. All three remain in the Fund as we believe their long tem prospects belie their current valuation.

The equity markets have declined approximately 45% since achieving their peak in October 2007 for well documented reasons. As we look ahead to 2009, we believe the opportunity created by financial market dislocations, slowing economic growth and a recession are compelling. Government officials, regulators and companies are taking the necessary steps to avoid a drawn out recession and valuations reflect a long list of challenges. We believe keeping the Fund invested in companies with definable advantages, strong and consistent earnings growth, healthy financials and capable management teams will allow the portfolio to traverse the bumps in the road, yet stay well positioned for a resurgent economy.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Focused Growth Fund (continued)

Average Annual Return

Year Ended October 31. 2008

	FOCUSED GROWTH Class A		FOCUSED GROWTH Class C		FOCUSED GROWTH Class R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	–40.77%	–44.16%	–41.24%	–41.83%	–40.96%
Three Year	–5.55%	–7.40%	–6.25%	–6.25%	–5.80%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	–0.10%	–1.32%	–0.86%	–0.86%	–0.35%

Expense Ratios

Gross	1.75%	3.64%	4.78%
Net	1.40%	2.10%	1.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Focused Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bond funds will tend to experience smaller fluctuation in price than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2008, the Fund (Class A Shares at net asset value) returned -24.9% versus -27.3% for the Lipper Balanced Fund Index1 and -36.1% for the S&P 500 Index2. Two tactical asset allocation changes occurred during the fiscal year. During March 2008, fixed income was reduced with the proceeds going to cash. Then in mid-October 2008, equities were modestly increased and cash reduced, as declines in the equity markets reached five-year lows.

Fixed Income: The fixed income markets were volatile and illiquid over the entire year, starting with the collapse of the subprime market, which accelerated in the fourth quarter of 2007 and ending with a massive credit crunch during September and October of 2008. This credit crunch resulted in massive government injections into financial companies and markets, unprecedented bankruptcies and forced mergers. We had been cautious on credit given the historically low level of corporate bankruptcies, the prospect for slowing corporate earnings and the potential for higher corporate leverage. This served us well throughout the year as corporate bond spreads widened to historically wide levels versus Treasuries. We avoided nearly all of the companies that had negative headlines and our lower weighting to financial companies was positive for performance. Our fixed income underperformance, however, resulted from our positions in Non-Agency Mortgage-Backed Securities (MBS). These bonds, backed by prime borrowers, suffered significant pricing pressure as falling home prices and rising mortgage default rates caused investors to flee the sector. This pull-back in market participation resulted in significant market illiquidity and dramatically lower valuations throughout the year. While the pace of pricing markdowns has slowed, they caused the vast majority of our negative performance. We continue to stress test our Non-Agency MBS securities using severe assumptions and we firmly believe that current pricing understates the intrinsic value of the securities.

Equities: Weakness prevailed in fiscal 2008, with a broad-based decline in equities that accelerated in intensity to close the year. Financials were the worst performing sector, in a year that undoubtedly will be remembered in history with the failure of Lehman Brothers, the rescue of American International Group, and the announcement of a massive $700 billion stimulus plan. Capital Goods' securities also declined significantly, as the "global decoupling" theory was refuted and economic weakness in the US spread to Europe and emerging markets. The equity segment outperformed in five of the seven sectors, most notably in the Consumer Staples and Consumer Cyclicals sectors. The largest detractor from performance was the Basic Industry sector.

Top performing holdings were Amgen, Apple, Genentech, and Wells Fargo. Amgen rebounded from a difficult 2007 on the heels of favorable data in a Phase III trial of its potential blockbuster osteoporosis treatment Denosumab. Apple declined during the fiscal year, but incremental trading around the position (buying on weakness, selling on strength), boosted performance for the Fund. Genentech appreciated after Roche offered to purchase the 45% of shares it does not own at a premium, and Wells Fargo was perceived as a relatively "safe haven" within the Financial sector. Detractors to performance were Schlumberger, Halliburton, and Alcoa, as the sell-off in commodity prices late in the fiscal year resulted in a sell-off in companies with leverage to the lower prices.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31,2008

	BALANCED Class A		BALANCED Class C		BALANCED Class R	BALANCED Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–24.92%	–29.24%	–25.61%	–26.26%	–25.31%	–24.70%
Three Year	–1.00%	–2.95%	–1.91%	–1.91%	–1.50%	N/A
Five Year	2.39%	1.18%	1.58%	1.58%	1.96%	N/A
Ten Year	2.36%	1.76%	N/A	N/A	N/A	N/A
Since Inception	5.98%	5.56%	3.42%	3.42%	0.99%	–18.08%

Expense Ratios

Gross	1.16%	3.88%	1.74%	0.83%
Net	1.16%	2.00%	1.60%	0.80%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment-grade securities but carry a higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grad securities. Bond funds fluctuate in price, especially longer-term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Fund underperformed the Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index1 for the fiscal year ended October 31, 2008, returning -36.3% versus -29.7% for the Index. The S&P 500 Index2 returned -36.1% for the same period. Over the past 12 months, the convertible market was negatively impacted by a number of factors including declining stock prices, severe widening of spreads, and indiscriminate selling by convertible hedge funds needing to meet redemptions. These factors lead to abnormally wide price fluctuations in the convertible market.

Our largest sector, Financials, had the biggest negative impact on Fund performance. The previously mentioned market conditions were compounded by the fact that financial corporations used the convertible market to raise tier one capital during late 2007 and early 2008. The result was that at its peak the financial sector comprised approximately 50% of the Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index. While the Fund was underweighted in the Financial sector, the demise of Lehman Brothers, American International Group, and Fannie Mae and the poor performance of many other financial converts impacted the Fund as well as the performance of the benchmark. The severity of the drop in the Financial sector negatively impacted performance of investment grade securities during an environment in which one would have expected high credit quality convertibles and our Fund to perform relatively well.

Energy and other commodity related convertibles had the second largest impact on the Fund's performance. The global slow down that started mid-year lead to a dramatic sell off in commodity prices, which adversely impacted the holdings within the Energy, Basic Industries, and Capital Goods sectors. These overweighted sectors hurt relative performance.

We continue to structure our portfolios with approximately 1/3 of the holdings in equity sensitive, high delta convertibles, 1/3 in total return, middle of the road convertibles and 1/3 in defensive, fixed income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2007

	CONVERTIBLE FUND Class A		CONVERTIBLE FUND Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	–36.34%	–37.61%	–36.17%
Three Year	–7.61%	–8.22%	N/A
Five Year	–2.47%	–2.85%	N/A
Ten Year	1.68%	1.48%	N/A
Since Inception	6.38%	6.28%	–29.35%

Expense Ratios

Gross	1.24%	1.08%
Net	1.24%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index invests primarily in traditional convertible bond, zero, preferred or trust preferred (no mandatory conversion preferred) with an average rating of BBB- or higher. An investor cannot invest directly in an index. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest in an index directly.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. The index does not include the effect of expenses or sales charges, and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Fund

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2008, the Fund (Class A Shares at net asset value) had a total return of -7.3% versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index, formerly the Lehman Brothers Aggregate Bond Index1, which had a total return of 0.3%. The fixed income markets were volatile and illiquid over the entire year, starting with the collapse of the subprime market which accelerated in the 4th quarter of 2007 and ending with a massive credit crunch during September and October of 2008. This credit crunch resulted in massive government injections into financial companies and markets, unprecedented bankruptcies and forced mergers. We have been cautious on credit given the historically low level of corporate bankruptcies, the prospect for slowing corporate earnings and the potential for higher corporate leverage. This served us well throughout the year as corporate bond spreads widened to historically wide levels versus Treasuries. We avoided nearly all of the companies that had negative headlines and our lower weighting to financial companies was positive for performance. Our portfolio underperformance, however, resulted from our positions in Non-Agency Mortgage-Backed Securities. These bonds, backed by prime borrowers, suffered significant pricing pressure as falling home prices and rising mortgage default rates caused investors to flee the sector. This pull-back in market participation resulted in significant market illiquidity and dramatically lower valuations throughout the year. While the pace of pricing markdowns has slowed, they caused the vast majority of our negative performance relative to our benchmark index. We continue to stress test our Non-Agency MBS securities using severe assumptions and we firmly believe that current pricing understates the intrinsic value of the securities.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Fund (continued)

Average Annual Return

Year Ended October 31, 2008

	CORE BOND Class A		CORE BOND Class I
INCEPTION DATE	12/10/93		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	–7.34%	–9.17%	–7.11%
Three Year	0.54%	–0.13%	N/A
Five Year	0.89%	0.49%	N/A
Ten Year	3.21%	3.00%	N/A
Since Inception	4.04%	3.90%	–4.93%

Expense Ratios

Gross	0.96%	0.71%
Net	0.80%	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Core Bond Fund — Growth of $10,000

1The Barclays Capital U.S. Aggregate Bond Index, formerly the Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of expenses or sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2008, the Fund (Class A shares at net asset value) had a total return of 3.7%. Its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, formerly the Lehman Brothers 1-5 Year U.S. Government Bond Index1 had a total return of 7.2%.

The market shifted focus from the dismal U.S. housing market as inflation concerns took center stage in the second quarter. Breaking the trend of the last three quarters, all spread products (Agencies, corporates, ABS, MBS and CMBS) were able to post positive excess returns versus Treasuries. The U.S. Treasury curve reacted accordingly with prices falling. During the second quarter liquidity improved ever so slightly in spread product, but by quarter end optimism and nascent liquidity evaporated. Stocks continued their plunge with the Dow down 866 for the quarter. Supply concerns in the short end kept two year Treasury prices depressed. At quarter end, the two year Treasury note yielded 2.62% — 1.03% higher than the beginning of the quarter. The environment was a tail wind for our strategy favoring income over total return.

Our focus has been to deliver a high and reliable income stream to our shareholders, consistent with the preservation of shareholder's capital. Class A shareholders received on average 5.5 to 6 cents per share each month over the past year (at net asset value.) This translated to more than a 6% dividend yield and is consistent with the dividend that shareholders have received for the past ten years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ended October 31, 2008

	FUND FOR INCOME Class A		FUND FOR INCOME Class C		FUND FOR INCOME Class R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	3.73%	1.61%	2.82%	1.85%	3.57%
Three Year	4.32%	3.63%	3.47%	3.47%	4.28%
Five Year	3.32%	2.91%	2.56%	2.56%	3.26%
Ten Year	N/A	N/A	N/A	N/A	4.32%
Since Inception	4.42%	4.20%	2.76%	2.76%	6.40%

Expense Ratios

Gross	0.98%	1.81%	1.01%
Net	0.98%	1.81%	1.01%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index, formerly the Lehman Brothers 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The Index does not include the effect of expenses or sales charges and is not representative of the fund. It is not possible to invest directly in an index.

Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Municipal bond returns were mixed for the last 12 month period ended October 31, 2008, as measured by the Barclays Capital U.S. Municipal Bond Indices, formerly the Lehman Brothers Municipal Bond Indices, depending on what part of the curve one was invested in and also what kind of credit quality. The Barclays Capital U.S. Municipal Bond Index1, formerly the Lehman Brothers Municipal Bond Index1 posted a total return of -3.3%. A few of the shorter maturities posted positive returns, but the long end was hit the hardest as the Barclays Capital U.S. Long Bond Municipal Index, formerly the Lehman Brothers Long Bond Municipal Index2 posted a -13.8% return. Most of the damage on the long end was done during the last three months of the period.

The last 12 months saw extreme volatility in the municipal bond market as well as many other unprecedented events. In late 2007, the rating agencies came out and said that the AAA ratings of many bond insurers, such as AMBAC, MBIA and FGIC, were in jeopardy and were under review for possible downgrade. In the beginning, there seemed to be a sense of denial from some of the insurers as they tried to reassure the market that they had plenty of reserves to handle any losses on their portfolio. The main source of the stress was not coming from municipal bonds which they had insured, but rather various forms of insurance they had placed on housing related instruments such as sub prime mortgages and home equity loans. The dam broke in the first quarter of 2008 as some of the insurers lost their AAA rating. This caused great distress in the municipal market in February and ratios of municipals yields to Treasury yields set new records as municipals cheapened versus treasuries. February 2008 was also the month that was the beginning of the end of the municipal auction rate market as these securities that were sold to many investors as cash equivalents became illiquid in some cases as the municipals dealers ceased supporting the auctions and many of the auctions failed.

The second wave of the crisis in municipals came in September of 2008 as the muni market "froze up" along with various other fixed income securities. For three weeks during September and October, almost no new issues were brought to the market for pricing as there was huge price pressure put on municipals bonds as there were forced sellers in the leveraged market and the painful process of de-leveraging took place.

For the fiscal period ended October 31, 2008 the Fund (Class A Shares at net asset value) returned -0.7% while its benchmark index, the Barclays Capital U.S. 7 Year Municipal Bond Index, formerly the Lehman Brothers 7 Year Municipal Bond Index3 returned 1.9%. We continue to focus our management on looking for high quality bonds which we feel are cheaply priced versus the rest of the market and represent good long term value for the Fund. The Fund's policy of buying only bonds that are rated "A" or better at time of purchase (or if non rated have similar credit quality to "A" rated bonds) has helped it avoid the meltdowns seen by some high yield funds.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2008

	NATIONAL MUNI Class A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	–0.65%	–2.64%
Three Year	2.34%	1.65%
Five Year	2.55%	2.13%
Ten Year	4.10%	3.89%
Since Inception	4.85%	4.71%

Expense Ratios

Gross	1.06%
Net	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of the municipal bond market. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

2The Barclays Capital U.S. Long Bond Municipal Index, formerly the Lehman Brothers Long Bond Municipal Index is an unmanaged index comprised of investment grade municipal bonds with maturities greater than 22 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

3The Barclays Capital U.S. 7-Year Municipal Bond Index, formerly the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Municipal bond returns were mixed for the last 12 month period ended October 31, 2008, as measured by the Barclays Capital U.S. Municipal Bond Indices, formerly the Lehman Brothers Municipal Bond Indices, depending on what part of the curve one was invested in and also what kind of credit quality. The Barclays Capital U.S. Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index1 posted a total return of -3.3%. A few of the shorter maturities posted positive returns, but the long end was hit the hardest as the Barclays Capital U.S. Municipal Long Bond Index, formerly the Lehman Brothers Municipal Long Bond Index2 posted a -13.8% return. Most of the damage on the long end was done during the last three months of the period.

The last 12 months saw extreme volatility in the municipal band market as well as many other unprecedented events. In late 2007, the rating agencies came out and said that the AAA ratings of many bond insurers, such as AMBAC, MBIA and FGIC, were in jeopardy and were under review for possible downgrade. In the beginning, there seemed to be a sense of denial from some of the insurers as they tried to reassure the market that they had plenty of reserves to handle any losses on their portfolio. The main source of the stress was not coming from municipal bonds which they had insured, but rather various forms of insurance they had placed on housing related instruments such as sub prime mortgages and home equity loans. The dam broke in the first quarter of 2008 as some of the insurers lost their AAA rating. This caused great distress in the municipal market in February and ratios of municipals yields to Treasury yields set new records as municipals cheapened versus treasuries. February 2008 was also the month that was the beginning of the end of the municipal auction rate market as these securities that were sold to many investors as cash equivalents became illiquid in some cases as the municipals dealers ceased supporting the auctions and many of the auctions failed.

The second wave of the crisis in municipals came in September of 2008 as the muni market "froze up" along with various other fixed income securities. For three weeks during September and October, almost no new issues were brought to the market for pricing as there was huge price pressure put on municipals bonds as there were forced sellers in the leveraged market and the painful process of de- leveraging took place.

A high percentage of pre refunded bonds helped the fund as credit spreads widening on riskier bonds with lower ratings. For the fiscal year ended October 31, 2008, the Fund (Class A Shares at net asset value) returned 0.2% while its benchmark index, the Barclays Capital U.S. 7 Year Municipal Bond Index, formerly the Lehman Brothers 7 Year Municipal Bond Index returned 1.9%.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2008

	OHIO MUNI Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	0.17%	–1.86%
Three Year	2.42%	1.73%
Five Year	2.40%	1.98%
Ten Year	3.65%	3.44%
Since Inception	5.56%	5.44%

Expense Ratios

Gross	1.04%
Net	1.04%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2008. Additional information pertaining to the Fund's expense ratio as of October 31, 2008 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers/reimbursements of fees for various periods since inception. Without such fee waivers/reimbursements, the total returns would have been lower. Some fee waivers/reimbursements are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U. S. Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of the municipal bond market. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

2The Barclays Capital U.S. Long Bond Municipal Index, formerly the Lehman Brothers Long Bond Municipal Index is an unmanaged index comprised of investment grade municipal bonds with maturities greater than 22 years. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

3The Barclays Capital U.S. 7-Year Municipal Bond Index, formerly the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of expenses or sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.0%)
General Electric Co., 0.20% (a), 11/3/08	$2,734	$2,734
Total Commercial Paper (Amortized Cost $2,734)		2,734
Common Stocks (99.4%)
Agricultural Operations (2.2%):
Archer-Daniels-Midland Co.	138,000	2,861
Aluminum (0.2%):
Alcoa, Inc.	22,000	253
Automotive Parts (0.5%):
BorgWarner, Inc.	14,000	314
Eaton Corp.	8,000	357
		671
Banks (11.1%):
Bank of America Corp. (b)	163,000	3,939
JPMorgan Chase & Co.	127,000	5,239
National City Corp.	110,000	297
U.S. Bancorp	54,000	1,610
Wells Fargo & Co.	101,000	3,439
		14,524
Biotechnology (0.7%):
Amgen, Inc. (c)	15,000	898
Chemicals (1.3%):
Celanese Corp., Series A	24,000	333
Dow Chemical Co.	53,000	1,413
		1,746
Computers & Peripherals (0.2%):
Sun Microsystems, Inc. (c)	72,000	331
Cosmetics & Toiletries (1.0%):
Procter & Gamble Co.	20,000	1,291
Electronics (5.0%):
General Electric Co.	301,000	5,872
Johnson Controls, Inc.	41,000	727
		6,599
Engineering (1.5%):
KBR, Inc.	133,000	1,974
Financial Services (6.3%):
Ameriprise Financial, Inc.	37,000	799
Citigroup, Inc.	247,000	3,372
Goldman Sachs Group, Inc.	24,900	2,303
Legg Mason, Inc.	18,500	410
Morgan Stanley (b)	78,000	1,363
		8,247

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Distributors, Supermarkets & Wholesalers (0.4%):
SUPERVALU, Inc.	34,000	$484
Food Processing & Packaging (2.3%):
H.J. Heinz Co. (b)	41,000	1,796
Kraft Foods, Inc., Class A	41,000	1,195
		2,991
Heavy Machinery (0.5%):
Deere & Co.	9,000	347
Terex Corp. (c)	20,000	334
		681
Home Builders (0.4%):
Lennar Corp., Class A	64,000	495
Insurance (4.8%):
ACE Ltd.	22,000	1,262
Aetna, Inc.	33,000	821
Chubb Corp.	20,000	1,036
Principal Financial Group	20,000	380
Progressive Corp. (b)	102,000	1,455
The Travelers Cos., Inc.	32,000	1,362
		6,316
Manufacturing — Diversified (1.6%):
Parker Hannifin Corp.	56,000	2,171
Manufacturing — Miscellaneous (1.2%):
Trinity Industries, Inc.	92,000	1,553
Media (4.5%):
News Corp., Class A	270,000	2,873
Time Warner, Inc.	305,000	3,077
		5,950
Medical Services (1.6%):
UnitedHealth Group, Inc.	87,000	2,064
Minerals (1.3%):
BHP Billiton Ltd., ADR (b)	44,052	1,713
Mining (0.9%):
Barrick Gold Corp.	28,000	636
Goldcorp, Inc.	27,000	504
		1,140
Office Equipment & Supplies (0.2%):
Xerox Corp.	38,000	305
Oil & Gas Exploration-Production & Services (5.0%):
Apache Corp.	24,000	1,976
Devon Energy Corp.	27,000	2,183
Transocean, Inc. (b) (c)	29,000	2,388
		6,547

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oil Companies — Integrated (8.6%):
Chevron Corp.	57,000	$4,252
Exxon Mobil Corp.	95,000	7,042
		11,294
Oilfield Services & Equipment (5.0%):
BJ Services Co.	116,000	1,491
Halliburton Co.	116,000	2,296
National-Oilwell Varco, Inc. (c)	53,000	1,584
Weatherford International Ltd. (c)	73,000	1,232
		6,603
Pharmaceuticals (9.8%):
Eli Lilly & Co.	69,000	2,334
Johnson & Johnson	58,000	3,558
Merck & Co., Inc.	89,000	2,754
Pfizer, Inc.	238,000	4,215
		12,861
Publishing (0.2%):
R.R. Donnelley & Sons Co.	19,000	315
Real Estate Investment Trusts (0.3%):
ProLogis	27,000	378
Retail — Department Stores (0.9%):
Kohl's Corp. (c)	33,000	1,159
Retail — Specialty Stores (1.7%):
Best Buy Co., Inc.	44,000	1,180
Lowe's Cos., Inc.	49,000	1,063
		2,243
Semiconductors (0.2%):
Intersil Corp., Class A	24,000	329
Software & Computer Services (1.3%):
Microsoft Corp.	75,000	1,675
Steel (1.0%):
ArcelorMittal (b)	41,000	1,076
United States Steel Corp.	8,000	295
		1,371
Telecommunications — Services & Equipment (2.6%):
Motorola, Inc.	89,000	478
Nokia Corp., ADR	193,000	2,930
		3,408
Tobacco (1.5%):
Philip Morris International, Inc.	44,200	1,921
Utilities — Electric (4.2%):
Dominion Resources, Inc.	19,000	689
Dynegy, Inc., Class A (c)	82,000	299
Exelon Corp.	29,000	1,573

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Public Service Enterprise Group, Inc.	63,000	$1,773
Reliant Resources, Inc. (c)	88,000	462
Southern Co.	20,000	687
		5,483
Utilities — Telecommunications (6.7%):
AT&T, Inc.	199,000	5,327
Verizon Communications, Inc.	117,000	3,472
		8,799
Wire & Cable Products (0.7%):
Belden, Inc.	41,560	866
Total Common Stocks (Cost $163,199)		130,510
Short-Term Securities Held as Collateral for Securities Lending (4.9%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$6,375	6,375
Total Short-Term Securities Held as Collateral for Securities Lending (Amortized Cost $6,375)		6,375
Total Investments (Cost $172,308) — 106.3%		139,619
Liabilities in excess of other assets — (6.3)%		(8,301)
NET ASSETS — 100.0%		$131,318

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.8%)
General Electric Co., 0.20% (a), 11/3/08	$1,961	$1,961
Total Commercial Paper (Amortized Cost $1,961)		1,961
Common Stocks (93.2%)
Advertising (0.1%):
Interpublic Group of Cos., Inc. (b)	2,128	11
Omnicom Group, Inc.	1,424	42
		53
Aerospace/Defense (2.4%):
B.F. Goodrich Co.	559	20
Boeing Co.	3,306	173
General Dynamics Corp.	1,774	107
Honeywell International, Inc.	3,324	101
Lockheed Martin Corp.	1,487	126
Northrop Grumman Corp.	1,507	71
Raytheon Co., Class B	1,862	95
Rockwell Collins, Inc.	712	27
United Technologies Corp.	4,306	237
		957
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	2,877	60
Airlines (0.1%):
Southwest Airlines Co.	3,277	39
Aluminum (0.1%):
Alcoa, Inc.	3,632	42
Apparel & Footwear (0.4%):
Coach, Inc. (b)	1,504	31
Jones Apparel Group, Inc.	373	4
Liz Claiborne, Inc.	423	4
Nike, Inc., Class B	1,752	101
Polo Ralph Lauren Corp.	254	12
VF Corp.	389	21
		173
Audio & Video Products (0.0%):
Harman International Industries, Inc.	261	5
Automotive (0.2%):
AutoNation, Inc. (b)	481	3
Ford Motor Co. (b)	10,098	22
General Motors Corp.	2,528	15
PACCAR, Inc.	1,623	47
		87
Automotive Parts (0.2%):
Eaton Corp.	852	38
Genuine Parts Co.	723	28
		66

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (6.8%):
Bank of America Corp.	22,316	$539
Bank of New York Mellon Corp.	5,118	167
BB&T Corp.	2,454	88
Comerica, Inc.	672	19
Fifth Third Bancorp	2,579	28
First Horizon National Corp.	901	11
Huntington Bancshares, Inc.	1,635	15
JPMorgan Chase & Co.	15,348	633
KeyCorp (c)	2,209	27
M&T Bank Corp.	344	28
Marshall & Ilsley Corp.	1,159	21
National City Corp.	9,081	25
Northern Trust Corp.	987	56
PNC Financial Services Group, Inc.	1,547	103
Regions Financial Corp.	3,103	34
State Street Corp.	1,928	84
SunTrust Banks, Inc.	1,579	63
U.S. Bancorp	7,779	232
Wachovia Corp.	7,765	50
Wells Fargo & Co.	14,776	503
Zions Bancorporation	512	19
		2,745
Beverages (2.7%):
Anheuser-Busch Cos., Inc.	3,211	199
Brown-Forman Corp., Class B	438	20
Coca Cola Enterprises, Inc.	1,416	14
Coca-Cola Co.	8,877	391
Constellation Brands, Inc., Class A (b)	866	11
Dr Pepper Snapple Group, Inc. (b)	1,170	27
Molson Coors Brewing Co.	673	25
Pepsi Bottling Group, Inc.	610	14
PepsiCo, Inc.	6,991	399
		1,100
Biotechnology (1.6%):
Amgen, Inc. (b)	4,725	283
Applied Biosystems, Inc.	757	23
Biogen Idec, Inc. (b)	1,296	55
Genzyme Corp. (b)	1,200	88
Gilead Sciences, Inc. (b)	4,108	188
		637
Brokerage Services (0.8%):
Charles Schwab Corp.	4,166	80
Merrill Lynch & Co., Inc.	6,839	127
Thermo Fisher Scientific, Inc. (b)	1,871	76
Waters Corp. (b)	442	19
		302

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Building Materials (0.1%):
Masco Corp.	1,608	$16
Vulcan Materials Co.	490	27
		43
Building-Residential & Commercial (0.1%):
Centex Corp.	552	7
D.R. Horton, Inc.	1,230	9
KB Home	336	5
		21
Casino Services (0.1%):
International Game Technology	1,383	19
Chemicals (1.9%):
Air Products & Chemicals, Inc.	946	55
Ashland, Inc.	253	6
CF Industries Holdings, Inc.	252	16
Dow Chemical Co.	4,130	110
E.I. du Pont de Nemours and Co.	4,029	129
Eastman Chemical Co.	341	14
Hercules, Inc.	503	8
Monsanto Co.	2,456	218
PPG Industries, Inc.	733	36
Praxair, Inc.	1,407	92
Rohm & Haas Co.	553	39
Sigma-Aldrich Corp.	563	25
		748
Coal (0.2%):
Consol Energy, Inc.	818	25
Massey Energy Co.	378	9
Peabody Energy Corp.	1,214	42
		76
Commercial Services (0.3%):
Cintas Corp.	590	14
Convergys Corp. (b)	544	4
Ecolab, Inc.	784	29
Fidelity National Information Services, Inc.	847	13
Moody's Corp.	881	23
Paychex, Inc.	1,433	41
		124
Computers & Peripherals (5.3%):
Apple Computer, Inc. (b)	3,956	426
Cisco Systems, Inc. (b)	26,378	469
Computer Sciences Corp. (b)	676	20
Dell, Inc. (b)	7,783	95
EMC Corp. (b)	9,246	109
Hewlett-Packard Co.	10,936	419
International Business Machines Corp.	6,050	562
Lexmark International Group, Inc. (b)	393	10

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NetApp, Inc. (b)	1,462	$20
SanDisk Corp. (b)	1,005	9
Sun Microsystems, Inc. (b)	3,362	15
Teradata Corp. (b)	797	12
Unisys Corp. (b)	1,606	2
		2,168
Consumer Products (0.6%):
Clorox Co.	617	38
Colgate-Palmolive Co.	2,258	142
Fortune Brands, Inc.	669	25
Newell Rubbermaid, Inc.	1,237	17
		222
Containers & Packaging (0.1%):
Ball Corp.	432	15
Bemis, Inc.	445	11
Pactiv Corp. (b)	585	14
Sealed Air Corp.	706	12
		52
Cosmetics & Toiletries (2.6%):
Avon Products, Inc.	1,901	47
Estee Lauder Cos., Class A	513	18
International Flavors & Fragrances, Inc.	351	11
Kimberly-Clark Corp.	1,854	114
Procter & Gamble Co.	13,550	875
		1,065
Cruise Lines (0.1%):
Carnival Corp.	1,951	50
Data Processing (0.0%):
Total System Services, Inc.	883	12
Distribution/Wholesale (0.3%):
Costco Wholesale Corp.	1,941	111
Fastenal Co.	577	23
		134
E-Commerce & Services (0.2%):
Amazon.com, Inc. (b)	1,426	81
Monster Worldwide, Inc. (b)	554	8
		89
Electrical Equipment (0.3%):
Emerson Electric Co.	3,465	113
W.W. Grainger, Inc.	289	23
		136
Electronics (2.6%):
Amphenol Corp., Class A	828	24
General Electric Co.	44,423	867
Johnson Controls, Inc.	2,651	47
L-3 Communications Holdings, Inc.	542	44

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Millipore Corp. (b)	246	$13
Molex, Inc.	637	9
PerkinElmer, Inc.	534	9
Tyco Electronics Ltd.	2,109	41
		1,054
Engineering (0.1%):
Fluor Corp.	799	32
Jacobs Engineering Group, Inc. (b)	547	20
		52
Entertainment (0.5%):
The Walt Disney Co.	8,379	217
Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)	1,513	16
Waste Management, Inc.	2,190	68
		84
Financial & Insurance (0.0%):
MBIA, Inc.	873	9
Financial Services (3.3%):
American Express Co.	5,177	142
Ameriprise Financial, Inc.	969	21
Capital One Financial Corp.	1,678	66
CIT Group, Inc.	1,274	5
Citigroup, Inc.	24,316	332
CME Group, Inc.	300	85
Discover Financial Services	2,141	26
E*TRADE Financial Corp. (b)	2,399	4
Equifax, Inc.	573	15
Federated Investors, Inc., Class B	392	9
Goldman Sachs Group, Inc.	1,979	183
H&R Block, Inc.	1,465	29
IntercontinentalExchange, Inc. (b)	337	29
Janus Capital Group, Inc.	714	8
Legg Mason, Inc.	633	14
Marsh & McLennan Cos., Inc.	2,290	67
Mastercard, Inc., Class A	323	48
Morgan Stanley	4,952	87
NYSE Euronext	1,188	36
SLM Corp. (b)	2,087	22
T. Rowe Price Group, Inc.	1,155	46
The Nasdaq OMX Group, Inc. (b)	605	20
Western Union Co.	3,256	50
		1,344
Food Distributors, Supermarkets & Wholesalers (0.5%):
Kroger Co.	2,924	80
Safeway, Inc.	1,944	41
SUPERVALU, Inc.	948	14
Sysco Corp.	2,688	71
		206

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.5%):
Campbell Soup Co.	946	$36
ConAgra, Inc.	2,023	35
Dean Foods Co. (b)	680	15
General Mills, Inc.	1,501	102
H.J. Heinz Co.	1,395	61
Hershey Foods Corp.	740	28
Kellogg Co.	1,118	56
Kraft Foods, Inc., Class A	6,779	198
McCormick & Co., Inc.	576	19
Sara Lee Corp.	3,154	35
Tyson Foods, Inc., Class A	1,340	12
		597
Forest Products & Paper (0.2%):
International Paper Co.	1,909	33
MeadWestvaco Corp.	763	11
Weyerhaeuser Co.	943	36
		80
Health Care (1.0%):
Coventry Health Care, Inc. (b)	661	9
DaVita, Inc. (b)	466	27
Humana, Inc. (b)	754	22
McKesson Corp.	1,232	45
Medtronic, Inc.	5,038	203
WellPoint, Inc. (b)	2,283	89
		395
Heavy Machinery (0.5%):
Caterpillar, Inc.	2,718	104
Deere & Co.	1,907	74
Terex Corp. (b)	434	7
		185
Home Builders (0.0%):
Lennar Corp., Class A	631	5
Pulte Homes, Inc.	954	10
		15
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	1,852	8
Hotels & Motels (0.1%):
Marriott International, Inc., Class A	1,320	27
Starwood Hotels & Resorts Worldwide, Inc.	834	19
		46
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	718	12
Whirlpool Corp.	332	16
		28

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Insurance (2.3%):
Aetna, Inc.	2,106	$52
Aflac, Inc.	2,127	94
Allstate Corp.	2,418	64
American International Group, Inc.	12,007	23
Aon Corp.	1,240	53
Assurant, Inc.	530	14
Chubb Corp.	1,610	83
CIGNA Corp.	1,227	20
Cincinnati Financial Corp.	725	19
Genworth Financial, Inc., Class A	1,934	9
Hartford Financial Services Group, Inc.	1,345	14
Lincoln National Corp.	1,147	20
Loews Corp.	1,617	54
MetLife, Inc.	3,353	111
Principal Financial Group	1,157	22
Progressive Corp.	3,017	43
Prudential Financial, Inc.	1,907	57
The Travelers Cos., Inc.	2,638	112
Torchmark Corp.	390	16
UnumProvident Corp.	1,543	24
XL Capital Ltd., Class A	1,394	14
		918
Internet Business Services (1.5%):
Akamai Technologies, Inc. (b)	755	11
eBay, Inc. (b)	4,878	75
Expedia, Inc. (b)	934	9
Google, Inc., Class A (b)	1,067	383
Juniper Networks, Inc. (b)	2,427	46
Symantec Corp. (b)	3,747	47
VeriSign, Inc. (b)	863	18
		589
Internet Service Provider (0.2%):
Yahoo!, Inc. (b)	6,188	79
Investment Companies (0.2%):
American Capital Ltd.	924	13
Franklin Resources, Inc.	680	46
Invesco Ltd.	1,727	26
		85
Lodging (0.0%):
Wyndham Worldwide Corp.	792	6
Machine — Diversified (0.3%):
Cummins Engine, Inc.	905	23
Dover Corp.	839	26
Flowserve Corp.	504	29
Rockwell Automation, Inc.	650	18
The Manitowoc Co., Inc.	582	6
		102

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Manufacturing — Capital Goods (0.2%):
Cooper Industries Ltd.	777	$24
Illinois Tool Works, Inc.	1,786	60
		84
Manufacturing — Diversified (0.3%):
Ingersoll-Rand Co. Ltd., Class A	1,422	26
Leucadia National Corp.	790	21
Parker Hannifin Corp.	749	29
Tyco International Ltd.	2,120	54
		130
Manufacturing — Miscellaneous (0.8%):
3M Co.	3,121	201
Danaher Corp.	1,139	67
ITT Industries, Inc.	812	36
Pall Corp.	535	14
Textron, Inc.	1,110	20
		338
Media (0.8%):
News Corp., Class A	10,253	109
Scripps Networks Interactive, Class A	401	11
Time Warner, Inc.	15,999	162
Viacom, Inc., Class B (b)	2,773	56
		338
Medical Services (0.9%):
Express Scripts, Inc. (b)	1,101	67
Laboratory Corp. of America Holdings (b)	497	30
Medco Health Solutions, Inc. (b)	2,258	86
Quest Diagnostics, Inc.	706	33
UnitedHealth Group, Inc.	5,437	129
		345
Medical Supplies (1.7%):
Baxter International, Inc.	2,803	170
Becton Dickinson & Co.	1,088	75
Boston Scientific Corp. (b)	6,701	61
C.R. Bard, Inc.	444	39
Covidien Ltd.	2,241	99
Intuitive Surgical, Inc. (b)	173	30
Patterson Cos., Inc. (b)	407	10
St. Jude Medical, Inc. (b)	1,526	58
Stryker Corp.	1,105	59
Varian Medical Systems, Inc. (b)	558	25
Zimmer Holdings, Inc. (b)	1,006	47
		673
Medical — Information Systems (0.0%):
IMS Health, Inc.	812	12
Mining (0.1%):
Newmont Mining Corp.	2,039	54

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Motorcycles (0.1%):
Harley-Davidson, Inc.	1,051	$26
Newspapers (0.0%):
Gannett Co., Inc.	1,019	11
New York Times Co., Class A	520	5
		16
Office Equipment & Supplies (0.3%):
Avery Dennison Corp.	476	17
Pitney Bowes, Inc.	928	23
Staples, Inc.	3,175	62
Xerox Corp.	3,895	31
		133
Oil & Gas Exploration — Production & Services (2.4%):
Anadarko Petroleum Corp.	2,092	74
Apache Corp.	1,493	123
Cabot Oil & Gas Corp.	462	13
Chesapeake Energy Corp.	2,328	51
Devon Energy Corp.	1,973	159
ENSCO International, Inc.	640	24
EOG Resources, Inc.	1,111	90
Murphy Oil Corp.	850	43
Nabors Industries Ltd. (b)	1,251	18
Noble Corp.	1,202	39
Noble Energy, Inc.	771	40
Pioneer Natural Resources Co.	561	16
Range Resources Corp.	693	29
Rowan Cos., Inc.	505	9
Southwestern Energy Co. (b)	1,532	55
Transocean, Inc. (b)	1,425	117
XTO Energy, Inc.	2,453	88
		988
Oil Companies — Integrated (7.7%):
Chevron Corp.	9,174	684
ConocoPhillips	6,787	353
Exxon Mobil Corp.	23,194	1,719
Hess Corp.	1,264	76
Marathon Oil Corp.	3,151	92
Occidental Petroleum Corp.	3,649	203
		3,127
Oil Marketing & Refining (0.2%):
Sunoco, Inc.	522	16
Tesoro Corp.	616	6
Valero Energy Corp.	2,336	48
		70
Oilfield Services & Equipment (1.4%):
Baker Hughes, Inc.	1,376	48
BJ Services Co.	1,314	17

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cameron International Corp. (b)	972	$24
Halliburton Co.	3,916	77
National-Oilwell Varco, Inc. (b)	1,864	56
Schlumberger Ltd.	5,357	277
Smith International, Inc.	965	33
Weatherford International Ltd. (b)	3,039	51
		583
Paint, Varnishes & Enamels (0.1%):
Sherwin-Williams Co.	441	25
Pharmaceuticals (7.4%):
Abbott Laboratories	6,884	380
Allergan, Inc.	1,373	54
AmerisourceBergen Corp.	708	22
Barr Pharmaceuticals, Inc. (b)	486	31
Bristol-Myers Squibb Co.	8,840	182
Cardinal Health, Inc.	1,604	61
Celgene Corp. (b)	2,031	130
Eli Lilly & Co.	4,468	151
Forest Laboratories, Inc. (b)	1,361	32
Hospira, Inc. (b)	712	20
Johnson & Johnson	12,480	765
King Pharmaceuticals, Inc. (b)	1,101	10
Merck & Co., Inc.	9,567	296
Mylan Laboratories, Inc. (b)	1,360	12
Pfizer, Inc.	30,102	533
Schering-Plough Corp.	7,259	105
Watson Pharmaceuticals, Inc. (b)	466	12
Wyeth	5,954	192
		2,988
Photography (0.0%):
Eastman Kodak Co.	1,287	12
Pipelines (0.4%):
El Paso Corp.	3,131	30
Questar Corp.	774	27
Spectra Energy Corp.	2,746	53
Williams Cos., Inc.	2,573	54
		164
Primary Metal & Mineral Production (0.1%):
Freeport-McMoRan Copper & Gold, Inc., Class B	1,715	50
Titanium Metals Corp.	380	3
		53
Publishing (0.2%):
McGraw-Hill Cos., Inc.	1,418	38
Meredith Corp.	162	3
R.R. Donnelley & Sons Co.	938	16
The Washington Post Co., Class B	27	11
		68

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Radio & Television (0.5%):
Comcast Corp., Class A	13,031	$205
Railroads (1.1%):
Burlington Northern Santa Fe Corp.	1,261	112
CSX Corp.	1,820	83
Norfolk Southern Corp.	1,675	101
Union Pacific Corp.	2,274	152
		448
Real Estate Investment Trusts (1.0%):
Apartment Investment & Management Co., Class A	382	6
AvalonBay Communities, Inc.	344	24
Boston Properties, Inc.	535	38
Developers Diversified Realty Corp.	537	7
Equity Residential Properties Trust	1,210	42
General Growth Properties, Inc.	1,016	4
HCP, Inc.	1,124	34
Host Hotels & Resorts, Inc.	2,320	24
Kimco Realty Corp.	1,014	23
Plum Creek Timber Co., Inc.	764	29
ProLogis	1,172	16
Public Storage, Inc.	559	46
Simon Property Group, Inc.	1,005	67
Vornado Realty Trust	612	43
		403
Real Estate Services (0.0%):
CB Richard Ellis Group, Inc., Class A (b)	768	5
Restaurants (1.0%):
Darden Restaurants, Inc.	627	14
McDonald's Corp.	5,022	291
Starbucks Corp. (b)	3,262	43
Yum! Brands, Inc.	2,093	60
		408
Retail (0.3%):
Target Corp.	3,370	135
Retail — Apparel/Shoe (0.1%):
Abercrombie & Fitch Co., Class A	389	12
Gap, Inc.	2,097	27
Limited Brands, Inc.	1,274	15
		54
Retail — Department Stores (0.3%):
J.C. Penney Co., Inc.	992	24
Kohl's Corp. (b)	1,360	48
Macy's, Inc.	1,878	23
Nordstrom, Inc.	712	13
Sears Holdings Corp. (b)	254	14
		122

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail — Discount (1.6%):
Big Lots, Inc. (b)	366	$9
Family Dollar Stores, Inc.	624	17
TJX Cos., Inc.	1,873	50
Wal-Mart Stores, Inc.	10,013	559
		635
Retail — Drug Stores (0.8%):
CVS Caremark Corp.	6,409	196
Walgreen Co.	4,420	113
		309
Retail — Food (0.0%):
Whole Foods Market, Inc.	626	7
Retail — Specialty Stores (1.1%):
AutoZone, Inc. (b)	187	24
Bed Bath & Beyond, Inc. (b)	1,163	30
Best Buy Co., Inc.	1,508	41
GameStop Corp., Class A (b)	729	20
Lowe's Cos., Inc.	6,545	142
Office Depot, Inc. (b)	1,228	4
RadioShack Corp.	586	7
The Home Depot, Inc.	7,584	179
Tiffany & Co.	554	15
		462
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (b)	1,077	10
Savings & Loans (0.1%):
Hudson City Bancorp, Inc.	2,321	44
Sovereign Bancorp, Inc. (b)	2,427	7
		51
Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)	474	33
Semiconductors (2.2%):
Advanced Micro Devices, Inc. (b)	2,711	9
Altera Corp.	1,343	23
Analog Devices, Inc.	1,297	28
Applied Materials, Inc.	5,991	77
Broadcom Corp., Class A (b)	1,971	34
Intel Corp.	25,105	402
JDS Uniphase Corp. (b)	957	5
KLA-Tencor Corp.	774	18
Linear Technology Corp.	989	22
LSI Logic Corp. (b)	2,874	11
MEMC Electronic Materials, Inc. (b)	1,009	19
Microchip Technology, Inc.	822	20
Micron Technology, Inc. (b)	3,398	16
National Semiconductor Corp.	871	11
Novellus Systems, Inc. (b)	443	7
NVIDIA Corp. (b)	2,485	22

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
QLogic Corp. (b)	586	$7
Teradyne, Inc. (b)	754	4
Texas Instruments, Inc.	5,854	115
Xilinx, Inc.	1,234	23
		873
Software & Computer Services (3.7%):
Adobe Systems, Inc. (b)	2,369	63
Affiliated Computer Services, Inc., Class A (b)	434	18
Autodesk, Inc. (b)	1,005	22
Automatic Data Processing, Inc.	2,272	79
BMC Software, Inc. (b)	849	22
CA, Inc.	1,759	31
Citrix Systems, Inc. (b)	814	21
Cognizant Technology Solutions Corp., Class A (b)	1,302	25
Compuware Corp. (b)	1,138	7
Electronic Arts, Inc. (b)	1,424	33
Fiserv, Inc. (b)	733	25
Intuit, Inc. (b)	1,433	36
Microsoft Corp.	35,063	783
Novell, Inc. (b)	1,542	7
Oracle Corp. (b)	17,498	320
Salesforce.com, Inc. (b)	465	14
		1,506
Staffing (0.0%):
Robert Half International, Inc.	696	13
Steel (0.3%):
AK Steel Holding Corp.	501	7
Allegheny Technologies, Inc.	448	12
Nucor Corp.	1,414	57
Precision Castparts Corp.	622	40
United States Steel Corp.	525	20
		136
Telecommunications (0.1%):
Ciena Corp. (b)	403	4
Frontier Communications Corp.	1,411	11
Qwest Communications International, Inc.	6,628	19
		34
Telecommunications — Services & Equipment (1.4%):
Agilent Technologies, Inc. (b)	1,597	35
American Tower Corp., Class A (b)	1,759	57
Corning, Inc.	7,046	76
Embarq Corp.	636	19
Harris Corp.	599	22
Jabil Circuit, Inc.	938	8
Motorola, Inc.	10,116	54
QUALCOMM, Inc.	7,328	280
Tellabs, Inc. (b)	1,775	8
		559

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Television (0.2%):
CBS Corp., Class B	3,036	$30
The DIRECTV Group, Inc. (b)	2,578	56
		86
Tobacco (1.8%):
Altria Group, Inc.	9,198	176
Lorillard, Inc.	777	51
Philip Morris International, Inc.	9,204	400
Reynolds American, Inc.	759	37
UST, Inc.	659	45
		709
Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.	268	14
Snap-on, Inc.	256	9
Stanley Works	351	12
		35
Toys (0.1%):
Hasbro, Inc.	561	16
Mattel, Inc.	1,610	24
		40
Transportation Services (1.0%):
C.H. Robinson Worldwide, Inc.	759	39
Expeditors International of Washington, Inc.	951	31
FedEx Corp.	1,390	91
United Parcel Service, Inc., Class B	4,502	238
		399
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	252	10
Utilities — Electric (3.4%):
AES Corp. (b)	3,004	24
Allegheny Energy, Inc.	754	23
Ameren Corp.	939	30
American Electric Power Co.	1,796	59
CenterPoint Energy, Inc.	1,526	18
CMS Energy Corp.	1,006	10
Consolidated Edison Co. of New York, Inc.	1,220	53
Constellation Energy Group, Inc.	796	19
Dominion Resources, Inc.	2,590	94
DTE Energy Co.	728	26
Duke Energy Corp.	5,648	92
Dynegy, Inc., Class A (b)	2,258	8
Edison International	1,455	52
Entergy Corp.	855	67
Exelon Corp.	2,935	159
FirstEnergy Corp.	1,361	71
FPL Group, Inc.	1,824	86
Integrys Energy Group, Inc.	341	16

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NiSource, Inc.	1,225	$16
Pepco Holdings, Inc.	901	19
PG&E Corp.	1,601	59
Pinnacle West Capital Corp.	450	14
PPL Corp.	1,672	55
Progress Energy, Inc.	1,170	46
Public Service Enterprise Group, Inc.	2,271	64
Southern Co.	3,439	118
TECO Energy, Inc.	950	11
Wisconsin Energy Corp.	517	22
Xcel Energy, Inc.	1,992	35
		1,366
Utilities — Natural Gas (0.1%):
NICOR, Inc.	202	9
Sempra Energy	1,100	47
		56
Utilities — Telecommunications (2.8%):
AT&T, Inc.	26,315	704
CenturyTel, Inc.	457	12
Sprint Nextel Corp.	12,745	40
Verizon Communications, Inc.	12,716	377
Windstream Corp.	1,963	15
		1,148
Total Common Stocks (Cost $19,962)		37,808
Investment Companies (1.3%)
SPDR Trust Series I	5,395	523
Total Investment Companies (Cost $764)		523
Total Investments (Cost $22,687) — 99.3%		40,292
Other assets in excess of liabilities — 0.7%		299
NET ASSETS — 100.0%		$40,591

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  Investment in affiliate.

	Number of Contracts	Value
Futures Contracts (6.0%):
S&P 500 Index, expiring December 18, 2008	10	$2,418
Total Futures Contracts (Cost $2,991)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (8.6%)
General Electric Co., 0.20% (a), 11/3/08	$19,148	$19,148
Total Commercial Paper (Amortized Cost $19,148)		19,148
Common Stocks (89.4%)
Aerospace/Defense (0.8%):
General Dynamics Corp.	31,000	1,870
Automotive Parts (1.3%):
BorgWarner, Inc.	54,000	1,213
Eaton Corp.	39,000	1,740
		2,953
Banks (2.6%):
Cullen/Frost Bankers, Inc.	101,400	5,675
Brokerage Services (0.8%):
Waddell & Reed Financial, Inc., Class A	118,000	1,713
Chemicals (1.4%):
PPG Industries, Inc.	63,000	3,123
Coal (0.8%):
Peabody Energy Corp.	54,000	1,863
Commercial Services (3.6%):
Cintas Corp.	161,000	3,816
SAIC, Inc. (b)	222,000	4,100
		7,916
Computers & Peripherals (3.0%):
CACI International, Inc., Class A (b) (c)	89,000	3,665
Perot Systems Corp., Class A (b)	203,000	2,921
		6,586
Containers & Packaging (4.1%):
Owens-Illinois, Inc. (b)	83,000	1,899
Packaging Corp. of America	209,000	3,518
Pactiv Corp. (b)	152,000	3,581
		8,998
Cosmetics & Toiletries (2.3%):
Kimberly-Clark Corp.	83,000	5,087
Electronics (3.0%):
Hubbell, Inc., Class B	82,000	2,941
Johnson Controls, Inc.	208,600	3,699
		6,640
Financial Services (1.4%):
Apollo Investment Corp. (c)	232,000	3,058
Food Distributors, Supermarkets & Wholesalers (2.0%):
Safeway, Inc.	212,000	4,509
Food Processing & Packaging (1.2%):
Tyson Foods, Inc., Class A	318,000	2,779

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.6%):
Lincare Holdings, Inc. (b) (c)	136,000	$3,584
Human Resources (1.3%):
Hewitt Associates, Inc., Class A (b)	106,000	2,956
Insurance (10.9%):
Alleghany Corp. (b) (c)	14,482	4,084
Brown & Brown, Inc.	127,000	2,606
Chubb Corp.	90,000	4,664
Hanover Insurance Group, Inc.	103,000	4,043
HCC Insurance Holdings, Inc.	209,000	4,610
PartnerRe Ltd. (c)	62,000	4,197
		24,204
Internet Business Services (1.2%):
Symantec Corp. (b)	209,000	2,629
Machine — Diversified (2.7%):
Dover Corp.	105,000	3,336
Kennametal, Inc. (c)	126,000	2,674
		6,010
Manufacturing — Diversified (2.5%):
Parker Hannifin Corp.	62,500	2,423
Pentair, Inc. (c)	114,000	3,151
		5,574
Manufacturing — Miscellaneous (1.8%):
ITT Industries, Inc. (c)	89,000	3,960
Medical Supplies (1.4%):
Becton Dickinson & Co.	45,100	3,130
Oil & Gas Exploration — Production & Services (5.1%):
Cimarex Energy Co. (c)	114,000	4,612
Devon Energy Corp.	24,000	1,941
Newfield Exploration Co. (b)	73,400	1,687
Unit Corp. (b)	84,000	3,153
		11,393
Oil Companies — Integrated (1.0%):
Occidental Petroleum Corp.	42,000	2,333
Oil Marketing & Refining (1.1%):
Valero Energy Corp.	120,000	2,470
Paint, Varnishes & Enamels (1.3%):
Sherwin-Williams Co. (c)	51,000	2,902
Pharmaceuticals (4.5%):
AmerisourceBergen Corp.	104,000	3,252
Cardinal Health, Inc.	109,000	4,164
Omnicare, Inc.	96,000	2,647
		10,063

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pipelines (1.6%):
National Fuel Gas Co.	98,000	$3,547
Railroads (1.7%):
Burlington Northern Santa Fe Corp.	43,000	3,830
Real Estate Investment Trusts (1.8%):
Annaly Capital Management, Inc. (c)	290,000	4,031
Restaurants (2.8%):
Darden Restaurants, Inc.	178,000	3,946
Yum! Brands, Inc.	76,000	2,205
		6,151
Retail — Discount (3.2%):
BJ's Wholesale Club, Inc. (b)	84,000	2,957
Dollar Tree, Inc. (b)	112,000	4,258
		7,215
Retail — Specialty Stores (2.0%):
Barnes & Noble, Inc. (c)	107,500	2,030
PetSmart, Inc.	118,000	2,323
		4,353
Semiconductors (1.5%):
Novellus Systems, Inc. (b)	206,000	3,255
Software & Computer Services (1.6%):
Sybase, Inc. (b)	130,000	3,462
Staffing (1.0%)
Robert Half International, Inc.	120,000	2,264
Transportation Services (2.7%):
Con-way, Inc.	101,500	3,455
Tidewater, Inc.	58,000	2,529
		5,984
Utilities — Electric (1.0%):
Pinnacle West Capital Corp.	69,000	2,184
Utilities — Natural Gas (3.8%):
Sempra Energy	101,000	4,302
WGL Holdings, Inc. (c)	127,000	4,088
		8,390
Total Common Stocks (Cost $188,772)		198,644
Investment Companies (2.0%)
iShares Russell Midcap Value Index (c)	147,000	4,434
Total Investment Companies (Amortized Cost $6,023)		4,434

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (9.6%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$21,207	$21,207
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $21,207)		21,207
Total Investments (Cost $235,150) — 109.6%		243,433
Liabilities in excess of other assets — (9.6)%		(21,408)
NET ASSETS — 100.0%		$222,025

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund	Stock Index Fund	Established Value Fund
ASSETS:
Investments, at value (Cost $172,308, $22,687, $235,150) (a)	$139,619	$40,292	$243,433
Cash	50	28	50
Cash held as collateral for futures	—	248	—
Interest and dividends receivable	218	56	217
Receivable for capital shares issued	137	32	1,375
Receivable for investments sold	2,436	1	12,326
Receivable from adviser	3	2	—
Net receivable for variation margin on futures contracts	—	15	—
Prepaid expenses	20	10	22
Total Assets	142,483	40,684	257,423
LIABILITIES:
Payable for investments purchased	4,660	23	13,840
Payable for capital shares redeemed	1	25	49
Payable for return of collateral received	6,375	—	21,207
Accrued expenses and other payables:
Investment advisory fees	84	9	110
Administration fees	11	3	18
Custodian fees	2	4	3
Transfer agent fees	9	9	39
Trustee fees	1	— (b)	1
Shareholder servicing fees	6	7	11
12b-1 fees	2	—	71
Other accrued expenses	14	13	49
Total Liabilities	11,165	93	35,398
NET ASSETS:
Capital	188,113	68,720	216,537
Accumulated undistributed net investment income	179	61	138
Accumulated net realized losses from investments and futures	(24,285)	(45,222)	(2,933)
Net unrealized appreciation (depreciation) on investments and futures	(32,689)	17,032	8,283
Net Assets	$131,318	$40,591	$222,025
Net Assets
Class A Shares	$28,744	$27,759	$56,715
Class C Shares	832	—	—
Class R Shares	2,190	12,832	165,310
Class I Shares	99,552	—	—
Total	$131,318	$40,591	$222,025
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,207	1,923	3,168
Class C Shares	94	—	—
Class R Shares	246	890	9,305
Class I Shares	11,149	—	—
Total	14,696	2,813	12,473
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$8.96	$14.43	$17.90
Class C Shares (d)	$8.84	$—	$—
Class R Shares	$8.92	$14.42	$17.77
Class I Shares	$8.93	$—	$—
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum Offering Price (100%/ (100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.51	$15.31	$18.99

(a)  Value Fund and Established Value Fund include securities on loan of $6,379 and $21,131, respectively.

(b)  Rounds to less than $1,000.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$127	$79	$464
Dividend income	4,638	1,204	3,722
Income from securities lending, net	34	—	70
Total Income	4,799	1,283	4,256
Expenses:
Investment advisory fees	1,427	145	1,465
Administration fees	176	54	239
Shareholder servicing fees — Class A Shares	91	61	62
Shareholder servicing fees — Class R Shares	—	44	—
12b-1 fees — Class C Shares	7	—	—
12b-1 fees — Class R Shares	16	—	1,171
Custodian fees	31	25	38
Transfer agent fees	34	10	46
Transfer agent fees — Class A Shares	8	23	20
Transfer agent fees — Class C Shares	— (a)	—	—
Transfer agent fees — Class R Shares	2	17	81
Transfer agent fees — Class I Shares	10	—	—
Trustees' fees	14	4	18
Legal and audit fees	27	7	33
State registration and filing fees	55	29	32
Other expenses	29	46	88
Total Expenses	1,927	465	3,293
Expenses waived/reimbursed by Adviser	(19)	(24)	—
Net Expenses	1,908	441	3,293
Net Investment Income	2,891	842	963
Realized/Unrealized Gains (Losses) from Investment Transactions and Futures
Net realized gains (losses) from investment transactions	(23,917)	3,848	(2,917)
Net realized gains (losses) from futures transactions	—	(888)	—
Change in unrealized appreciation/depreciation on investments and futures	(60,683)	(28,156)	(96,839)
Net realized/unrealized gains (losses) from investments and futures	(84,600)	(25,196)	(99,756)
Change in net assets resulting from operations	$(81,709)	$(24,354)	$(98,793)

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$2,891	$1,919	$842	$1,030	$963	$576
Net realized gains (losses) from investment transactions	(23,917)	21,229	3,848	13,157	(2,917)	36,226
Net realized gains (losses) from futures	—	—	(888)	637	—	—
Change in unrealized appreciation/depreciation on investments and futures	(60,683)	8,110	(28,156)	(4,880)	(96,839)	9,329
Net increase from payments by Adviser	—	172	—	61	—	219
Change in net assets resulting from operations	(81,709)	31,430	(24,354)	10,005	(98,793)	46,350
Distributions to shareholders:
From net investment income:
Class A Shares	(484)	(1,303)	(614)	(822)	(152)	(45)
Class C Shares	(4)	(1)	—	—	—	—
Class R Shares	(27)	(21)	(233)	(263)	(667)	(771)
Class I Shares (a)	(2,298)	(697)	—	—	—	—
From net realized gains:
Class A Shares	(4,258)	(31,154)	—	—	(1,296)	(1,890)
Class C Shares	(68)	(140)	—	—	—	—
Class R Shares	(375)	(634)	—	—	(30,022)	(47,526)
Class I Shares (a)	(16,418)	—	—	—	—	—
Change in net assets resulting from distributions to shareholders	(23,932)	(33,950)	(847)	(1,085)	(32,137)	(50,232)
Change in net assets from capital transactions	6,993	7,611	(5,746)	(18,243)	61,709	5,850
Change in net assets	(98,648)	5,091	(30,947)	(9,323)	(69,221)	1,968
Net Assets:
Beginning of period	229,966	224,875	71,538	80,861	291,246	289,278
End of period	$131,318	$229,966	$40,591	$71,538	$222,025	$291,246
Accumulated undistributed net investment income (loss)	$179	$101	$61	$67	$138	$(21)

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares
Proceeds from shares issued	$11,352	$19,962	$6,451	$6,691	$73,069	$2,636
Dividends reinvested	4,665	32,320	599	804	1,401	1,825
Cost of shares redeemed	(11,452)	(214,409)	(12,676)	(23,803)	(10,863)	(3,453)
Total Class A Shares	$4,565	$(162,127)	$(5,626)	$(16,308)	$63,607	$1,008
Class C Shares
Proceeds from shares issued	$631	$125	—	—	—	—
Dividends reinvested	44	70	—	—	—	—
Cost of shares redeemed	(134)	(410)	—	—	—	—
Total Class C Shares	$541	$(215)	—	—	—	—
Class R Shares
Proceeds from shares issued	$191	$83	$4,358	$3,756	$18,982	$9,264
Dividends reinvested	381	625	227	257	28,416	44,924
Cost of shares redeemed	(762)	(891)	(4,705)	(5,948)	(49,296)	(49,346)
Total Class R Shares	$(190)	$(183)	$(120)	$(1,935)	$(1,898)	$4,842
Class I Shares (a):
Proceeds from shares issued	$7,154	$174,140	—	—	—	—
Dividends reinvested	18,716	697	—	—	—	—
Cost of shares redeemed	(23,793)	(4,701)	—	—	—	—
Total Class I Shares	$2,077	$170,136	—	—	—	—
Change in net assets from capital transactions	$6,993	$7,611	$(5,746)	$(18,243)	$61,709	$5,850
Share Transactions:
Class A Shares:
Issued	919	1,326	333	311	3,221	94
Reinvested	341	2,240	30	37	56	70
Redeemed	(933)	(14,043)	(644)	(1,106)	(517)	(122)
Total Class A Shares	327	(10,477)	(281)	(758)	2,760	42
Class C Shares:
Issued	57	9	—	—	—	—
Reinvested	3	5	—	—	—	—
Redeemed	(12)	(28)	—	—	—	—
Total Class C Shares	48	(14)	—	—	—	—
Class R Shares:
Issued	15	6	221	170	821	331
Reinvested	28	43	11	12	1,134	1,741
Redeemed	(59)	(59)	(238)	(275)	(2,115)	(1,775)
Total Class R Shares	(16)	(10)	(6)	(93)	(160)	297
Class I Shares (a):
Issued	581	11,366	—	—	—	—
Reinvested	1,374	44	—	—	—	—
Redeemed	(1,919)	(297)	—	—	—	—
Total Class I Shares	36	11,113	—	—	—	—
Change in Shares	395	612	(287)	(851)	2,600	339

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Value Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$16.12	$16.43		$13.62	$12.85	$11.41
Investment Activities:
Net investment income	0.16	0.23		0.07	0.12	0.10
Net realized and unrealized gains (losses) on investments	(5.68)	1.89		2.81	0.78	1.45
Total from Investment Activities	(5.52)	2.12		2.88	0.90	1.55
Distributions:
Net investment income	(0.16)	(0.10)		(0.07)	(0.13)	(0.11)
Net realized gains from investments	(1.48)	(2.33)		—	—	—
Total Distributions	(1.64)	(2.43)		(0.07)	(0.13)	(0.11)
Net Asset Value, End of Period	$8.96	$16.12		$16.43	$13.62	$12.85
Total Return (excludes sales charge)	(37.68)%	14.77	%(a)	21.22%	7.00%	13.70%
Ratios/Supplemental Data:
Net assets at end of period (000)	$28,744	$46,436		$219,428	$199,406	$227,185
Ratio of expenses to average net assets	1.22%	1.19%		1.22%	1.26%	1.25%
Ratio of net investment income to average net assets	1.31%	0.84%		0.48%	0.91%	0.80%
Ratio of expenses to average net assets (b)	1.22%	1.19%		1.22%	1.29%	1.25%
Ratio of net investment income to average net assets (b)	1.31%	0.84%		0.48%	0.88%	0.80%
Portfolio turnover (c)	140%	104%		104%	110%	86%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$15.93	$16.30		$13.56	$12.83	$11.40
Investment Activities:
Net investment income (loss)	0.06	—	(a)	(0.05)	0.02	0.05
Net realized and unrealized gains (losses) on investments	(5.60)	1.98		2.79	0.78	1.44
Total from Investment Activities	(5.54)	1.98		2.74	0.80	1.49
Distributions:
Net investment income	(0.07)	(0.02)		—	(0.07)	(0.06)
Net realized gains from investments	(1.48)	(2.33)		—	—	—
Total Distributions	(1.55)	(2.35)		—	(0.07)	(0.06)
Net Asset Value, End of Period	$8.84	$15.93		$16.30	$13.56	$12.83
Total Return (excludes contingent deferred sales charge)	(38.14)%	13.86	%(b)	20.21%	6.24%	13.13%
Ratios/Supplemental Data:
Net assets at end of period (000)	$832	$727		$982	$792	$334
Ratio of expenses to average net assets	2.00%	2.00%		2.00%	2.00%	1.75%
Ratio of net investment income (loss) to average net assets	0.53%	(0.03)%		(0.32)%	(0.08)%	0.36%
Ratio of expenses to average net assets (c)	3.48%	3.25%		2.77%	3.39%	4.63%
Ratio of net investment income (loss) to average net assets (c)	(0.95)%	(1.28)%		(1.09)%	1.47%	(2.52)%
Portfolio turnover (d)	140%	104%		104%	110%	86%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$16.05	$16.41		$13.60	$12.83	$11.39
Investment Activities:
Net investment income	0.12	0.06		0.02	0.08	0.06
Net realized and unrealized gains (losses) on investments	(5.66)	1.98		2.81	0.77	1.45
Total from Investment Activities	(5.54)	2.04		2.83	0.85	1.51
Distributions:
Net investment income	(0.11)	(0.07)		(0.02)	(0.08)	(0.07)
Net realized gains from investments	(1.48)	(2.33)		—	—	—
Total Distributions	(1.59)	(2.40)		(0.02)	(0.08)	(0.07)
Net Asset Value, End of Period	$8.92	$16.05		$16.41	$13.60	$12.83
Total Return	(37.91)%	14.21	%(a)	20.80%	6.64%	13.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,190	$4,204		$4,465	$5,036	$7,267
Ratio of expenses to average net assets	1.60%	1.60%		1.59%	1.60%	1.50%
Ratio of net investment income to average net assets	0.93%	0.40%		0.12%	0.64%	0.54%
Ratio of expenses to average net assets (b)	1.81%	1.75%		1.77%	1.78%	1.90%
Ratio of net investment income (loss) to average net assets (b)	0.72%	0.24%		(0.06)%	0.46%	0.14%
Portfolio turnover (c)	140%	104%		104%	110%	86%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$16.07	$15.32
Investment Activities:
Net investment income	0.20	0.02
Net realized and unrealized gains (losses) on investments	(5.66)	0.79
Total from investment activities	(5.46)	0.81
Distributions:
Net investment income	(0.20)	(0.06)
Net realized gains from investments	(1.48)	—
Total Distributions	(1.68)	(0.06)
Net Asset Value, End of Period	$8.93	$16.07
Total Return (b)	(37.48)%	5.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$99,552	$178,599
Ratio of net expenses to average net assets (c)	0.93%	0.91%
Ratio of net investment income to average net assets (c)	1.59%	0.90%
Portfolio turnover (d)	140%	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$23.08	$20.47		$17.85	$16.78	$15.59
Investment Activities:
Net investment income	0.30	0.31		0.25	0.27	0.16
Net realized and unrealized gains (losses) on investments	(8.65)	2.63		2.62	1.07	1.19
Total from Investment Activities	(8.35)	2.94		2.87	1.34	1.35
Distributions:
Net investment income	(0.30)	(0.33)		(0.25)	(0.27)	(0.16)
Total Distributions	(0.30)	(0.33)		(0.25)	(0.27)	(0.16)
Net Asset Value, End of Period	$14.43	$23.08		$20.47	$17.85	$16.78
Total Return (excludes sales charge)	(36.53)%	14.46	%(a)	16.17%	7.98%	8.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,759	$50,880		$60,631	$73,971	$88,330
Ratio of expenses to average net assets	0.70%	0.66%		0.70%	0.70%	0.69%
Ratio of net investment income to average net assets	1.51%	1.43%		1.29%	1.48%	0.96%
Ratio of expenses to average net assets (b)	0.74%	0.66%		0.85%	0.85%	0.86%
Ratio of net investment income to average net assets (b)	1.47%	1.43%		1.14%	1.33%	0.79%
Portfolio turnover (c)	4%	12%		5%	8%	3%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$23.06	$20.45		$17.83	$16.77	$15.57
Investment Activities:
Net investment income	0.26	0.28		0.21	0.22	0.11
Net realized and unrealized gains (losses) on investments	(8.64)	2.62		2.62	1.07	1.21
Total from Investment Activities	(8.38)	2.90		2.83	1.29	1.32
Distributions:
Net investment income	(0.26)	(0.29)		(0.21)	(0.23)	(0.12)
Total Distributions	(0.26)	(0.29)		(0.21)	(0.23)	(0.12)
Net Asset Value, End of Period	$14.42	$23.06		$20.45	$17.83	$16.77
Total Return	(36.65)%	14.28	%(a)	15.96%	7.71%	8.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,832	$20,658		$20,230	$17,456	$18,282
Ratio of expenses to average net assets	0.90%	0.81%		0.89%	0.90%	0.94%
Ratio of net investment income to average net assets	1.31%	1.27%		1.08%	1.23%	0.70%
Ratio of expenses to average net assets (b)	0.93%	0.81%		1.10%	1.17%	1.38%
Ratio of net investment income to average net assets (b)	1.28%	1.27%		0.87%	0.96%	0.26%
Portfolio turnover (c)	4%	12%		5%	8%	3%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$29.70	$30.50		$29.31	$27.91	$26.67
Investment Activities:
Net investment income	0.12	0.09		0.14	0.04	0.09
Net realized and unrealized gains (losses) on investments	(8.61)	4.41		4.24	4.32	3.40
Total from Investment Activities	(8.49)	4.50		4.38	4.36	3.49
Distributions:
Net investment income	(0.12)	(0.10)		(0.17)	(0.05)	(0.05)
Net realized gains from investments	(3.19)	(5.20)		(3.02)	(2.91)	(2.20)
Total Distributions	(3.31)	(5.30)		(3.19)	(2.96)	(2.25)
Net Asset Value, End of Period	$17.90	$29.70		$30.50	$29.31	$27.91
Total Return (excludes sales charge)	(31.79)%	17.34	%(a)	16.49%	16.92%	14.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$56,715	$12,129		$11,146	$7,112	$23,505
Ratio of expenses to average net assets	1.12%	1.13%		1.23%	1.21%	1.11%
Ratio of net investment income to average net assets	0.57%	0.33%		0.49%	0.36%	0.33%
Ratio of expenses to average net assets (b)	1.12%	1.13%		1.23%	1.27%	1.13%
Ratio of net investment income to average net assets (b)	0.57%	0.33%		0.49%	0.30%	0.31%
Portfolio turnover (c)	75%	35%		49%	22%	45%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$29.49	$30.33		$29.15	$27.80	$26.61
Investment Activities:
Net investment income	0.08	0.05		0.12	0.02	0.02
Net realized and unrealized gains (losses) on investments	(8.54)	4.38		4.21	4.27	3.41
Total from Investment Activities	(8.46)	4.43		4.33	4.29	3.43
Distributions:
Net investment income	(0.07)	(0.07)		(0.13)	(0.03)	(0.04)
Net realized gains from investments	(3.19)	(5.20)		(3.02)	(2.91)	(2.20)
Total Distributions	(3.26)	(5.27)		(3.15)	(2.94)	(2.24)
Net Asset Value, End of Period	$17.77	$29.49		$30.33	$29.15	$27.80
Total Return	(31.90)%	17.17	%(a)	16.41%	16.70%	13.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$165,310	$279,117		$278,132	$280,125	$290,445
Ratio of expenses to average net assets	1.29%	1.27%		1.32%	1.36%	1.34%
Ratio of net investment income to average net assets	0.33%	0.19%		0.43%	0.09%	0.10%
Ratio of expenses to average net assets (b)	1.29%	1.27%		1.32%	1.40%	1.37%
Ratio of net investment income to average net assets (b)	0.33%	0.19%		0.43%	0.05%	0.07%
Portfolio turnover (c)	75%	35%		49%	22%	45%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.6%)
General Electric Co., 0.20% (a), 11/3/08	$52,181	$52,181
Total Commercial Paper (Amortized Cost $52,181)		52,181
Common Stocks (88.6%)
Aerospace/Defense (1.8%):
Hexcel Corp. (b) (c)	1,280,007	16,896
Agricultural Operations (1.0%):
Archer-Daniels-Midland Co.	431,600	8,947
Automotive Parts (1.3%):
BorgWarner, Inc.	525,315	11,804
Banks (2.7%):
City National Corp.	174,500	9,341
Colonial BancGroup, Inc.	1,261,111	5,158
Fifth Third Bancorp (c)	936,600	10,162
		24,661
Beverages (1.3%):
Pepsi Bottling Group, Inc.	523,500	12,103
Casinos & Gaming (1.2%):
Melco Crown Entertainment Ltd., ADR (b)	2,610,166	10,702
Chemicals (3.0%):
Celanese Corp., Series A (c)	788,352	10,926
PPG Industries, Inc.	342,775	16,995
		27,921
Coal (1.4%):
Peabody Energy Corp.	374,618	12,928
Commercial Services (2.6%):
Cintas Corp.	633,900	15,023
Paychex, Inc. (c)	322,800	9,213
		24,236
Consulting Services (2.1%):
Watson Wyatt Worldwide, Inc., Class A (c)	463,413	19,681
Cosmetics & Toiletries (1.0%):
International Flavors & Fragrances, Inc.	287,000	9,150
Electrical Equipment (1.1%):
American Superconductor Corp. (b)	843,722	10,555
Energy — Alternative Sources (1.6%):
Covanta Holding Corp. (b) (c)	457,700	9,868
Suntech Power Holdings Co., Ltd., ADR (b) (c)	278,182	4,868
		14,736
Financial Services (1.9%):
Affiliated Managers Group, Inc. (b)	167,200	7,755
Ameriprise Financial, Inc. (c)	453,665	9,799
		17,554

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (2.5%):
H.J. Heinz Co. (c)	394,438	$17,285
J.M. Smucker Co. (c)	140,400	6,256
		23,541
Health Care (2.3%):
Humana, Inc. (b)	718,670	21,265
Home Builders (1.0%):
Pulte Homes, Inc.	855,242	9,527
Hotels & Motels (0.5%):
Orient-Express Hotels Ltd.	405,231	4,984
Insurance (4.1%):
Arch Capital Group Ltd. (b)	194,300	13,552
PartnerRe Ltd.	306,500	20,747
Principal Financial Group	226,040	4,293
		38,592
Iron/Steel (1.2%):
Commercial Metals Co.	971,403	10,783
Machinery — Construction & Mining (0.7%):
Astec Industries, Inc. (b) (c)	255,361	6,491
Manufacturing — Capital Goods (1.0%):
Cooper Industries Ltd.	300,700	9,307
Manufacturing — Miscellaneous (5.2%):
Chart Industries, Inc. (b)	367,446	5,005
Harsco Corp.	558,899	13,229
IDEX Corp.	519,800	12,049
Kaydon Corp.	213,900	7,146
Trinity Industries, Inc.	668,513	11,285
		48,714
Media (1.0%):
Discovery Communications, Inc., Class A (b)	711,980	9,711
Medical Supplies (0.3%):
Mine Safety Appliances Co. (c)	86,916	2,347
Medical — Information Systems (1.1%):
Cerner Corp. (b)	266,419	9,919
Mining (1.3%):
Agnico-Eagle Mines Ltd. (c)	159,800	4,418
Cliffs Natural Resources, Inc.	296,613	8,006
		12,424
Oil & Gas Exploration — Production & Services (3.2%):
BPZ Resources, Inc. (b) (c)	486,206	4,813
Plains Exploration & Production Co. (b)	230,700	6,506
Range Resources Corp.	231,967	9,794
Whiting Petroleum Corp. (b)	171,800	8,932
		30,045

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (2.5%):
BJ Services Co.	921,812	$11,846
Cameron International Corp. (b)	481,500	11,681
		23,527
Pharmaceuticals (4.2%):
AmerisourceBergen Corp.	439,150	13,732
Perrigo Co. (c)	375,982	12,783
Pharmaceutical Product Development, Inc. (c)	398,952	12,360
		38,875
Pipelines (0.7%):
National Fuel Gas Co.	167,000	6,044
Real Estate Investment Trusts (2.0%):
Essex Property Trust, Inc.	48,800	4,748
HCP, Inc. (c)	469,157	14,042
		18,790
Restaurants (0.8%):
Chipotle Mexican Grill, Inc., Class B (b)	173,097	7,403
Retail — Department Stores (2.9%):
Kohl's Corp. (b)	557,730	19,593
Nordstrom, Inc. (c)	417,645	7,555
		27,148
Savings & Loans (2.3%):
New York Community Bancorp, Inc. (c)	1,338,466	20,960
Semiconductors (2.9%):
Cypress Semiconductor Corp. (b)	1,180,964	5,917
Intersil Corp., Class A	652,048	8,926
Maxim Integrated Products, Inc.	262,800	3,574
SunPower Corp., Class B (b) (c)	286,118	8,472
		26,889
Software & Computer Services (4.4%):
Citrix Systems, Inc. (b)	699,600	18,029
F5 Networks, Inc. (b)	353,800	8,781
Synopsys, Inc. (b)	790,397	14,449
		41,259
Staffing (0.7%):
Robert Half International, Inc.	325,200	6,137
Steel (0.9%):
Allegheny Technologies, Inc. (c)	332,483	8,824
Telecommunications (1.2%):
Ciena Corp. (b) (c)	1,119,700	10,760
Telecommunications — Services & Equipment (1.4%):
Harris Corp.	375,053	13,483
Transportation Services (0.9%):
Genesee & Wyoming, Inc., Class A (b)	256,397	8,551

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Electric (6.8%):
Edison International	307,250	$10,935
MDU Resources Group, Inc.	919,445	16,743
PG&E Corp.	286,000	10,487
Wisconsin Energy Corp.	584,728	25,436
		63,601
Utilities — Natural Gas (2.5%):
Southern Union Co.	767,850	13,222
Vectren Corp.	399,200	10,060
		23,282
Utilities — Water (1.3%):
American Water Works Co., Inc. (c)	589,027	11,946
Wire & Cable Products (0.8%):
General Cable Corp. (b) (c)	415,573	7,098
Total Common Stocks (Cost $1,066,207)		824,101
Investment Companies (4.9%)
Financial Select Sector SPDR Fund	582,700	9,032
iShares Russell Midcap Index Fund (c)	219,400	14,178
iShares Russell Midcap Value Index Fund	427,000	12,878
iShares S&P MidCap 400 Index (c)	161,300	9,186
Total Investment Companies (Cost $60,647)		45,274
Short-Term Securities Held as Collateral for Securities Lending (11.3%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$105,049	105,049
Total Short-Term Securities Held as Collateral for Securities Lending (Amortized Cost $105,049)		105,049
Total Investments (Cost $1,284,084) — 110.4%		1,026,605
Liabilities in excess of other assets — (10.4)%		(96,605)
NET ASSETS — 100.0%		$930,000

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.4%)
General Electric Co., 0.20% (a), 11/3/08	$14,885	$14,885
Total Commercial Paper (Amortized Cost $14,885)		14,885
Common Stocks (95.3%)
Automotive Parts (1.4%):
ATC Technology Corp. (b) (c)	213,000	4,671
Commercial Vehicle Group, Inc. (c)	61,565	82
		4,753
Banks (3.4%):
East West Bancorp, Inc.	89,000	1,544
First Midwest Bancorp, Inc. (b)	141,000	3,131
FirstMerit Corp.	43,000	1,003
Independent Bank Corp. (b)	106,000	3,050
Sterling Bancshares, Inc.	128,000	1,019
Wilmington Trust Corp. (b)	62,000	1,789
		11,536
Brokerage Services (1.5%):
Investment Technology Group, Inc. (c)	108,500	2,214
Lazard Ltd., Class A	94,027	2,837
		5,051
Building Materials (1.3%):
ABM Industries, Inc.	147,300	2,405
Texas Industries, Inc. (b)	63,000	1,993
		4,398
Chemicals (3.1%):
A. Schulman, Inc.	193,176	3,460
Olin Corp. (b)	97,000	1,761
Rockwood Holdings, Inc. (c)	137,000	1,692
Sensient Technologies Corp.	144,000	3,633
		10,546
Coal (0.3%):
Foundation Coal Holdings, Inc. (b)	48,500	1,007
Commercial Services (4.6%):
Choice Hotels International, Inc. (b)	119,000	3,254
Hillenbrand, Inc.	140,000	2,660
Sanderson Farms, Inc. (b)	108,000	3,372
Steiner Leisure Ltd. (c)	149,000	3,859
Universal Corp.	60,000	2,375
		15,520
Computers & Peripherals (4.8%):
CACI International, Inc., Class A (b) (c)	81,000	3,335
Electronics for Imaging, Inc. (c)	385,000	4,081
Manhattan Associates, Inc. (c)	210,000	3,530

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NETGEAR, Inc. (c)	334,000	$3,691
Xyratex Ltd. (c)	286,000	1,602
		16,239
Electrical Components & Equipment (2.2%):
American Science & Engineering, Inc. (b)	56,000	3,522
Gentex Corp.	405,000	3,884
		7,406
Electrical Equipment (0.6%):
Regal-Beloit Corp. (b)	67,000	2,182
Electronics (5.5%):
Advanced Energy Industries, Inc. (c)	310,000	3,308
Analogic Corp.	74,500	3,290
Benchmark Electronics, Inc. (c)	341,000	4,089
Hubbell, Inc., Class B	99,590	3,572
Orbotech Ltd. (c)	521,000	1,688
TTM Technologies, Inc. (b) (c)	358,000	2,563
		18,510
Financial Services (3.8%):
Apollo Investment Corp. (b)	281,200	3,706
Knight Capital Group, Inc., Class A (c)	170,000	2,458
Piper Jaffray Cos., Inc. (b) (c)	65,000	2,564
Royal Gold, Inc.	82,000	2,364
Washington Federal, Inc. (b)	99,000	1,745
		12,837
Health Care (3.9%):
Chemed Corp. (b)	75,000	3,284
Hill-Rom Holdings, Inc. (b)	91,000	2,071
Lincare Holdings, Inc. (b) (c)	169,000	4,453
MedCath Corp. (c)	221,500	3,416
		13,224
Insurance (6.5%):
Arthur J. Gallagher & Co. (b)	136,000	3,313
Aspen Insurance Holdings Ltd.	177,000	4,064
Hanover Insurance Group, Inc.	104,000	4,082
Harleysville Group, Inc. (b)	30,000	947
Platinum Underwriters Holdings Ltd.	45,000	1,428
Safety Insurance Group, Inc. (b)	108,000	4,103
Zenith National Insurance Corp.	124,000	4,075
		22,012
Internet (1.2%):
EarthLink, Inc. (c)	357,000	2,463
Websense, Inc. (b) (c)	88,000	1,718
		4,181

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Machine — Diversified (3.0%):
Gardner Denver, Inc. (c)	67,000	$1,717
Kadant, Inc. (b) (c)	163,000	2,680
Kennametal, Inc.	166,000	3,522
Nordson Corp. (b)	60,000	2,216
		10,135
Machinery — Construction & Mining (1.0%):
Astec Industries, Inc. (c)	133,000	3,381
Manufacturing — Diversified (1.3%):
A.O. Smith Corp. (b)	136,000	4,291
Manufacturing — Miscellaneous (1.2%):
AptarGroup, Inc.	80,500	2,441
Portec Rail Products, Inc.	221,000	1,487
		3,928
Metal Fabrication (1.2%):
Mueller Industries, Inc.	173,000	3,957
Oil & Gas Exploration — Production & Services (3.9%):
Callon Petroleum Co. (b) (c)	202,000	2,085
Cimarex Energy Co.	80,000	3,237
Mariner Energy, Inc. (b) (c)	175,000	2,518
Rosetta Resources, Inc. (b) (c)	103,000	1,087
St. Mary Land & Exploration Co. (b)	103,436	2,574
Swift Energy Co. (b) (c)	55,000	1,764
		13,265
Oil Marketing & Refining (1.1%):
Holly Corp.	187,000	3,671
Oilfield Services & Equipment (2.0%):
Cal Dive International, Inc. (b) (c)	490,000	4,170
RPC, Inc. (b)	238,559	2,526
		6,696
Real Estate Investment Trusts (5.5%):
Annaly Capital Management, Inc.	188,000	2,613
Anworth Mortgage Asset Corp.	215,000	1,260
Cousins Properties, Inc. (b)	190,000	2,751
Healthcare Realty Trust, Inc. (b)	147,000	3,756
LaSalle Hotel Properties (b)	193,000	2,718
LTC Properties, Inc.	111,000	2,683
MFA Mortgage Investments, Inc.	490,000	2,695
		18,476
Restaurants (3.6%):
Bob Evans Farms, Inc.	188,000	3,925
California Pizza Kitchen, Inc. (c)	281,000	2,745
Jack in the Box, Inc. (c)	165,000	3,317
Red Robin Gourmet Burgers, Inc. (c)	136,000	2,066
		12,053

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail — Apparel/Shoe (2.7%):
AnnTaylor Stores Corp. (b) (c)	66,000	$830
Brown Shoe Co., Inc.	362,000	3,815
Columbia Sportswear Co. (b)	50,000	1,844
Maidenform Brands, Inc. (c)	233,000	2,558
Tween Brands, Inc. (b) (c)	24,209	206
		9,253
Retail — Discount (0.8%):
BJ's Wholesale Club, Inc. (c)	82,000	2,886
Retail — Specialty Stores (0.8%):
Cato Corp., Class A	185,000	2,871
Schools & Educational Services (2.4%):
Career Education Corp. (b) (c)	205,000	3,241
Universal Technical Institute, Inc. (b) (c)	290,000	4,785
		8,026
Semiconductors (6.3%):
ATMI, Inc. (c)	246,000	2,991
Brooks Automation, Inc. (c)	388,000	2,658
Emulex Corp. (b) (c)	396,000	3,762
Fairchild Semiconductor International, Inc. (c)	443,000	2,516
Mattson Technology, Inc. (c)	771,000	2,020
MKS Instruments, Inc. (c)	199,500	3,701
Standard Microsystems Corp. (c)	196,000	3,530
		21,178
Software & Computer Services (3.1%):
Jack Henry & Associates, Inc.	150,000	2,851
MicroStrategy, Inc., Class A (b) (c)	95,000	3,740
SRA International, Inc., Class A (b) (c)	220,000	4,066
		10,657
Staffing (4.0%):
Adminstaff, Inc.	163,000	3,258
AMN Healthcare Services, Inc. (c)	359,000	3,228
Heidrick & Struggles International, Inc. (b)	116,000	2,799
Korn/Ferry International (b) (c)	179,000	2,486
MPS Group, Inc. (c)	249,000	1,940
		13,711
Transportation Services (3.2%):
Arkansas Best Corp. (b)	80,000	2,335
Celadon Group, Inc. (b) (c)	269,000	2,876
Genesee & Wyoming, Inc., Class A (c)	82,000	2,735
Old Dominion Freight Line, Inc. (c)	97,000	2,943
		10,889

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Electric (3.1%):
ALLETE, Inc. (b)	120,000	$4,200
Black Hills Corp.	103,000	2,601
Portland General Electric Co.	175,000	3,591
		10,392
Utilities — Natural Gas (1.0%):
WGL Holdings, Inc. (b)	107,000	3,444
Total Common Stocks (Cost $414,497)		322,562
Short-Term Securities Held as Collateral for Securities Lending (19.6%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$66,277	66,277
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $66,277)		66,277
Total Investments (Cost $495,659) — 119.3%		403,724
Liabilities in excess of other assets — (19.3)%		(65,405)
NET ASSETS — 100.0%		$338,319

(a)  Rate represents the effective yield at purchase.

(b)  A portion or all of the security was held on loan.

(c)  Non-income producing security.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Focused Growth Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (6.5%)
General Electric Co., 0.20% (a), 11/3/08	$646	$646
Total Commercial Paper (Amortized Cost $646)		646
Common Stocks (98.6%)
Apparel & Footwear (1.0%):
Coach, Inc. (b)	5,000	103
Banks (3.3%):
JPMorgan Chase & Co.	8,000	330
Biotechnology (5.5%):
Gilead Sciences, Inc. (b)	12,000	550
Brokerage Services (2.4%):
Charles Schwab Corp.	8,000	153
Thermo Fisher Scientific, Inc. (b)	2,000	81
		234
Chemicals (6.7%):
Monsanto Co.	7,000	623
Potash Corp. of Saskatchewan, Inc.	500	42
		665
Computers & Peripherals (6.3%):
Apple Computer, Inc. (b)	4,000	430
Research In Motion Ltd. (b)	4,000	202
		632
E-Commerce & Services (1.4%):
Amazon.com, Inc. (b)	2,500	143
Energy — Alternative Sources (1.4%):
SunPower Corp., Class A (b)	3,500	137
Financial Services (13.9%):
American Express Co.	2,000	55
CME Group, Inc.	1,600	451
Goldman Sachs Group, Inc.	3,800	352
IntercontinentalExchange, Inc. (b)	1,000	86
Mastercard, Inc., Class A	3,000	443
		1,387
Hotels & Motels (0.9%):
Wynn Resorts Ltd.	1,500	91
Internet Business Services (4.6%):
Google, Inc., Class A (b)	900	323
Juniper Networks, Inc. (b)	7,500	141
		464
Medical Supplies (5.1%):
Intuitive Surgical, Inc. (b)	1,100	190
Stryker Corp.	6,000	321
		511

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Focused Growth Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (4.7%):
FMC Technologies, Inc. (b)	2,000	$70
National-Oilwell Varco, Inc. (b)	9,000	269
Schlumberger Ltd.	2,500	129
		468
Pharmaceuticals (14.8%):
Allergan, Inc.	7,000	278
Celgene Corp. (b)	8,500	546
Johnson & Johnson	5,000	307
Teva Pharmaceutical Industries Ltd.	8,050	345
		1,476
Restaurants (0.8%):
Burger King Holdings, Inc.	4,000	79
Retail — Discount (0.8%):
Wal-Mart Stores, Inc.	1,500	84
Retail — Drug Stores (5.2%):
CVS Caremark Corp.	17,000	521
Retail — Specialty Stores (3.7%):
Lowe's Cos., Inc.	17,000	369
Schools & Educational Services (1.0%):
Apollo Group, Inc. (b)	1,400	97
Semiconductors (0.5%):
Broadcom Corp., Class A (b)	3,000	51
Software & Computer Services (7.2%):
Activision Blizzard, Inc. (b)	30,700	383
Adobe Systems, Inc. (b)	2,000	53
Cognizant Technology Solutions Corp., Class A (b)	15,000	288
		724
Telecommunications — Services & Equipment (3.8%):
QUALCOMM, Inc.	10,000	383
Transportation Services (3.6%):
Expeditors International of Washington, Inc.	11,000	359
Total Common Stocks (Cost $10,802)		9,858
Total Investments (Cost $11,448) — 105.1%		10,504
Liabilities in excess of other assets — (5.1)%		(507)
NET ASSETS — 100.0%		$9,997

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
ASSETS:
Investments, at value (Cost $1,284,084, $495,659 and $11,448) (a)	$1,026,605	$403,724	$10,504
Cash	50	147	3
Interest and dividends receivable	289	318	3
Receivable for capital shares issued	7,774	733	133
Receivable for investments sold	16,693	2,368	434
Receivable from Adviser	—	—	3
Prepaid expenses	41	25	21
Total Assets	1,051,452	407,315	11,101
LIABILITIES:
Payable for investments purchased	9,772	1,874	1,093
Payable for capital shares redeemed	5,470	247	—
Payable for return of collateral received	105,049	66,277	—
Letter of credit payable	—	97	—
Accrued expenses and other payables:
Investment advisory fees	539	248	6
Administration fees	74	27	1
Custodian fees	14	3	1
Transfer agent fees	267	122	—	(b)
Trustee fees	4	2	—	(b)
Shareholder servicing fees	141	36	2
12b-1 fees	76	34	1
Other accrued expenses	46	29	—	(b)
Total Liabilities	121,452	68,996	1,104
NET ASSETS:
Capital	1,464,660	449,434	13,259
Accumulated undistributed net investment income (loss)	(65)	198	—
Accumulated undistributed net realized gains (losses) from investments	(277,116)	(19,378)	(2,318)
Net unrealized depreciation on investments	(257,479)	(91,935)	(944)
Net Assets	$930,000	$338,319	$9,997
Net Assets
Class A Shares	$666,860	$166,798	$8,119
Class C Shares	39,543	—	1,183
Class R Shares	99,985	81,279	695
Class I Shares	123,612	90,242	—
Total	$930,000	$338,319	$9,997
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	61,853	8,443	816
Class C Shares	3,826	—	123
Class R Shares	9,490	4,236	71
Class I Shares	11,459	4,562	—
Total	86,628	17,241	1,010
Net asset value, offering (except Class A Shares) and redemption price per share (c)
Class A Shares	$10.78	$19.76	$9.95
Class C Shares (d)	$10.34	—	$9.59
Class R Shares	$10.54	$19.19	$9.83
Class I Shares	$10.79	$19.78	—
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.44	$20.97	$10.56

(a)  Special Value Fund and Small Company Opportunity Fund include securities on loan of $103,876 and $66,978, respectively.

(b)  Rounds to less than $1,000.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
Investment Income:
Interest income	$1,940	$583	$19
Dividend income	13,529	4,673	55
Income from securities lending, net	1,062	252	—
Total Income	16,531	5,508	74
Expenses:
Investment advisory fees	7,817	2,872	71
Administration fees	1,080	312	9
Shareholder servicing fees — Class A Shares	2,095	431	18
12b-1 fees — Class C Shares	527	—	18
12b-1 fees — Class R Shares	645	509	3
Custodian fees	184	66	6
Transfer agent fees	208	60	2
Transfer agent fees — Class A Shares	652	416	—
Transfer agent fees — Class C Shares	127	—	1
Transfer agent fees — Class R Shares	277	73	1
Transfer agent fees — Class I Shares	9	3	—
Trustees' fees	83	25	1
Legal and audit fees	166	46	1
State registration and filing fees	118	55	38
Other expenses	244	77	7
Total Expenses	14,232	4,945	176
Expenses waived/reimbursed by Adviser	—	—	(30)
Net Expenses	14,232	4,945	146
Net investment income (loss)	2,299	563	(72)
Realized/Unrealized Losses from Investment Transactions:
Net realized losses from investment transactions	(259,962)	(18,439)	(2,187)
Change in unrealized appreciation/depreciation on investments	(385,843)	(109,008)	(3,019)
Net realized/unrealized losses from investment transactions	(645,805)	(127,447)	(5,206)
Change in net assets resulting from operations	$(643,506)	$(126,884)	$(5,278)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income (loss)	$2,299	$1,609	$563	$468	$(72)	$(55)
Net realized gains (losses) from investment transactions	(259,962)	63,688	(18,439)	23,369	(2,187)	63
Change in unrealized appreciation/depreciation on investments	(385,843)	82,563	(109,008)	(14,888)	(3,019)	1,543
Net increase from payments by Adviser	—	380	—	135	—	3
Change in net assets resulting from operations	(643,506)	148,240	(126,884)	9,084	(5,278)	1,554
Distributions to shareholders:
From net investment income:
Class A Shares	(1,548)	(3,550)	(115)	(367)	—	—
Class C Shares	(1)	(76)	—	—	—	—
Class R Shares	(84)	(341)	—	(266)	—	—
Class I Shares (a)	(731)	—	(285)	(36)	—	—
From net realized gains:
Class A Shares	(42,067)	(20,525)	(8,318)	(12,629)	—	—
Class C Shares	(2,606)	(928)	—	—	—	—
Class R Shares	(6,275)	(2,160)	(6,098)	(14,808)	—	—
Class I Shares (a)	(7,163)	—	(2,716)	—	—	—
Change in net assets resulting from distributions to shareholders	(60,475)	(27,580)	(17,532)	(28,106)	—	—
Change in net assets from capital transactions	514,134	527,451	163,815	158,788	8,524	916
Change in net assets	(189,847)	648,111	19,399	139,766	3,246	2,470
Net Assets:
Beginning of period	1,119,847	471,736	318,920	179,154	6,751	4,281
End of period	$930,000	$1,119,847	$338,319	318,920	$9,997	$6,751
Accumulated undistributed net investment income (loss)	$(65)	$(13)	$198	$(5)	$—	$(3)

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$624,916	$594,983	$181,533	$161,572	$10,624	$1,669
Dividends reinvested	36,458	20,256	5,821	12,829	—	—
Cost of shares redeemed	(298,323)	(310,974)	(98,544)	(96,227)	(3,257)	(1,099)
Total Class A Shares	$363,051	$304,265	$88,810	$78,174	$7,367	$570
Class C Shares:
Proceeds from shares issued	$34,737	$33,565	—	—	$1,448	$330
Dividends reinvested	1,356	392	—	—	—	—
Cost of shares redeemed	(13,579)	(7,919)	—	—	(771)	(85)
Total Class C Shares	$22,514	$26,038	—	—	$677	$245
Class R Shares:
Proceeds from shares issued	$99,403	$85,760	$25,603	$41,321	$560	$165
Dividends reinvested	5,191	1,891	5,437	13,463	—	—
Cost of shares redeemed	(46,388)	(24,612)	(26,580)	(27,298)	(80)	(64)
Total Class R Shares	$58,206	$63,039	$4,460	$27,486	$480	$101
Class I Shares (a):
Proceeds from shares issued	$102,530	$137,391	$90,068	$56,771	—	—
Dividends reinvested	7,882	—	2,940	36	—	—
Cost of shares redeemed	(40,049)	(3,282)	(22,463)	(3,679)	—	—
Total Class I Shares	$70,363	$134,109	$70,545	$53,128	—	—
Change in net assets from capital transactions	$514,134	$527,451	$163,815	$158,788	$8,524	$916
Share Transactions:
Class A Shares:
Issued	38,508	31,494	7,169	5,399	764	115
Reinvested	2,009	1,185	220	454	—	—
Redeemed	(18,714)	(16,552)	(4,124)	(3,294)	(238)	(72)
Total Class A Shares	21,803	16,127	3,265	2,559	526	43
Class C Shares:
Issued	2,140	1,832	—	—	100	23
Reinvested	77	24	—	—	—	—
Redeemed	(897)	(434)	—	—	(57)	(6)
Total Class C Shares	1,320	1,422	—	—	43	17
Class R Shares:
Issued	6,216	4,687	1,064	1,450	43	12
Reinvested	292	112	212	490	—	—
Redeemed	(2,984)	(1,331)	(1,101)	(947)	(6)	(5)
Total Class R Shares	3,524	3,468	175	993	37	7
Class I Shares (a):
Issued	6,496	7,254	3,546	1,958	—	—
Reinvested	436	—	112	1	—	—
Redeemed	(2,560)	(167)	(928)	(127)	—	—
Total Class I Shares	4,372	7,087	2,730	1,832	—	—
Change in Shares	31,019	28,104	6,170	5,384	606	67

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$20.21	$17.19		$16.24	$13.15	$14.12
Investment Activities:
Net investment income (loss)	0.04	0.06		0.05	— (a)	0.03
Net realized and unrealized gains (losses) on investments	(8.42)	3.90		2.53	3.16	2.05
Total from Investment Activities	(8.38)	3.96		2.58	3.16	2.08
Distributions:
Net investment income	(0.03)	(0.10)		(0.05)	(0.01)	(0.04)
Net realized gains from investments	(1.02)	(0.84)		(1.58)	(0.06)	(3.01)
Total Distributions	(1.05)	(0.94)		(1.63)	(0.07)	(3.05)
Net Asset Value, End of Period	$10.78	$20.21		$17.19	$16.24	$13.15
Total Return (excludes sales charge)	(43.55)%	24.11	%(b)	17.39%	24.13%	14.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$666,860	$809,314		$411,341	$186,744	$104,324
Ratio of expenses to average net assets	1.17%	1.17%		1.25%	1.30%	1.27%
Ratio of net investment income (loss) to average net assets	0.25%	0.28%		0.31%	(0.06)%	0.19%
Ratio of expenses to average net assets (c)	1.17%	1.17%		1.25%	1.33%	1.27%
Ratio of net investment income (loss) to average net assets (c)	0.25%	0.28%		0.31%	(0.09)%	0.19%
Portfolio turnover (d)	188%	125%		204%	196%	200%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$19.56	$16.77		$15.95	$13.01	$14.08
Investment Activities:
Net investment loss	(0.10)	(0.07)		(0.06)	(0.06)	(0.08	)(a)
Net realized and unrealized gains (losses) on investments	(8.10)	3.74		2.46	3.06	2.04
Total from Investment Activities	(8.20)	3.67		2.40	3.00	1.96
Distributions:
Net investment income	— (b)	(0.04)		—	—	(0.02)
Net realized gains from investments	(1.02)	(0.84)		(1.58)	(0.06)	(3.01)
Total Distributions	(1.02)	(0.88)		(1.58)	(0.06)	(3.03)
Net Asset Value, End of Period	$10.34	$19.56		$16.77	$15.95	$13.01
Total Return (excludes contingent deferred sales charge)	(44.05)%	22.90	%(c)	16.46%	23.12%	14.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$39,543	$49,026		$18,161	$2,331	$440
Ratio of expenses to average net assets	2.13%	2.10%		2.18%	2.10%	1.95%
Ratio of net investment loss to average net assets	(0.72)%	(0.68)%		(0.66)%	(0.84)%	(0.51)%
Ratio of expenses to average net assets (d)	2.13%	2.10%		2.23%	3.16%	3.97%
Ratio of net investment loss to average net assets (d)	(0.72)%	(0.68)%		(0.71)%	(1.90)%	(2.53)%
Portfolio turnover (e)	188%	125%		204%	196%	200%

(a)  Calculated using average shares for the period.

(b)  Rounds to less than $0.01 per share.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$19.82	$16.91		$16.02	$13.00	$14.02
Investment Activities:
Net investment income (loss)	(0.02)	0.01		— (a)	(0.02)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(8.23)	3.81		2.49	3.11	2.03
Total from Investment Activities	(8.25)	3.82		2.49	3.09	2.01
Distributions:
Net investment income	(0.01)	(0.07)		(0.02)	(0.01)	(0.02)
Net realized gains from investments	(1.02)	(0.84)		(1.58)	(0.06)	(3.01)
Total Distributions	(1.03)	(0.91)		(1.60)	(0.07)	(3.03)
Net Asset Value, End of Period	$10.54	$19.82		$16.91	$16.02	$13.00
Total Return	(43.73)%	23.66	%(c)	17.03%	23.83%	14.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$99,985	$118,250		$42,234	$10,760	$2,318
Ratio of expenses to average net assets	1.56%	1.48%		1.58%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.15)%	(0.04)%		(0.04)%	(0.35)%	(0.14)%
Ratio of expenses to average net assets (d)	1.56%	1.48%		1.58%	1.74%	2.80%
Ratio of net investment loss to average net assets (d)	(0.15)%	(0.04)%		(0.04)%	(0.49)%	(1.34)%
Portfolio turnover (e)	188%	125%		204%	196%	200%

(a)  Rounds to less than $0.01 per share.

(b)  Calculated using average shares for the period.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$20.22	$18.93
Investment Activities:
Net investment income	0.09	0.01
Net realized and unrealized gains (losses) on investments	(8.41)	1.28
Total from Investment Activities	(8.32)	1.29
Distributions:
Net investment income	(0.09)	—
Net realized gains from investments	(1.02)	—
Total Distributions	(1.11)	—
Net Asset Value, End of Period	$10.79	$20.22
Total Return (b)	(43.35)%	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$123,612	$143,257
Ratio of expenses to average net assets (c)	0.85%	0.85%
Ratio of net investment income to average net assets (c)	0.57%	0.41%
Portfolio turnover (d)	188%	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$29.09	$31.88		$29.44	$30.09	$26.39
Investment Activities:
Net investment income	0.03	0.11		0.09	0.07	0.04
Net realized and unrealized gains (losses) on investments	(7.83)	2.06		5.14	3.74	5.11
Total from Investment Activities	(7.80)	2.17		5.23	3.81	5.15
Distributions:
Net investment income	(0.02)	(0.11)		(0.06)	(0.06)	(0.05)
Net realized gains from investments	(1.51)	(4.85)		(2.73)	(4.40)	(1.40)
Total Distributions	(1.53)	(4.96)		(2.79)	(4.46)	(1.45)
Net Asset Value, End of Period	$19.76	$29.09		$31.88	$29.44	$30.09
Total Return (excludes sales charge)	(28.13)%	7.33	%(a)	19.56%	13.96%	20.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$166,798	$150,621		$83,487	$64,797	$52,169
Ratio of expenses to average net assets	1.53%	1.20%		1.11%	1.13%	1.15%
Ratio of net investment income to average net assets	0.10%	0.29%		0.32%	0.25%	0.16%
Ratio of expenses to average net assets (b)	1.53%	1.20%		1.11%	1.18%	1.20%
Ratio of net investment income to average net assets (b)	0.10%	0.29%		0.32%	0.20%	0.11%
Portfolio turnover (c)	115%	75%		73%	62%	68%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$28.31		$31.19		$28.90	$29.66	$26.06
Investment Activities:
Net investment income (loss)	—	(a)	0.02		— (a)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(7.61)		2.02		5.04	3.68	5.03
Total from Investment Activities	(7.61)		2.04		5.04	3.66	5.02
Distributions:
Net investment income	—	(a)	(0.07)		(0.02)	(0.02)	(0.02)
Net realized gains from investments	(1.51)		(4.85)		(2.73)	(4.40)	(1.40)
Total Distributions	(1.51)		(4.92)		(2.75)	(4.42)	(1.42)
Net Asset Value, End of Period	$19.19		$28.31		$31.19	$28.90	$29.66
Total Return	(28.21)%		7.03	%(b)	19.21%	13.61%	20.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$81,279		$114,983		$95,667	$92,320	$95,653
Ratio of expenses to average net assets	1.62%		1.45%		1.43%	1.45%	1.35%
Ratio of net investment income (loss) to average net assets	—	%(c)	0.06%		0.01%	(0.06)%	(0.04)%
Ratio of expenses to average net assets (d)	1.62%		1.45%		1.43%	1.53%	1.54%
Ratio of net investment income (loss) to average net assets (d)	—	%(c)	0.06%		0.01%	(0.14)%	(0.23)%
Portfolio turnover (e)	115%		75%		73%	62%	68%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Rounds to less than 0.01%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$29.10	$28.99
Investment Activities:
Net investment income	0.13	0.02
Net realized and unrealized gains (losses) on investments	(7.83)	0.11
Total from Investment Activities	(7.70)	0.13
Distributions:
Net investment income	(0.11)	(0.02)
Net realized gains from investments	(1.51)	—
Total Distributions	(1.62)	(0.02)
Net Asset Value, End of Period	$19.78	$29.10
Total Return (b)	(27.83)%	0.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$90,242	$53,316
Ratio of expenses to average net assets (c)	1.04%	1.05%
Ratio of net investment income to average net assets (c)	0.61%	0.45%
Portfolio turnover (d)	115%	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class A Shares
Year Ended	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Period Ended October 31, 2005	October 31, 2004(a)
Net Asset Value, Beginning of Period	$16.80	$12.76		$11.81	$10.19	$10.00
Investment Activities:
Net investment loss	(0.05)	(0.12)		(0.05)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	(6.80)	4.16		1.00	1.69	0.23
Total from Investment Activities	(6.85)	4.04		0.95	1.62	0.19
Net Asset Value, End of Period	$9.95	$16.80		$12.76	$11.81	$10.19
Total Return (excludes sales charge) (b)	(40.77)%	31.66	%(c)	8.04%	15.90%	1.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,119	$4,880		$3,149	$968	$731
Ratio of expenses to average net assets (d)	1.39%	1.40%		1.39%	1.32%	1.15%
Ratio of net investment loss to average net assets (d)	(0.60)%	(0.88)%		(0.76)%	(0.77)%	(0.68)%
Ratio of expenses to average net assets (d) (e)	1.50%	1.75%		4.16%	11.36%	14.35%
Ratio of net investment loss to average net assets (d) (e)	(0.71)%	(1.23)%		(3.53)%	(10.81)%	(13.88)%
Portfolio turnover (b) (f)	131%	54%		52%	58%	26%

(a)  Class A Shares commenced operations on December 1, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$16.32	$12.48		$11.64	$10.11	$10.00
Investment Activities:
Net investment loss	(0.19)	(0.20)		(0.16)	(0.08)	(0.12)
Net realized and unrealized gains (losses) on investments	(6.54)	4.04		1.00	1.61	0.23
Total from Investment Activities	(6.73)	3.84		0.84	1.53	0.11
Net Asset Value, End of Period	$9.59	$16.32		$12.48	$11.64	$10.11
Total Return (excludes contingent deferred sales charge) (b)	(41.24)%	30.77	%(c)	7.22%	15.13%	1.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,183	$1,305		$781	$548	$34
Ratio of expenses to average net assets (d)	2.10%	2.10%		2.10%	2.09%	1.90%
Ratio of net investment loss to average net assets (d)	(1.35)%	(1.59)%		(1.51)%	(1.61)%	(1.43)%
Ratio of expenses to average net assets (d) (e)	2.75%	3.64%		5.53%	13.55%	28.56%
Ratio of net investment loss to average net assets (d) (e)	(2.00)%	(3.13)%		(4.94)%	(13.07)%	(28.09)%
Portfolio turnover (b) (f)	131%	54%		52%	58%	26%

(a)  Class C Shares commenced operations on December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004(a)
Net Asset Value, Beginning of Period	$16.65	$12.67		$11.76	$10.17	$10.00
Investment Activities:
Net investment loss	(0.07)	(0.13)		(0.07)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	(6.75)	4.11		0.98	1.67	0.24
Total from Investment Activities	(6.82)	3.98		0.91	1.59	0.17
Net Asset Value, End of Period	$9.83	$16.65		$12.67	$11.76	$10.17
Total Return (b)	(40.96)%	31.41	%(c)	7.74%	15.63%	1.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$695	$566		$351	$75	$37
Ratio of expenses to average net assets (d)	1.65%	1.65%		1.65%	1.58%	1.40%
Ratio of net investment loss to average net assets (d)	(0.87)%	(1.13)%		(1.00)%	(1.05)%	(0.93)%
Ratio of expenses to average net assets (d) (e)	3.28%	4.78%		5.39%	26.87%	27.47%
Ratio of net investment loss to average net assets (d) (e)	(2.50)%	(4.26)%		(4.74)%	(26.34)%	(27.00)%
Portfolio turnover (b) (f)	131%	54%		52%	58%	26%

(a)  Class R Shares commenced operations December 31, 2003.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated..

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (5.1%)
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.00%, 10/10/45	$130	$122
Series 2005-6, Class A4 5.18% (a), 9/10/47	205	165
Bear Stearns Commercial Mortgage Securities Series 2001-T0P4, Class A3 5.61%, 11/15/33	175	166
Series 2003-T10, Class A2 4.74%, 3/13/40	90	79
Series 2007-PW16, Class A2 5.66% (a), 6/11/40	125	109
Chase Mortgage Finance Corp. Series 2005-A1, Class M 5.31% (a), 12/25/35	312	207
Series 2005-A2, Class M 5.44% (a), 1/25/36	213	140
Series 2007-A1, Class 1B2 4.52% (a), 2/25/37 (b)	97	17
Series 2007-A1, Class 1M 4.52% (a), 2/25/37	175	99
Series 2007-A1, Class 2B1 5.80% (a), 3/25/37 (b)	144	10
Series 2007-A2, Class 1B1 4.66% (a), 7/25/37 (b)	102	31
Series 2007-S1, Class AM 6.08%, 2/25/37	84	25
Series 2007-S1, Class B1 6.08%, 2/25/37	61	16
ChaseFlex Trust, Series 2005-2, Class 4A3, 6.00% , 5/25/20 (a)	131	117
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.72% , 3/15/49 (a)	95	62
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89% , 11/15/44 (a)	215	162
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	160	175
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% , 11/25/36 (a)	221	18
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4, 5.34% , 3/10/44 (a)	190	149
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28% , 8/10/38 (a)	175	154
GSR Mortgage Loan Trust Series 2006-6F, Class M1 6.29% (a), 7/25/36	288	182
Series 2006-8F, Class B1 6.45% (a), 9/25/36	245	99
JPMorgan Mortgage Trust Series 2005-A1, Class IB1 4.91% (a), 2/25/35	263	169
Series 2005-A2, Class B1 4.93% (a), 4/25/35 (c)	316	211
Series 2005-A3, Class 1B1 4.99%, 6/25/35	302	199
Series 2005-A4, Class B1 5.19% (a), 7/25/35	206	141
Series 2005-A6, Class 1B1 5.17% (a), 9/25/35	246	161
Series 2005-A8, Class B1 5.17% (a), 11/25/35 (c)	341	234
Series 2006-A1, Class B1 5.42% (a), 2/25/36 (c)	239	136
Series 2006-A2, Class IB1 5.68% (a), 4/25/36 (c)	358	215
Series 2006-A5, Class B1 5.90% (a), 8/25/36	99	64
Series 2006-S4, Class B1 6.40% (a), 1/25/37	121	56
Series 2006-S4, Class B2 6.40% (a), 1/25/37	149	63
Series 2007-A1, Class B1 4.81% (a), 7/25/35	139	81
Series 2007-A2, Class B2 5.84% (a), 4/25/37 (b)	148	17
Series 2007-A2, Class B3 5.84% (a), 4/25/37 (b)	100	8
Series 2007-A4, Class B1 5.74% (a), 6/25/37 (b)	219	44
Series 2007-A4, Class B2 5.74% (a), 6/25/37 (b)	100	10

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Merrill Lynch Mortagage Trust, Series 2005-LC1, Class A4, 5.29% (a), 1/12/44	$260	$209
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65% (a), 6/13/42	210	160
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 4.65% (a), 8/25/34 (b)	89	35
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.46% (a), 4/25/34	129	88
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2, 5.68% (a), 5/15/43	80	75
Total Collateralized Mortgage Obligations (Cost $7,575)		4,680
Commercial Paper (3.2%)
General Electric Co., 0.20% , 11/3/08 (d)	2,908	2,908
Total Commercial Paper (Cost $2,908)		2,908
Common Stocks (61.5%)
Aerospace/Defense (2.1%):
Boeing Co.	36,079	1,886
Agricultural Operations (0.7%):
Archer-Daniels-Midland Co.	33,200	688
Aluminum (0.7%):
Alcoa, Inc.	55,900	643
Automotive Parts (0.6%):
Eaton Corp.	12,898	575
Banks (5.1%):
JPMorgan Chase & Co.	67,830	2,798
U.S. Bancorp	35,800	1,067
Wells Fargo & Co. (e)	23,463	799
		4,664
Beverages (3.7%):
Diageo PLC, ADR (e)	20,100	1,250
PepsiCo, Inc.	36,882	2,103
		3,353
Biotechnology (1.9%):
Amgen, Inc. (f)	11,800	707
Genentech, Inc. (f)	12,381	1,027
		1,734
Brokerage Services (2.3%):
Charles Schwab Corp.	108,344	2,072
Building Materials (0.4%):
USG Corp. (e) (f)	26,731	396
Computers & Peripherals (2.6%):
Apple Computer, Inc. (f)	13,400	1,442
EMC Corp. (f)	79,700	939
		2,381

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cosmetics & Toiletries (2.1%):
Estee Lauder Cos., Class A	22,090	$796
Procter & Gamble Co.	17,488	1,129
		1,925
Electronics (2.5%):
General Electric Co.	119,153	2,325
Engineering (0.4%):
Foster Wheeler Ltd. (f)	12,667	347
Financial Services (3.1%):
Citigroup, Inc.	131,500	1,795
Goldman Sachs Group, Inc.	11,000	1,017
		2,812
Home Builders (0.7%):
Toll Brothers, Inc. (f)	28,486	659
Internet Business Services (0.6%):
Google, Inc., Class A (f)	1,500	539
Internet Service Provider (0.6%):
Yahoo!, Inc. (f)	44,147	566
Investment Companies (0.9%):
Invesco Ltd.	54,905	819
Manufacturing — Diversified (0.9%):
Siemens AG, Sponsored ADR (e)	14,000	842
Manufacturing — Miscellaneous (0.1%):
3M Co.	800	51
Mining (0.8%):
Barrick Gold Corp.	20,389	463
Newmont Mining Corp.	9,100	240
		703
Oil & Gas Exploration — Production & Services (1.1%):
Chesapeake Energy Corp.	46,800	1,028
Oil Companies — Integrated (1.0%):
Exxon Mobil Corp.	10,600	785
Hess Corp.	1,557	94
		879
Oilfield Services & Equipment (4.6%):
Halliburton Co.	98,436	1,948
Schlumberger Ltd.	43,180	2,230
		4,178
Pharmaceuticals (3.2%):
Johnson & Johnson	30,900	1,896
Merck & Co., Inc.	32,900	1,018
		2,914
Radio & Television (1.0%):
Comcast Corp., Class A	57,700	909

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Restaurants (3.2%):
McDonald's Corp.	35,899	$2,080
Starbucks Corp. (f)	65,600	861
		2,941
Retail (1.1%):
Target Corp.	24,400	979
Retail — Drug Stores (2.0%):
CVS Caremark Corp.	59,928	1,837
Retail — Specialty Stores (2.7%):
Lowe's Cos., Inc.	113,593	2,465
Semiconductors (3.7%):
Intel Corp.	129,714	2,075
Maxim Integrated Products, Inc.	26,140	356
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (e)	118,633	980
		3,411
Software & Computer Services (2.0%):
Microsoft Corp.	62,500	1,396
Oracle Corp. (f)	23,800	435
		1,831
Transportation Services (1.2%):
United Parcel Service, Inc., Class B	20,635	1,089
Utilities — Electric (1.9%):
Exelon Corp.	22,472	1,219
Public Service Enterprise Group, Inc.	16,888	475
		1,694
Total Common Stocks (Cost $67,909)		56,135
Corporate Bonds (13.1%)
Aerospace/Defense (0.0%):
General Dynamics Corp., 4.50%, 8/15/10	$19	19
Airlines (0.2%):
Delta Air Lines, Inc., Series 02-1, 6.42%, 7/2/12	270	202
Automotive (0.1%):
DaimlerChrysler North America Holding Corp.
7.30%, 1/15/12	62	51
8.50%, 1/18/31	22	17
		68
Banks (1.1%):
Asian Development Bank, 4.50%, 9/4/12, MTN	40	42
Bank of America Corp. 6.25%, 4/15/12	60	60
5.63%, 10/14/16	80	69
European Investment Bank, 5.13%, 9/13/16	65	68
Fifth Third Bancorp, 4.50%, 6/1/18	73	41

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
First Union Capital I, Series A, 7.94%, 1/15/27, Callable 12/11/08 @ 103.57	$200	$145
Greenpoint Bank, 9.25%, 10/1/10	55	52
Inter-American Development Bank, 4.50%, 9/15/14	70	69
International Bank Recon & Development, 7.63%, 1/19/23	15	19
KFW 4.63%, 1/20/11	85	89
4.13%, 10/15/14	55	56
Korea Developmental Bank, Series 6, 5.75%, 9/10/13	35	28
Mellon Funding Corp., 6.38%, 2/15/10	85	85
Wells Fargo Co. 5.13%, 9/15/16 (e)	50	43
5.63%, 12/11/17	180	159
		1,025
Beverages (0.5%):
Coca-Cola Enterprises, Inc.
8.50%, 2/1/12	37	40
8.50%, 2/1/22	25	26
Pepsico, Inc., 7.90%, 11/1/18	340	359
		425
Building — Residential & Commercial (0.2%):
KB Home, 8.63%, 12/15/08	210	208
Chemicals (0.1%):
Dow Chemical Co., 6.00%, 10/1/12	20	19
E.I. du Pont de Nemours & Co., 4.88%, 4/30/14 (e)	30	28
Eastman Chemical, 7.60%, 2/1/27	11	10
		57
Computers & Peripherals (0.0%):
International Business Machines Corp., 6.50%, 1/15/28	50	44
Cosmetics & Toiletries (0.1%):
Gillette Co., 3.80%, 9/15/09	25	25
Kimberly-Clark Corp. 5.00%, 8/15/13	40	39
6.25%, 7/15/18	25	23
Procter & Gamble Co., 4.95%, 8/15/14	20	20
		107
Electric Integrated (0.7%):
Dominion Resources, Inc., Series C, 5.15%, 7/15/15	30	25
Entergy Gulf States, 6.18%, 3/1/35, Callable 3/1/10 @ 100	125	85
MidAmerican Energy Holdings, 6.50%, 9/15/37	45	35
Ohio Edison, 8.25%, 10/15/38	190	185
PPL Electric Utilities 6.25%, 8/15/09	110	110
7.13%, 11/30/13	155	158
Southern California Edison Co., 5.63%, 2/1/36	48	38
		636
Electronics (0.1%):
General Electric Co., 5.25%, 12/6/17	55	46

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financial Services (2.0%):
American Express Credit Co., Series C, 7.30%, 8/20/13	$130	$115
American General Finance, 3.88%, 10/1/09, MTN	38	22
Boeing Capital Corp., 5.80%, 1/15/13	18	17
Caterpillar Financial Service Corp. 4.50%, 6/15/09	30	30
4.60%, 1/15/14, MTN	15	13
CIT Group, Inc., 7.75%, 4/2/12	55	29
Citigroup, Inc., 5.00%, 9/15/14	60	47
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	95	93
General Electric Capital Corp., Series A 4.25%, 9/13/10, MTN	40	39
6.00%, 6/15/12, MTN	53	51
6.15%, 8/7/37, MTN	40	29
Goldman Sachs Group, Inc. 6.88%, 1/15/11	36	35
5.75%, 10/1/16	105	87
HSBC Finance Corp. 4.13%, 11/16/09	155	149
6.75%, 5/15/11	52	49
John Deere Capital Corp., 5.10%, 1/15/13	25	23
JPMorgan Chase & Co. 6.75%, 2/1/11	100	99
5.15%, 10/1/15	85	74
6.40%, 5/15/38 (c)	415	356
Merrill Lynch & Co., Inc., 6.88%, 4/25/18, MTN	300	266
Reckson Operating Partnership LP, 7.75%, 3/15/09	135	133
SLM Corp., Series A, 5.63%, 1/25/25, Callable 1/25/10 @ 100, MTN	115	48
Toyota Motor Credit Corp., 4.25%, 3/15/10	30	30
Unilever Capital Corp., 5.90%, 11/15/32	38	31
		1,865
Food Distributors, Supermarkets & Wholesalers (0.1%):
Kroger Co., 7.50%, 4/1/31	17	15
Safeway, Inc., 7.50%, 9/15/09	32	32
		47
Forest Products & Paper (0.3%):
Weyerhaeuser Co.
6.75%, 3/15/12	24	21
7.38%, 3/15/32	392	269
		290
Governments — Foreign (0.6%):
Federal Republic of Brazil 7.88%, 3/7/15	70	71
7.13%, 1/20/37	100	92
Province of Ontario 3.63%, 10/21/09 (e)	45	45
5.13%, 7/17/12	49	52
Province of Quebec, 4.88%, 5/5/14 (e)	55	57

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Republic of Italy
4.50%, 1/21/15 (e)	$90	$93
6.88%, 9/27/23	41	48
United Mexican States
9.88%, 2/1/10	63	68
6.38%, 1/16/13, MTN	70	70
		596
Health Care (0.4%):
Health Net, Inc., 6.38%, 6/1/17	210	132
Humana, Inc., 7.20%, 6/15/18 (e)	155	124
UnitedHealth Group, Inc., 4.88%, 3/15/15	40	34
WellPoint, Inc.
6.80%, 8/1/12	20	21
5.95%, 12/15/34	25	19
		330
Insurance (0.2%):
Allstate Life Global Funding Trust, 4.50%, 5/29/09	30	30
Cigna Corp., 7.00%, 1/15/11	10	10
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	36	33
MetLife, Inc., 5.38%, 12/15/12	30	27
Prudential Financial, Inc.
5.10%, 12/14/11, MTN	20	18
5.10%, 9/20/14, MTN	60	45
		163
Media (0.0%):
News America, Inc., 6.20%, 12/15/34	24	18
Time Warner, Inc., 6.88%, 5/1/12	30	27
		45
Medical Supplies (0.1%):
Baxter International, Inc., 4.63%, 3/15/15	35	32
Cardinal Health, Inc.
6.75%, 2/15/11	30	29
5.85%, 12/15/17	30	24
		85
Metal Fabrication (0.1%):
Timken Co., 5.75%, 2/15/10	105	103
Office Furnishing (0.2%):
Steelcase, Inc., 6.50%, 8/15/11	150	157
Oil & Gas — Exploration & Production (1.8%):
Baker Hughes, Inc., 7.50%, 11/15/18	95	93
Cameron International Corp., 6.38%, 7/15/18	95	79
Enterprise Products Operating LP, Series B, 4.63%, 10/15/09	235	225
Kinder Morgan Energy Partners LP, 7.50%, 11/1/10	165	158
Merey Sweeny LP, 8.85%, 12/18/19 (g)	212	215
Nabors Industries, Inc., 6.15%, 2/15/18	200	160
Nexen, Inc., 6.40%, 5/15/37	320	218

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pemex Project Funding Master Trust, 6.63%, 6/15/35 (e)	$45	$34
Western Oil Sands, Inc., 8.38%, 5/1/12	475	476
		1,658
Oil Companies — Integrated (0.5%):
ConocoPhillips Co., 8.75%, 5/25/10	36	38
Hess Corp., 6.65%, 8/15/11	130	122
Suncor Energy, Inc., 6.10%, 6/1/18 (e)	365	289
		449
Pharmaceuticals (0.1%):
Wyeth
6.95%, 3/15/11	30	31
6.50%, 2/1/34	40	32
		63
Pipelines (1.6%):
El Paso Corp., 6.75%, 5/15/09 (e)	180	173
NGPL PipeCo LLC, 7.77%, 12/15/37 (g)	270	204
NuStar Logistics LP, 7.65%, 4/15/18	170	139
ONEOK, Inc., 6.00%, 6/15/35	255	150
Plains All American Pipeline LP, Series WI, 6.50%, 5/1/18	230	170
Rockies Express Pipeline LLC, 6.85%, 7/15/18 (g)	100	85
Teppco Partners LP, 6.13%, 2/1/13	165	150
Williams Cos., Inc.
7.63%, 7/15/19	175	144
7.88%, 9/1/21	260	215
		1,430
Radio & Television (0.7%):
British Sky Broadcasting PLC, 8.20%, 7/15/09	150	149
Comcast Corp.
4.95%, 6/15/16	55	44
6.45%, 3/15/37	50	38
Cox Communications, Inc.
7.88%, 8/15/09	185	177
7.13%, 10/1/12	75	72
Time Warner Cable, Inc., 6.75%, 7/1/18	160	137
		617
Railroads (0.3%):
Burlington Northern Santa Fe, Inc.
7.13%, 12/15/10	60	61
5.75%, 3/15/18	50	44
Canadian Pacific Railway Co., 7.13%, 10/15/31	210	142
		247
Retail — Discount (0.1%):
Target Corp.
5.38%, 6/15/09	28	28
5.88%, 3/1/12	33	33
Wal-Mart Stores, Inc., 4.13%, 2/15/11	31	31
		92

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Software & Computer Services (0.1%):
Oracle Corp., 5.75%, 4/15/18	$60	$52
Telecommunications — Cellular (0.1%):
New Cingular Wireless Services, 8.13%, 5/1/12	23	23
Vodafone Group PLC 5.63%, 2/27/17	35	29
6.15%, 2/27/37	35	26
		78
Telecommunications — Equipment (0.0%):
Motorola, Inc., 7.63%, 11/15/10	17	15
Tobacco (0.1%):
Philip Morris International, Inc., 5.65%, 5/16/18 (e)	125	107
Utilities — Electric (0.2%):
Dominion Resources, Inc.
Series A 5.60%, 11/15/16	50	41
Series B 6.25%, 6/30/12	15	14
Hydro-Quebec, 8.05%, 7/7/24	37	48
Pacific Gas & Electric Co. 4.80%, 3/1/14	36	32
6.05%, 3/1/34	48	36
Progress Energy, Inc., 6.85%, 4/15/12	37	35
		206
Utilities — Telecommunications (0.4%):
AT&T Corp., 8.00%, 11/15/31	153	141
AT&T, Inc., 5.10%, 9/15/14	20	17
British Telecom PLC, 8.63%, 12/15/10	125	124
Verizon Communications, Inc. 8.75%, 11/1/18	55	56
8.95%, 3/1/39	60	61
		399
Total Corporate Bonds (Cost $13,411)		11,931
Municipal Bonds (1.4%)
Florida (0.1%):
Volusia County Sales Tax Revenue, 5.00%, 10/1/18, FSA	130	132
Illinois (0.1%):
State Taxable Pension, GO, 5.10%, 6/1/33	70	58
Minnesota (0.2%):
State, GO, 5.00%, 11/1/10	170	178
New Jersey (0.3%):
State Transportation Trust Fund Authority, Series B, 5.50%, 12/15/20, FGIC	270	275
North Carolina (0.2%):
Mecklenburg County, GO, 5.00%, 2/1/18	140	148

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (0.2%):
Columbus Sewer Revenue, 4.25%, 6/1/30, Callable 12/1/17 @ 100	$110	$89
State, GO, Series D, 5.00%, 9/15/16	90	94
		183
Texas (0.1%):
Fort Worth Independent School District, GO, 5.00%, 2/15/17, PSF-GTD	115	121
Washington (0.2%):
State, GO, Series D, 5.00%, 1/1/18	180	187
Total Municipal Bonds (Cost $1,394)		1,282
U.S. Government Agency Securities (0.1%)
Federal Home Loan Mortgage Corp.
4.50%, 1/15/14 (e)	50	50
6.75%, 9/15/29	37	42
Total U.S. Government Agency Securities (Cost $93)		92
U.S. Government Mortgage Backed Agencies (11.3%)
Federal Home Loan Mortgage Corp. 5.00%, 6/1/33 – 6/1/34	751	712
5.50%, 10/1/36 – 6/1/37	474	463
6.00%, 9/1/21	168	169
6.50%, 5/1/26 – 1/1/36	457	468
7.00%, 7/1/29 – 7/1/32	217	222
7.50%, 7/1/37	102	106
8.00%, 6/1/30	9	10
Federal National Mortgage Assoc. 4.50%, 1/1/35	306	279
5.00%, 11/1/33 – 11/1/38 (h)	1,579	1,500
5.50%, 2/1/22 – 11/1/36 (c)	2,853	2,800
6.00%, 10/1/29 – 11/1/37	841	841
6.27% (a), 5/1/36	65	66
6.50%, 3/1/29 – 12/1/37	1,154	1,173
7.00%, 12/1/27 – 12/1/37 (c)	1,106	1,162
7.50%, 11/1/29	26	27
8.00%, 11/1/19 – 3/1/30	93	100
8.50%, 11/1/17	6	6
10.00%, 11/1/13	13	15
10.50%, 11/1/13	17	19
11.00%, 11/1/13	20	23
Government National Mortgage Assoc., 5.50%, 7/15/34	182	179
Total U.S. Government Mortgage Backed Agencies (Cost $10,511)		10,340
U.S. Treasury Obligations (4.3%)
U.S. Treasury Bonds 8.00%, 11/15/21 (e)	45	58
6.13%, 11/15/27	17	20
4.38%, 2/15/38	15	15

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Notes 3.88%, 5/15/09	$376	$381
4.25%, 1/15/11 – 8/15/13 (e)	955	1,016
4.63%, 7/31/12 (e)	304	332
3.50%, 5/31/13 (e)	215	223
3.13%, 8/31/13 – 9/30/13 (e) (h)	1,051	1,069
5.13%, 5/15/16 (e)	138	150
4.00%, 8/15/18 (e) (h)	630	631
Total U.S. Treasury Obligations (Cost $3,879)		3,895
Short-Term Securities Held as Collateral for Securities Lending (5.8%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	5,277	5,277
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $5,277)		5,277
Total Investments (Cost $112,957) — 105.8%		96,540
Liabilities in excess of other assets — (5.8)%		(5,322)
NET ASSETS — 100.0%		$91,218

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Securities valued at fair value using methods approved by the Board of Trustees and representing 0.2% of net assets as of 10/31/08.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate represents the effective yield at purchase.

(e)  A portion or all of the security was held on loan.

(f)  Non-income producing security.

(g)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(h)  Security purchased on a "when-issued" basis.

ADR — American Depositary Receipt

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Federal Security Assurance

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

PSF-GTD — Public School Fund Guaranteed

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns	D.R. Horton, Inc. 5.38%, 6/15/12	Sell	4.75%	12/20/08	$400	$—	(a)
Bear Stearns	Pulte Homes, Inc. 5.25%, 1/15/14	Sell	4.70%	12/20/08	200	2
Bear Stearns	Pulte Homes, Inc. 5.25%, 1/15/14	Sell	5.00%	12/20/08	200	1
						$3

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commercial Paper (0.8%)
General Electric Co., 0.20% (a), 11/3/08	$219	$219
Total Commercial Paper (Cost $219)		219
Convertible Corporate Bonds (72.3%)
Audio & Video Products (2.0%):
Dominion Resources, Inc., Convertible Subordinated Notes, Series C, 2.13%, 12/15/23 (b)	525	534
Banks (5.5%):
National City Corp., Convertible Subordinated Notes, 4.00%, 2/1/11	380	317
U.S. Bancorp, Convertible Subordinated Notes, 1.36% (c), 12/11/35 (d)	1,235	1,190
		1,507
Beverages (0.8%):
Molson Coors Brewing Co., Convertible Subordinated Notes, 2.50%, 7/30/13	235	215
Building — Residential & Commercial (2.2%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24, Callable 2/16/09 @ 100	415	592
Casino Services (1.7%):
International Game Technology, Convertible Subordinated Notes, 2.60%, 12/15/36 (e)	515	464
Computers & Peripherals (5.4%):
Avnet, Inc., Convertible Subordinated Notes, 2.00%, 3/15/34 (d)	100	96
EMC Corp., Convertible Subordinated Notes 1.75%, 12/1/13 (f)	330	298
1.75%, 12/1/13	930	841
NetApp, Inc., Convertible Subordinated Notes, 1.75%, 6/1/13 (f)	375	247
		1,482
Consumer Products (0.3%):
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes, 3.75%, 10/15/12	95	71
Entertainment (2.7%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21 (d)	885	740
Financial Services (2.7%):
Affiliated Managers Group, Inc., Convertible Subordinated Notes, 3.95%, 8/15/38, Callable 8/15/13 @ 100 (f)	360	223
Prudential Financial, Inc., Convertible Subordinated Notes, 1.19% (c), 12/15/37 (d)	100	91
USF&G Corp., 0.00%, 3/3/09 (d)	435	412
		726
Health Care (4.6%):
Allergan, Inc., Convertible Subordinated Notes, 1.50%, 4/1/26, Callable 4/5/11 @ 100	450	406
Medtronic, Inc., Convertible Subordinated Notes, 1.63%, 4/15/13 (f)	990	854
		1,260

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Manufacturing — Miscellaneous (1.6%):
3M Co., Convertible Subordinated Notes, 0.00%, 11/21/32 (d)	$575	$423
Mining (2.5%):
Newmont Mining Corp., Convertible Subordinated Notes 1.63%, 7/15/17 (f)	910	641
1.63%, 7/15/17	55	39
		680
Oil & Gas Exploration — Production & Services (7.5%):
Chesapeake Energy Corp., Convertible Subordinated Notes, 2.25%, 12/15/38 (d)	340	169
Nabors Industries, Inc., Convertible Subordinated Notes, 0.94%, 5/15/11	720	567
Transocean, Inc., Convertible Subordinated Notes Series A, 1.63%, 12/15/37 (d)	315	277
Series B, 1.50%, 12/15/37 (d)	885	708
Series C, 1.50%, 12/15/37 (d)	420	320
		2,041
Oil Marketing & Refining (1.2%):
Sunoco, Inc., Convertible Subordinated Notes, 6.75%, 6/15/12 (d)	205	314
Oilfield Services & Equipment (4.3%):
Cameron International Corp., Convertible Subordinated Notes, 2.50%, 6/15/26, Callable 6/20/11@ 100	560	533
Schlumberger Ltd., Convertible Subordinated Notes 2.13%, 6/1/23 (b) (f)	90	119
2.13%, 6/1/23 (b)	400	527
		1,179
Pharmaceuticals (8.1%):
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20 (e)	1,047	892
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, Series C, 0.25%, 2/1/26 (d)	1,000	936
Wyeth, Convertible Subordinated Notes, 2.62% (c), 1/15/24 (b)	400	383
		2,211
Pipelines (2.1%):
CenterPoint Energy, Inc., Convertible Subordinated Notes, 6.00%, 3/15/12 (d)	586	568
Railroads (1.1%):
CSX Corp., Convertible Subordinated Notes, 0.00%, 10/30/21 (e)	180	292
Real Estate Investment Trusts (5.1%):
Hospitality Properties Trust, Convertible Subordinated Notes, 3.80%, 3/15/27, Callable 3/20/12 @ 100	575	325
ProLogis Trust, Convertible Subordinated Notes, 2.25%, 4/1/37, Callable 4/5/12 @ 100 (f)	905	412
Vornado Realty Trust, Convertible Subordinated Notes, 3.63%, 11/15/26 (d)	870	654
		1,391
Retail — Specialty Stores (2.9%):
Best Buy Co., Inc., Convertible Subordinated Notes, 2.25%, 1/15/22 (e)	570	447
TJX Cos., Inc., Convertible Subordinated Notes, 0.00%, 2/13/21 (d)	400	351
		798

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Semiconductors (2.3%):
Intel Corp., Convertible Subordinated Notes, 2.95%, 12/15/35	$890	$635
Telecommunications — Services & Equipment (3.5%):
Nextel Communications, Inc., Convertible Subordinated Notes, 5.25%, 1/15/10 (d)	1,135	959
Transportation Services (2.2%):
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23 (d)	510	589
Total Convertible Corporate Bonds (Cost $23,424)		19,671
Convertible Preferred Stocks (26.2%):
Banks (3.9%):
Bank of America Corp., Series L, 7.25%	1,496	1,047
Chemicals (0.7%):
Celanese Corp., 4.25%	9,550	178
Consumer Products (1.8%):
Archer Daniels Midland Co., 6.25%	17,405	500
Energy (2.2%):
Chesapeake Energy Corp., 4.50%	9,500	589
Financial Services (8.7%):
Citigroup, Inc., Series T, 6.50%	27,200	876
Fifth Third Bancorp, Series G, 8.50%	1,970	200
Huntington Bancshares, Inc., Series A, 8.50%	357	329
Legg Mason, Inc., 7.00%	2,700	62
Newell Financial Trust I, 5.25%	20,400	566
Wachovia Corp., Series L, 7.50%	490	326
		2,359
Insurance (0.8%):
MetLife, Inc., 6.38%	26,800	233
Office Equipment & Supplies (0.8%):
Avery Dennison Corp., 7.88%	6,500	221
Pharmaceuticals (1.6%):
Schering-Plough Corp., 6.00%	3,230	435
Real Estate Investment Trusts (2.1%):
HRPT Properties Trust, Series D, 6.50%	18,900	180
Simon Property Group, Inc., 6.00%	7,370	385
		565
Savings & Loans (3.6%):
New York Community Capital Trust V, 6.00%	18,700	729
Sovereign Capital Trust IV, 4.375%	16,000	256
		985
Total Convertible Preferred Stocks (Cost $11,285)		7,112
Total Investments (Cost $34,928) — 99.3%		27,002
Other assets in excess of liabilities — 0.7%		195
NET ASSETS — 100.0%		$27,197

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

(a)  Rate represents the effective yield at purchase.

(b)  Continuously callable with 20 days notice.

(c)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(d)  Continuously callable with 30 days notice.

(e)  Continuously callable with 15 days notice.

(f)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

LLC — Limited Liability Co.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund	Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $112,957 and, $34,928) (a)	$96,540	$27,002
Cash	50	51
Unrealized appreciation on credit default swap agreements	3	—
Interest and dividends receivable	462	183
Receivable for capital shares issued	233	46
Receivable for investments sold	6,403	—
Receivable from Adviser	10	2
Prepaid expenses	21	9
Total Assets	103,722	27,293
LIABILITIES:
Payable for investments purchased	7,127	52
Payable for capital shares redeemed	3	11
Payable for return of collateral received	5,277	—
Accrued expenses and other payables:
Investment advisory fees	47	19
Administration fees	7	2
Custodian fees	7	1
Transfer agent fees	6	2
Trustee fees	— (b)	— (b)
Shareholder servicing fees	6	4
12b-1 fees	2	—
Other accrued expenses	22	5
Total Liabilities	12,504	96
NET ASSETS:
Capital	112,373	39,538
Accumulated undistributed net investment income	191	452
Accumulated net realized losses from investments	(4,932)	(4,867)
Net unrealized depreciation on investments	(16,414)	(7,926)
Net Assets	$91,218	$27,197
Net Assets
Class A Shares	$28,442	$16,895
Class C Shares	430	—
Class R Shares	2,882	—
Class I Shares	59,464	10,302
Total	$91,218	$27,197
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,773	2,084
Class C Shares	42	—
Class R Shares	281	—
Class I Shares	5,807	1,272
Total	8,903	3,356
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$10.26	$8.11
Class C Shares (d)	$10.21	—
Class R Shares	$10.25	—
Class I Shares	$10.24	$8.10
Maximum Sales Charge — Class A Shares	5.75%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.89	$8.28

(a)  Balanced Fund includes securities on loan of $5,084.

(b)  Rounds to less than $1,000.

(c)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$2,423	$543
Dividend income	1,396	1,002
Income from securities lending, net	49	—
Total Income	3,868	1,545
Expenses:
Investment advisory fees	722	363
Administration fees	111	45
Shareholder servicing fees — Class A Shares	93	86
12b-1 fees — Class C Shares	5	—
12b-1 fees — Class R Shares	18	—
Custodian fees	48	9
Transfer agent fees	21	9
Transfer agent fees — Class A Shares	7	4
Transfer agent fees — Class C Shares	1	—
Transfer agent fees — Class R Shares	2	—
Transfer agent fees — Class I Shares	5	1
Trustees' fees	8	3
Legal and audit fees	16	4
State registration and filing fees	56	36
Other expenses	64	15
Total Expenses	1,177	575
Expenses waived/reimbursed by Adviser	(47)	(6)
Net Expenses	1,130	569
Net Investment Income	2,738	976
Realized/Unrealized Losses from Investment Transactions
Net realized losses from investment transactions	(4,439)	(4,397)
Net realized losses from swaps	(2)	—
Change in unrealized appreciation/depreciation on investments and swaps	(29,999)	(14,522)
Net realized/unrealized losses from investments and swaps	(34,440)	(18,919)
Change in net assets resulting from operations	$(31,702)	$(17,943)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$2,738	$2,467	$976	$1,080
Net realized gains (losses) from investment transactions and swaps	(4,441)	13,638	(4,397)	6,141
Change in unrealized appreciation/ depreciation on investments and swaps	(29,999)	2,122	(14,522)	870
Net increase from payments by Adviser	—	96	—	47
Change in net assets resulting from operations	(31,702)	18,323	(17,943)	8,138
Distributions to shareholders:
From net investment income:
Class A Shares	(843)	(2,062)	(2,120)	(406)
Class C Shares	(7)	(5)	—	—
Class R Shares	(64)	(50)	—	—
Class I Shares (a)	(1,989)	(291)	(827)	(14)
From net realized gains:
Class A Shares	(4,499)	(1,290)	(3,874)	(1,447)
Class C Shares	(56)	(4)	—	—
Class R Shares	(387)	(40)	—	—
Class I Shares (a)	(8,598)	—	(972)	—
Change in net assets resulting from distributions to shareholders	(16,443)	(3,742)	(7,793)	(1,867)
Change in net assets from capital transactions	1,760	(3,001)	(11,207)	(4,368)
Change in net assets	(46,385)	11,580	(36,943)	1,903
Net Assets:
Beginning of period	137,603	126,023	64,140	62,237
End of period	$91,218	$137,603	$27,197	$64,140
Accumulated undistributed net investment income	$191	$219	$452	$1,730

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,290	$11,185	$3,537	$7,781
Dividends reinvested	5,132	3,297	5,712	1,800
Cost of shares redeemed	(10,360)	(100,635)	(25,527)	(26,147)
Total Class A Shares	$(1,938)	$(86,153)	$(16,278)	$(16,566)
Class C Shares:
Proceeds from shares issued	$285	$211	—	—
Dividends reinvested	42	6	—	—
Cost of shares redeemed	(255)	(125)	—	—
Total Class C Shares	$72	$92	—	—
Class R Shares:
Proceeds from shares issued	$1,084	$624	—	—
Dividends reinvested	442	85	—	—
Cost of shares redeemed	(1,126)	(1,029)	—	—
Total Class R Shares	$400	$(320)	—	—
Class I Shares (a):
Proceeds from shares issued	$6,330	$84,480	$7,560	$12,639
Dividends reinvested	10,587	291	1,799	14
Cost of shares redeemed	(13,691)	(1,391)	(4,288)	(455)
Total Class I Shares	$3,226	$83,380	$5,071	$12,198
Change in net assets from capital transactions	$1,760	$(3,001)	$(11,207)	$(4,368)
Share Transactions:
Class A Shares:
Issued	255	774	289	567
Reinvested	381	230	451	136
Redeemed	(807)	(6,828)	(2,153)	(1,876)
Total Class A Shares	(171)	(5,824)	(1,413)	(1,173)
Class C Shares:
Issued	23	16	—	—
Reinvested	3	— (b)	—	—
Redeemed	(21)	(9)	—	—
Total Class C Shares	5	7	—	—
Class R Shares:
Issued	86	43	—	—
Reinvested	33	6	—	—
Redeemed	(89)	(71)	—	—
Total Class R Shares	30	(22)	—	—
Class I Shares (a):
Issued	497	5,704	629	897
Reinvested	788	19	146	1
Redeemed	(1,110)	(91)	(369)	(32)
Total Class I Shares	175	5,632	406	866
Change in shares	39	(207)	(1,007)	(307)

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$15.54	$13.89		$12.58	$12.08	$11.24
Investment Activities:
Net investment income	0.27	0.28		0.21	0.20	0.17
Net realized and unrealized gains (losses) on investments and swaps	(3.74)	1.78		1.32	0.53	0.88
Total from Investment Activities	(3.47)	2.06		1.53	0.73	1.05
Distributions:
Net investment income	(0.28)	(0.26)		(0.22)	(0.23)	(0.21)
Net realized gains on investments	(1.53)	(0.15)		—	—	—
Total Distributions	(1.81)	(0.41)		(0.22)	(0.23)	(0.21)
Net Asset Value, End of Period	$10.26	$15.54		$13.89	$12.58	$12.08
Total Return (excludes sales charge)	(24.92)%	15.11	%(a)	12.25%	6.08%	9.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,442	$45,744		$121,807	$128,543	$124,494
Ratio of expenses to average net assets	1.15%	1.09%		1.18%	1.21%	1.26%
Ratio of net investment income to average net assets	2.07%	1.87%		1.55%	1.62%	1.42%
Ratio of expenses to average net assets (b)	1.15%	1.09%		1.18%	1.27%	1.30%
Ratio of net investment income to average net assets (b)	2.07%	1.87%		1.55%	1.56%	1.38%
Portfolio turnover (c)	201%	171%		153%	127%	134%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$15.49	$13.87		$12.56	$12.06	$11.22
Investment Activities:
Net investment income	0.16	0.14		0.11	0.10	0.12
Net realized and unrealized gains (losses) on investments and swaps	(3.73)	1.77		1.31	0.53	0.88
Total from Investment Activities	(3.57)	1.91		1.42	0.63	1.00
Distributions:
Net investment income	(0.18)	(0.14)		(0.11)	(0.13)	(0.16)
Net realized gains from investments	(1.53)	(0.15)		—	—	—
Total Distributions	(1.71)	(0.29)		(0.11)	(0.13)	(0.16)
Net Asset Value, End of Period	$10.21	$15.49		$13.87	$12.56	$12.06
Total Return (excludes contingent deferred sales charge)	(25.61)%	13.95	%(a)	11.35%	5.25%	8.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$430	$566		$416	$415	$457
Ratio of expenses to average net assets	2.00%	2.00%		2.00%	2.00%	1.70%
Ratio of net investment income to average net assets	1.22%	0.95%		0.71%	0.85%	0.94%
Ratio of expenses to average net assets (b)	4.15%	3.88%		4.06%	4.12%	4.29%
Ratio of net investment income to average net assets (b)	(0.93)%	(0.93)%		(1.35)%	(1.27)%	1.65%
Portfolio turnover (c)	201%	171%		153%	127%	134%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$15.54	$13.90		$12.59	$12.09	$11.25
Investment Activities:
Net investment income	0.21	0.19		0.14	0.16	0.13
Net realized and unrealized gains (losses) on investments and swaps	(3.74)	1.79		1.33	0.53	0.89
Total from Investment Activities	(3.53)	1.98		1.47	0.69	1.02
Distributions:
Net investment income	(0.23)	(0.19)		(0.16)	(0.19)	(0.18)
Net realized gains from investments	(1.53)	(0.15)		—	—	—
Total Distributions	(1.76)	(0.34)		(0.16)	(0.19)	(0.18)
Net Asset Value, End of Period	$10.25	$15.54		$13.90	$12.59	$12.09
Total Return	(25.31)%	14.48	%(a)	11.78%	5.69%	9.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,882	$3,908		$3,800	$4,166	$4,247
Ratio of expenses to average net assets	1.60%	1.60%		1.60%	1.57%	1.50%
Ratio of net investment income to average net assets	1.62%	1.35%		1.12%	1.27%	1.17%
Ratio of expenses to average net assets (b)	1.73%	1.74%		1.73%	1.77%	2.11%
Ratio of net investment income to average net assets (b)	1.49%	1.20%		0.99%	1.07%	0.56%
Portfolio turnover (c)	201%	171%		153%	127%	134%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$15.52	$14.80
Investment Activities:
Net investment income	0.32	0.05
Net realized and unrealized gains (losses) on investments and swaps	(3.74)	0.72
Total from investment activities	(3.42)	0.77
Distributions:
Net investment income	(0.33)	(0.05)
Net realized gains from investments	(1.53)	—
Total Distributions	(1.86)	(0.05)
Net Asset Value, End of Period	$10.24	$15.52
Total Return (b)	(24.70)%	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$59,464	$87,385
Ratio of expenses to average net assets (c)	0.80%	0.80%
Ratio of net investment income to average net assets (c)	2.42%	2.13%
Ratio of expenses to average net assets (c) (d)	0.84%	0.83%
Ratio of net investment income to average net assets (c) (d)	2.38%	2.10%
Portfolio turnover (e)	201%	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$14.70	$13.33		$12.39	$11.96	$11.48
Investment Activities:
Net investment income	0.24 (a)	0.30		0.13	0.20	0.25
Net realized and unrealized gains (losses) on investments	(4.99)	1.47		0.98	0.41	0.49
Total from Investment Activities	(4.75)	1.77		1.11	0.61	0.74
Distributions:
Net investment income	(0.72)	(0.09)		(0.17)	(0.18)	(0.26)
Net realized gains from investments	(1.12)	(0.31)		—	—	—
Total Distributions	(1.84)	(0.40)		(0.17)	(0.18)	(0.26)
Net Asset Value, End of Period	$8.11	$14.70		$13.33	$12.39	$11.96
Total Return (excludes sales charge)	(36.34)%	13.61	%(b)	9.04%	5.15%	6.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,895	$51,413		$62,237	$63,571	$68,448
Ratio of expenses to average net assets	1.25%	1.24%		1.36%	1.37%	1.34%
Ratio of net investment income to average net assets	1.99%	1.69%		1.02%	1.60%	2.10%
Ratio of expenses to average net assets (c)	1.25%	1.24%		1.36%	1.40%	1.34%
Ratio of net investment income to average net assets (c)	1.99%	1.69%		1.02%	1.57%	2.10%
Portfolio turnover (d)	44%	44%		49%	44%	52%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.69	$14.08
Investment Activities:
Net investment income	0.25 (b)	0.04
Net realized and unrealized gains (losses) on investments	(4.96)	0.59
Total from investment activities	(4.71)	0.63
Distributions:
Net investment income	(0.76)	(0.02)
Net realized gains from investments	(1.12)	—
Total Distributions	(1.88)	(0.02)
Net Asset Value, End of Period	$8.10	$14.69
Total Return (c)	(36.17)%	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,302	$12,727
Ratio of net expenses to average net assets (d)	1.00%	1.00%
Ratio of net investment income to average net assets (d)	2.09%	1.84%
Ratio of expenses to average net assets (d) (e)	1.04%	1.08%
Ratio of net investment income to average net assets (d) (e)	2.05%	1.76%
Portfolio turnover (f)	44%	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (13.8%)
Banc of America Commercial Mortgage, Inc.
Series 2005-5, Class A2 5.00%, 10/10/45	$465	$437
Series 2005-6, Class A4 5.18% (a), 9/10/47	755	606
Bear Stearns Commercial Mortgage Securities
Series 2001-T0P4, Class A3 5.61%, 11/15/33	690	653
Series 2003-T10, Class A2 4.74%, 3/13/40	360	314
Series 2007-PW16, Class A2 5.66% (a), 6/11/40	445	388
Chase Mortgage Finance Corp.
Series 2005-A1, Class M 5.31% (a), 12/25/35	856	569
Series 2005-A2, Class M 5.44% (a), 1/25/36	960	633
Series 2007-A1, Class 1B2 4.52% (a), 2/25/37 (b)	307	52
Series 2007-A1, Class 1M 4.52% (a), 2/25/37	687	387
Series 2007-A1, Class 2B1 5.80% (a), 3/25/37 (b)	551	40
Series 2007-A2, Class 1B1 4.66% (a), 7/25/37 (b)	331	99
Series 2007-A2, Class 1M 4.66% (a), 7/25/37 (b)	97	41
Series 2007-A2, Class 2M 4.66% (a), 7/25/37(b)	102	21
Series 2007-S1, Class AM 6.08%, 2/25/37	347	105
Series 2007-S1, Class B1 6.08%, 2/25/37	255	68
ChaseFlex Trust, Series 2005-2, Class 4A3, 6.00% , 5/25/20 (a)	470	417
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.72% , 3/15/49 (a)	385	250
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89% , 11/15/44 (a)	765	576
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	491	521
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	302	330
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class B1, 6.22% , 11/25/36 (a)	933	76
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4, 5.52% , 3/10/44 (a)	700	547
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28% , 8/10/38 (a)	630	553
GSR Mortgage Loan Trust
Series 2006-2F, Class B2 5.86% (a), 2/25/36	552	208
Series 2006-6F, Class M1 6.29% (a), 7/25/36	246	155
Series 2006-8F, Class B1 6.45% (a), 9/25/36	787	319
Series 2006-9F, Class M1 6.43% (a), 10/25/36	390	280
JPMorgan Mortgage Trust
Series 2005-A1, Class IB1 4.91% (a), 2/25/35 (c)	992	639
Series 2005-A2, Class B1 4.93% (a), 4/25/35	1,249	835
Series 2005-A3, Class 1B1 4.99%, 6/25/35 (c)	757	499
Series 2005-A4, Class B1 5.19% (a), 7/25/35 (c)	770	526
Series 2005-A5, Class IB1 4.14% (a), 8/25/35 (c)	449	305
Series 2005-A6, Class 1B1 5.17% (a), 9/25/35	1,042	685
Series 2005-A8, Class B1 5.17% (a), 11/25/35	1,363	934
Series 2006-A1, Class B1 5.42% (a), 2/25/36 (c)	500	285
Series 2006-A2, Class IB1 5.68% (a), 4/25/36 (c)	1,400	843
Series 2006-A5, Class B1 5.90% (a), 8/25/36 (c)	741	480
Series 2006-S4, Class B1 6.40% (a), 1/25/37 (c)	479	224
Series 2006-S4, Class B2 6.40% (a), 1/25/37	632	266
Series 2007-A1, Class B1 4.81% (a), 7/25/35	580	338

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series 2007-A2, Class B2 5.84% (a), 4/25/37 (b)	$550	$63
Series 2007-A2, Class B3 5.84% (a), 4/25/37 (b)	245	20
Series 2007-A4, Class B1 5.74% (a), 6/25/37 (b)	808	162
Series 2007-A4, Class B2 5.74% (a), 6/25/37 (b)	289	30
Series 2007-A4, Class B3 5.74% (a), 6/25/37 (b)	239	17
Merrill Lynch Mortagage Trust, Series 2005-LC1, Class A4, 5.29% (a), 1/12/44	950	763
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65% (a), 6/13/42	835	636
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class CB2, 4.65% (a), 8/25/34 (b)	329	130
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.46% (a), 4/25/34	374	256
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A2, 5.68% (a), 5/15/43	275	258
Total Collateralized Mortgage Obligations (Cost $29,010)		17,839
Commercial Paper (1.1%)
General Electric Co., 0.20% , 11/3/08 (d)	1,364	1,364
Total Commercial Paper (Cost $1,364)		1,364
Corporate Bonds (38.3%)
Airlines (0.6%):
Delta Air Lines, Inc., Series 02-1, 6.42%, 7/2/12	1,015	761
		761
Automotive (0.1%):
DaimlerChrysler North America Holding Corp.
7.30%, 1/15/12	138	112
8.50%, 1/18/31	80	63
		175
Banks (4.2%):
Asian Development Bank,
4.50%, 9/4/12, MTN	144	150
Bank of America Corp.
6.25%, 4/15/12	315	312
5.63%, 10/14/16	405	348
European Investment Bank
4.63%, 3/21/12	235	245
4.63%, 5/15/14	493	510
5.13%, 9/13/16	275	287
Fifth Third Bancorp, 4.50%, 6/1/18	260	147
First Union Capital I, Series A, 7.94%, 1/15/27, Callable 12/11/08 @ 103.57	740	538
Greenpoint Bank, 9.25%, 10/1/10	220	209
Inter-American Development Bank, 4.50%, 9/15/14	264	261
KFW
4.63%, 1/20/11	340	355
4.13%, 10/15/14	410	417
Korea Developmental Bank, Series 6, 5.75%, 9/10/13	265	216
Landwirtschaftliche Rentenbank, Series 7, 3.75%, 6/15/09	395	399
Mellon Funding Corp., 6.38%, 2/15/10	270	270

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wells Fargo Co.
5.13%, 9/15/16	$205	$176
5.63%, 12/11/17	655	578
		5,418
Beverages (1.3%):
Coca-Cola Enterprises, Inc.
8.50%, 2/1/12	141	151
8.50%, 2/1/22	120	127
Pepsico, Inc., 7.90%, 11/1/18	1,365	1,440
		1,718
Building-Residential & Commercial (0.6%):
KB Home, 8.63%, 12/15/08	765	758
		758
Chemicals (0.1%):
Dow Chemical Co., 6.00%, 10/1/12	80	76
E.I. du Pont de Nemours & Co., 4.88%, 4/30/14	110	103
		179
Computers & Peripherals (0.2%):
International Business Machines Corp.
5.38%, 2/1/09	133	133
6.50%, 1/15/28	180	159
		292
Cosmetics & Toiletries (0.3%):
Gillette Co., 3.80%, 9/15/09	100	101
Kimberly-Clark Corp.
5.00%, 8/15/13	140	137
6.25%, 7/15/18	90	84
Procter & Gamble Co., 4.95%, 8/15/14	80	79
		401
Electric Integrated (1.9%):
Dominion Resources, Inc., Series C, 5.15%, 7/15/15	115	95
Entergy Gulf States, 6.18%, 3/1/35, Callable 3/1/10 @ 100	415	284
MidAmerican Energy Holdings, 6.50%, 9/15/37	150	116
Ohio Edison, 8.25%, 10/15/38	760	741
PPL Electric Utilities
6.25%, 8/15/09	400	398
7.13%, 11/30/13	635	648
Southern California Edison Co., 5.63%, 2/1/36	180	142
		2,424
Electronics (0.4%):
General Electric Co.
5.00%, 2/1/13	235	222
5.25%, 12/6/17	335	280
		502

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financial Services (6.1%):
American Express Credit Co., Series C, 7.30%, 8/20/13	$525	$463
American General Finance, 3.88%, 10/1/09, MTN	142	80
Boeing Capital Corp.
6.10%, 3/1/11	90	90
5.80%, 1/15/13	119	115
Caterpillar Financial Service Corp.
4.50%, 6/15/09	105	105
4.60%, 1/15/14, MTN	50	45
Citigroup, Inc., 5.00%, 9/15/14	200	158
Credit Suisse First Boston USA, Inc.
4.70%, 6/1/09	405	401
6.50%, 1/15/12	370	361
General Electric Capital Corp., Series A
4.25%, 9/13/10, MTN	153	147
6.00%, 6/15/12, MTN	506	484
6.15%, 8/7/37, MTN	210	154
Goldman Sachs Group, Inc.
6.88%, 1/15/11	157	153
5.75%, 10/1/16	430	354
HSBC Finance Corp.
4.13%, 11/16/09	237	228
6.75%, 5/15/11	233	220
John Deere Capital Corp., 5.10%, 1/15/13	110	103
JPMorgan Chase & Co.
6.75%, 2/1/11	440	437
5.15%, 10/1/15	330	287
6.40%, 5/15/38	1,565	1,344
Merrill Lynch & Co., Inc.
6.00%, 2/17/09	303	301
6.88%, 4/25/18, MTN	1,115	990
Reckson Operating Partnership LP, 7.75%, 3/15/09	510	504
SLM Corp., Series A, 5.63%, 1/25/25, Callable 1/25/10 @ 100, MTN	425	176
Toyota Motor Credit Corp.
4.25%, 3/15/10	116	115
4.35%, 12/15/10	1	1
Unilever Capital Corp., 5.90%, 11/15/32	100	81
		7,897
Food Distributors, Supermarkets & Wholesalers (0.2%):
Kroger Co., 7.50%, 4/1/31	85	73
Safeway, Inc., 7.50%, 9/15/09	120	120
		193
Food Processing & Packaging (0.1%):
Kellogg Co., Series B, 6.60%, 4/1/11	80	81
Kraft Foods, Inc., 4.13%, 11/12/09	77	76
		157

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Forest Products & Paper (0.8%):
Weyerhaeuser Co.
6.75%, 3/15/12	$90	$77
7.38%, 3/15/32	1,450	995
		1,072
Governments — Foreign (1.8%):
Federal Republic of Brazil
7.88%, 3/7/15	275	279
7.13%, 1/20/37	385	354
Province of Ontario
3.63%, 10/21/09	150	152
5.13%, 7/17/12	172	182
Province of Quebec, 4.88%, 5/5/14	212	220
Republic of Italy
4.50%, 1/21/15	320	332
6.88%, 9/27/23	155	180
United Mexican States
9.88%, 2/1/10	159	171
6.38%, 1/16/13, MTN	310	310
Series A 6.75%, 9/27/34, MTN	155	129
		2,309
Health Care (0.9%):
Health Net, Inc., 6.38%, 6/1/17	765	482
Humana, Inc., 7.20%, 6/15/18	565	451
UnitedHealth Group, Inc., 4.88%, 3/15/15	130	112
WellPoint, Inc.
6.80%, 8/1/12	75	80
5.95%, 12/15/34	100	74
		1,199
Insurance (0.5%):
Allstate Life Global Funding Trust, 4.50%, 5/29/09	96	96
Cigna Corp., 7.00%, 1/15/11	45	44
Cincinnati Financial Corp., 6.13%, 11/1/34	140	95
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	117	108
MetLife, Inc., 5.38%, 12/15/12	110	99
Prudential Financial, Inc.
5.10%, 12/14/11, MTN	80	71
5.10%, 9/20/14, MTN	230	174
		687
Media (0.1%):
News America, Inc., 6.20%, 12/15/34	90	68
Time Warner, Inc., 6.88%, 5/1/12	109	98
		166

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Medical Supplies (0.3%):
Baxter International, Inc., 4.63%, 3/15/15	$150	$135
Cardinal Health, Inc.
6.75%, 2/15/11	100	96
5.85%, 12/15/17	115	93
		324
Metal Fabrication (0.3%):
Timken Co., 5.75%, 2/15/10	430	421
		421
Office Furnishing (0.5%):
Steelcase, Inc., 6.50%, 8/15/11	620	648
		648
Oil & Gas — Exploration & Production (4.7%):
Baker Hughes, Inc., 7.50%, 11/15/18	50	49
Cameron International Corp., 6.38%, 7/15/18	360	298
Enterprise Products Operating LP, Series B, 4.63%, 10/15/09	975	933
Kinder Morgan Energy Partners LP, 7.50%, 11/1/10	665	636
Merey Sweeny LP, 8.85%, 12/18/19 (e)	809	819
Nabors Industries, Inc., 6.15%, 2/15/18	735	588
Nexen, Inc., 6.40%, 5/15/37	1,300	887
Pemex Project Funding Master Trust, 6.63%, 6/15/35	170	127
Western Oil Sands, Inc., 8.38%, 5/1/12	1,710	1,715
		6,052
Oil Companies — Integrated (1.4%):
ConocoPhillips Co., 8.75%, 5/25/10	265	276
Hess Corp., 6.65%, 8/15/11	470	441
Suncor Energy, Inc., 6.10%, 6/1/18	1,375	1,090
		1,807
Pharmaceuticals (0.2%):
Wyeth
6.95%, 3/15/11	105	107
6.50%, 2/1/34	150	123
		230
Pipelines (4.4%):
El Paso Corp., 6.75%, 5/15/09	730	703
NGPL PipeCo LLC, 7.77%, 12/15/37 (e)	985	745
NuStar Logistics LP, 7.65%, 4/15/18	690	563
ONEOK, Inc., 6.00%, 6/15/35	1,030	605
Plains All American Pipeline LP, Series WI, 6.50%, 5/1/18	970	718
Rockies Express Pipeline LLC, 6.85%, 7/15/18 (e)	365	310
Teppco Partners LP, 6.13%, 2/1/13	690	627
Williams Cos., Inc.
7.63%, 7/15/19	635	524
7.88%, 9/1/21	1,010	833
		5,628

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Radio & Television (1.9%):
British Sky Broadcasting PLC, 8.20%, 7/15/09	$605	$600
Comcast Corp.
4.95%, 6/15/16	215	174
6.45%, 3/15/37	165	127
Cox Communications, Inc.
7.88%, 8/15/09	685	655
7.13%, 10/1/12	273	261
Time Warner Cable, Inc., 6.75%, 7/1/18	650	557
		2,374
Railroads (0.9%):
Burlington Northern Santa Fe, Inc.
7.13%, 12/15/10	200	203
5.75%, 3/15/18	375	329
Canadian Pacific Railway Co., 7.13%, 10/15/31	905	612
		1,144
Retail-Discount (0.4%):
Target Corp.
5.38%, 6/15/09	75	75
5.88%, 3/1/12	131	130
Wal-Mart Stores, Inc.
6.88%, 8/10/09	179	185
4.13%, 2/15/11	122	122
		512
Software & Computer Services (0.2%):
Oracle Corp., 5.75%, 4/15/18	230	201
		201
Telecommunications-Cellular (0.7%):
Deutsche Telekom International Finance B.V., 8.50%, 6/15/10	665	655
New Cingular Wireless Services, 8.13%, 5/1/12	76	75
Vodafone Group PLC
5.63%, 2/27/17	120	98
6.15%, 2/27/37	130	98
		926
Telecommunications-Equipment (0.1%):
Motorola, Inc., 7.63%, 11/15/10	79	69
		69
Tobacco (0.3%):
Philip Morris International, Inc., 5.65%, 5/16/18	500	428
		428
Utilities — Electric (0.6%):
Dominion Resources, Inc.
Series A 5.60%, 11/15/16	185	152
Series B 6.25%, 6/30/12	60	57
Hydro-Quebec, 8.05%, 7/7/24	130	168

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pacific Gas & Electric Co.
4.80%, 3/1/14	$149	$132
6.05%, 3/1/34	160	122
Progress Energy, Inc., 6.85%, 4/15/12	149	140
		771
Utilities — Telecommunications (1.2%):
AT&T Corp., 8.00%, 11/15/31	521	481
AT&T, Inc., 5.10%, 9/15/14	80	70
British Telecom PLC, 8.63%, 12/15/10	550	543
Verizon Communications, Inc.
8.75%, 11/1/18	205	209
8.95%, 3/1/39	245	249
		1,552
Total Corporate Bonds (Cost $54,916)		49,395
Municipal Bonds (4.3%)
Florida (0.3%):
Volusia County Sales Tax Revenue, 5.00%, 10/1/18, FSA	450	457
Illinois (0.2%):
State Taxable Pension, GO, 5.10%, 6/1/33	280	233
Minnesota (0.5%):
State, GO, 5.00%, 11/1/10	630	659
		659
New Jersey (0.8%):
State Transportation Trust Fund Authority, Series B, 5.50%, 12/15/20, FGIC	1,025	1,043
North Carolina (0.4%):
Mecklenburg County, GO, 5.00%, 2/1/18	465	492
Ohio (0.5%):
Columbus Sewer Revenue, 4.25%, 6/1/30, Callable 12/1/17 @ 100	375	304
State, GO, Series D, 5.00%, 9/15/16	300	315
		619
Pennsylvania (0.8%):
Lycoming County Authority College Revenue, Pennsylvania College of Technology
5.50%, 10/1/32, Callable 4/1/18 @ 100, Insured by Assured Guaranty	355	356
5.50%, 10/1/37, Callable 4/1/18 @ 100, Insured by Assured Guaranty	655	646
		1,002
Texas (0.3%):
Fort Worth Independent School District, GO, 5.00%, 2/15/17, PSF-GTD	395	416
Washington (0.5%):
State, GO, Series D, 5.00%, 1/1/18	625	648
Total Municipal Bonds (Cost $6,012)		5,569

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (0.5%)
Federal National Mortgage Assoc., 5.00%, 4/15/15-3/15/16 (f)	$192	$192
Small Business Administration, 6.15%, 4/1/19	411	420
Total U.S. Government Agency Securities (Cost $610)		612
U.S. Government Mortgage Backed Agencies (31.5%)
Federal Home Loan Mortgage Corp.
8.00%, 6/1/17	204	215
6.00%, 9/1/21	608	612
7.50%, 4/1/28-7/1/37	416	431
6.50%, 8/1/29-1/1/36	2,295	2,344
7.00%, 1/1/30-7/1/32	639	658
5.00%, 6/1/34	1,775	1,684
5.50%, 10/1/35-6/1/37	2,464	2,405
Federal National Mortgage Assoc.
10.00%, 11/1/13	26	29
10.50%, 11/1/13	12	14
11.00%, 11/1/13	18	21
8.00%, 11/1/19-2/1/33	267	282
5.50%, 2/1/22-11/1/36 (c)	12,361	12,122
7.00%, 10/1/26-12/1/37 (c)	5,129	5,360
6.50%, 9/1/28-10/1/37	3,192	3,241
7.50%, 12/1/28-11/1/29	9	9
6.00%, 10/1/29-11/1/37 (c)	3,389	3,398
8.50%, 4/1/31	15	17
5.00%, 11/1/33-11/1/38 (c) (g)	6,352	6,033
4.50%, 1/1/35	1,096	998
Government National Mortgage Assoc.
7.50%, 12/15/27-4/15/29	6	7
5.50%, 7/15/34	685	673
Total U.S. Government Mortgage Backed Agencies (Cost $41,047)		40,553
U.S. Treasury Obligations (9.9%)
U.S. Treasury Bonds
6.25%, 8/15/23 (f)	59	68
6.13%, 11/15/27	50	59
4.38%, 2/15/38 (f)	1,335	1,339
U.S. Treasury Notes
4.25%, 1/15/11-8/15/13 (f)	2,940	3,124
4.63%, 7/31/12	707	772
3.50%, 5/31/13 (f)	5	5
3.13%, 8/31/13-9/30/13 (g)	5,565	5,662
4.00%, 8/15/18 (f)	1,749	1,751
Total U.S. Treasury Obligations (Cost $12,770)		12,780

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Short-Term Securities Held as Collateral for Securities Lending (1.4%)
Pool of various securities for Victory Funds — footnote 2 (Securities Lending)	$1,782	$1,782
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,782)		1,782
Total Investments (Cost $147,511) — 100.8%		129,894
Liabilities in excess of other assets — (0.8)%		(1,082)
NET ASSETS — 100.0%		$128,812

(a)  Variable or Floating Rate Security. Rate disclosed is as of 10/31/08.

(b)  Securities valued at fair value using methods approved by the Board of Trustees and representing 0.5% of net assets as of 10/31/08.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate represents the effective yield at purchase.

(e)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(f)  A portion or all of the security was held on loan.

(g)  Security purchased on a "when-issued" basis.

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Federal Security Assurance

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

PSF-GTD — Public School Fund Guaranteed

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns	D.R. Horton, Inc. 5.38%, 6/15/12	Sell	4.75%	12/20/08	$1,600	$2
Bear Stearns	Pulte Homes, Inc. 5.25%, 1/15/14	Sell	4.70%	12/20/08	800	5
Bear Stearns	Pulte Homes, Inc. 5.25%, 1/15/14	Sell	5.00%	12/20/08	800	6
						$13

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (72.9%)
Multi-family (13.4%):
Collateralized Mortgage Obligations (5.6%):
Government National Mortgage Assoc. Series 2003-108, Class BH 7.50%, 2/16/34	$3,819	$4,008
Series 2003-36, Class B 7.50%, 2/16/31	202	202
Series 2003-47, Class B 8.00%, 10/16/27	3,065	3,191
Series 2003-59, Class B 7.50%, 7/16/18	1,524	1,530
Series 2003-87, Class BH 7.50%, 8/16/32	7,204	7,578
		16,509
Pass-throughs (7.8%):
Government National Mortgage Assoc. 7.88%, 7/15/21-7/15/27	4,268	4,753
7.92%, 7/15/23	673	727
8.00%, 7/15/24-8/15/31	3,997	4,265
7.95%, 4/15/25	386	414
8.25%, 4/15/27-9/15/30	665	714
8.60%, 5/15/27	535	550
7.75%, 6/15/30-11/15/38	3,072	3,220
6.50%, 3/20/34-4/20/34	6,398	6,455
8.13%, 6/15/41	1,938	2,101
		23,199
		39,708
Single Family (59.5%):
Collateralized Mortgage Obligations (4.7%):
Government National Mortgage Assoc. Series 1995-4, Class CQ 8.00%, 6/20/25	10	11
Series 1997-2, Class E 7.50%, 2/20/27	44	46
Series 1999-1, Class Z 6.50%, 1/20/29	4,579	4,674
Series 1999-9, Class C 7.00%, 3/16/29	3,215	3,414
Series 2000-1, Class PK 8.00%, 1/16/30	203	216
Series 2000-21, Class Z 9.00%, 3/16/30	1,082	1,192
Series 2001-25, Class PE 7.00%, 5/20/31	4,061	4,249
		13,802
Pass-throughs (54.8%):
Government National Mortgage Assoc. 8.00%, 5/15/09-12/15/35	21,055	22,444
9.00%, 10/15/09-6/20/30	6,923	7,623
9.50%, 12/15/09-6/15/21	228	238
7.50%, 8/15/10-4/15/34	48,489	51,006
10.00%, 5/15/12-3/15/20	88	100
8.50%, 3/15/15-2/15/32	14,348	15,449
7.00%, 4/15/16-1/20/38	41,046	42,005
8.75%, 3/20/17	24	26
8.85%, 5/15/18-12/15/18	784	852
8.15%, 3/15/19-4/15/20	154	164
11.50%, 4/15/19	630	708

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
8.25%, 4/20/20-1/15/30	$210	$225
7.95%, 7/20/20	439	468
7.75%, 8/20/20-1/20/21	437	463
8.38%, 10/15/20	1,424	1,530
7.65%, 10/20/21-7/20/22	421	444
7.29%, 12/20/21-11/20/22	489	514
7.60%, 2/20/22	215	227
7.89%, 10/20/22	1,105	1,177
6.50%, 11/15/23-9/15/34	16,378	16,629
		162,292
		176,094
Total Government National Mortgage Association (Cost $219,869)		215,802
U.S. Treasury Obligations (29.2%)
U.S. Treasury Bills, 1.25% (a), 3/26/09	5,650	5,635
U.S. Treasury Bonds, 11.25%, 2/15/15	57,000	80,976
Total U.S. Treasury Obligations (Cost $86,529)		86,611
Money Market Funds (0.3%)
Federated U.S. Treasury Cash Reserve Fund, 0.77% (b)	1,039,243	1,039
Total Money Market Funds (Cost $1,039)		1,039
Total Investments (Cost $307,437) — 102.4%		303,452
Liabilities in excess of other assets — (2.4)%		(7,251)
NET ASSETS — 100.0%		$296,201

(a)  Rate represents the effective yield at purchase.

(b)  Rate disclosed is the one day yield as of 10/31/08.

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Fund	Fund for Income
ASSETS:
Investments, at value (Cost $147,511 and $307,437) (a)	$129,894	$303,452
Cash	50	58
Unrealized appreciation on credit default swap agreements	13	—
Interest and dividends receivable	1,631	2,647
Receivable for capital shares issued	123	50
Receivable for investments sold	20,091	—
Receivable from Adviser	39	1
Prepaid expenses	12	13
Total Assets	151,853	306,221
LIABILITIES:
Payable for investments purchased	21,116	—
Payable for capital shares redeemed	37	9,719
Payable for return of collateral received	1,782	—
Accrued expenses and other payables:
Investment advisory fees	56	134
Administration fees	10	25
Custodian fees	5	6
Transfer agent fees	6	24
Trustee fees	1	1
Shareholder servicing fees	16	46
12b-1 fees	—	27
Other accrued expenses	12	38
Total Liabilities	23,041	10,020
NET ASSETS:
Capital	157,187	353,968
Accumulated undistributed net investment loss	387	759
Accumulated net realized losses from investment transactions	(11,158)	(54,541)
Net unrealized depreciation on investments	(17,604)	(3,985)
Net Assets	$128,812	$296,201
Net Assets
Class A Shares	$70,689	$203,767
Class C Shares	—	11,243
Class R Shares	—	81,191
Class I Shares	58,123	—
Total	$128,812	$296,201
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,549	18,115
Class C Shares	—	1,002
Class R Shares	—	7,214
Class I Shares	7,035	—
Total	15,584	26,331
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$8.27	$11.25
Class C Shares (b)	—	$11.22
Class R Shares	—	$11.25
Class I Shares	$8.26	—
Maximum Sales Charge — Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share: Class A Shares	$8.44	$11.48

(a)  Core Bond Fund includes securities on loan of $1,645.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	Core Bond Fund	Fund for Income
Investment Income:
Interest income	$8,523	$14,246
Dividend income	53	23
Income from securities lending, net	67	—
Total Income	8,643	14,269
Expenses:
Investment advisory fees	765	1,476
Administration fees	141	273
Shareholder servicing fees — Class A Shares	213	481
12b-1 fees — Class C Shares	—	121
12b-1 fees — Class R Shares	—	225
Custodian fees	39	53
Transfer agent fees	27	53
Transfer agent fees — Class A Shares	8	26
Transfer agent fees — Class C Shares	—	4
Transfer agent fees — Class R Shares	—	27
Transfer agent fees — Class I Shares	4	—
Trustees' fees	11	20
Legal and audit fees	19	35
State registration and filing fees	37	49
Other expenses	49	111
Total Expenses	1,313	2,954
Expenses waived/reimbursed by Adviser	(258)	(3)
Net Expenses	1,055	2,951
Net Investment Income	7,588	11,318
Realized/Unrealized Losses from Investment Transactions:
Net realized losses from investment transactions	(559)	(27)
Net realized gain (loss) from swaps	(10)	—
Change in unrealized appreciation/depreciation on investments and swaps	(17,647)	(1,240)
Net realized/unrealized losses from investments and swaps	(18,216)	(1,267)
Change in net assets resulting from operations	$(10,628)	$10,051

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$7,588	$7,684	$11,318	$14,810
Net realized gains (losses) from investment transactions and swaps	(569)	432	(27)	(6,108)
Change in unrealized appreciation/ depreciation on investments and swaps	(17,647)	(919)	(1,240)	6,117
Net increase from payments by Adviser	—	117	—	223
Change in net assets resulting from operations	(10,628)	7,314	10,051	15,042
Distributions to shareholders:
From net investment income:
Class A Shares	(4,495)	(7,154)	(11,591)	(10,248)
Class C Shares	—	—	(623)	(800)
Class R Shares	—	—	(5,359)	(6,760)
Class I Shares (a)	(3,662)	(481)	—	—
Change in net assets resulting from distributions to shareholders	(8,157)	(7,635)	(17,573)	(17,808)
Change in net assets from capital transactions	(17,545)	8,470	21,128	(15,244)
Change in net assets	(36,330)	8,149	13,606	(18,010)
Net Assets:
Beginning of period	165,142	156,993	282,595	300,605
End of period	$128,812	$165,142	$296,201	$282,595
Accumulated undistributed net investment income (loss)	$387	$482	$759	$676

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$16,575	$29,721	$102,299	$52,265
Dividends reinvested	4,401	7,085	11,100	9,569
Cost of shares redeemed	(37,831)	(95,031)	(76,523)	(50,910)
Total Class A Shares	$(16,855)	$(58,225)	$36,876	$10,924
Class C Shares:
Proceeds from shares issued	—	—	$2,472	$849
Dividends reinvested	—	—	287	407
Cost of shares redeemed	—	—	(4,045)	(5,352)
Total Class C Shares	—	—	$(1,286)	$(4,096)
Class R Shares:
Proceeds from shares issued	—	—	$6,192	$4,817
Dividends reinvested	—	—	3,883	4,995
Cost of shares redeemed	—	—	(24,537)	(31,884)
Total Class R Shares	—	—	$(14,462)	$(22,072)
Class I Shares (a):
Proceeds from shares issued	$12,248	$67,876	—	—
Dividends reinvested	3,662	481	—	—
Cost of shares redeemed	(16,600)	(1,662)	—	—
Total Class I Shares	$(690)	$66,695	—	—
Change in net assets from capital transactions	$(17,545)	$8,470	$21,128	$(15,244)
Share Transactions:
Class A Shares:
Issued	1,806	3,178	8,853	4,524
Reinvested	489	755	963	829
Redeemed	(4,153)	(10,160)	(6,648)	(4,403)
Total Class A Shares	(1,858)	(6,227)	3,168	950
Class C Shares:
Issued	—	—	214	74
Reinvested	—	—	25	35
Redeemed	—	—	(350)	(465)
Total Class C Shares	—	—	(111)	(356)
Class R Shares:
Issued	—	—	534	416
Reinvested	—	—	336	433
Redeemed	—	—	(2,120)	(2,754)
Total Class R Shares	—	—	(1,250)	(1,905)
Class I Shares (a):
Issued	1,322	7,273	—	—
Reinvested	407	51	—	—
Redeemed	(1,841)	(177)	—	—
Total Class I Shares	(112)	7,147	—	—
Change in Shares	(1,970)	920	1,807	(1,311)

(a)  Class I Shares commenced operations on August 31, 2007.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$9.41	$9.44		$9.45		$9.89	$9.95
Investment Activities:
Net investment income	0.45	0.45		0.42		0.33	0.29
Net realized and unrealized gains (losses) on investments and swaps	(1.11)	(0.03)		0.02	(a)	(0.37)	0.04
Total from Investment Activities	(0.66)	0.42		0.44		(0.04)	0.33
Distributions:
Net investment income	(0.48)	(0.45)		(0.45)		(0.40)	(0.39)
Total Distributions	(0.48)	(0.45)		(0.45)		(0.40)	(0.39)
Net Asset Value, End of Period	$8.27	$9.41		$9.44		$9.45	$9.89
Total Return (excludes sales charge)	(7.34)%	4.62	%(b)	4.82%		(0.44)%	3.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$70,689	$97,931		$156,993		$179,892	$187,308
Ratio of expenses to average net assets	0.80%	0.80%		0.82%		0.83%	1.07%
Ratio of net investment income to average net assets	4.85%	4.85%		4.50%		3.40%	2.98%
Ratio of expenses to average net assets (c)	0.97%	0.96%		1.02%		1.09%	1.26%
Ratio of net investment income to average net assets (c)	4.68%	4.69%		4.30%		3.14%	2.79%
Portfolio turnover (d)	333%	318%		341	%(e)	187%	125%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Core Bond Fund
	Class I Shares
	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$9.40	$9.33
Investment Activities:
Net investment income	0.47	0.08
Net realized and unrealized gains (losses) on investments and swaps	(1.11)	0.06
Total from Investment Activities	(0.64)	0.14
Distributions:
Net investment income	(0.50)	(0.07)
Total Distributions	(0.50)	(0.07)
Net Asset Value, End of Period	$8.26	$9.40
Total Return (b)	(7.11)%	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$58,123	$67,211
Ratio of expenses to average net assets (c)	0.55%	0.55%
Ratio of net investment income to average net assets (c)	5.10%	4.93%
Ratio of expenses to average net assets (c) (d)	0.72%	0.71%
Ratio of net investment income to average net assets (c) (d)	4.93%	4.77%
Portfolio turnover (e)	333%	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$11.52	$11.64		$11.91	$12.56	$12.87
Investment Activities:
Net investment income	0.47	0.61		0.53	0.42	0.35 (a)
Net realized and unrealized gains (losses) on investments	(0.04)	—	(b)	(0.09)	(0.38)	0.07
Total from Investment Activities	0.43	0.61		0.44	0.04	0.42
Distributions:
Net investment income	(0.70)	(0.73)		(0.71)	(0.69)	(0.73)
Total Distributions	(0.70)	(0.73)		(0.71)	(0.69)	(0.73)
Net Asset Value, End of Period	$11.25	$11.52		$11.64	$11.91	$12.56
Total Return (excludes sales charge)	3.73%	5.43	%(c)	3.81%	0.35%	3.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$203,767	$172,233		$162,863	$169,399	$189,716
Ratio of expenses to average net assets	0.95%	0.98%		1.01%	1.01%	1.00%
Ratio of net investment income to average net assets	3.88%	5.24%		4.56%	3.48%	2.77%
Ratio of expenses to average net assets (d)	0.95%	0.98%		1.01%	1.07%	1.03%
Ratio of net investment income to average net assets (d)	3.88%	5.24%		4.56%	3.42%	2.74%
Portfolio turnover (e)	38%	75%		30%	20%	34%

(a)  Calculated using average shares for the period.

(b)  Rounds to less than $0.01 per share.

(c)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$11.49	$11.61		$11.88	$12.53	$12.84
Investment Activities:
Net investment income	0.35	0.50		0.44	0.35	0.29 (a)
Net realized and unrealized gains (losses) on investments	(0.03)	0.02		(0.09)	(0.39)	0.06
Total from Investment Activities	0.32	0.52		0.35	(0.04)	0.35
Distributions:
Net investment income	(0.59)	(0.64)		(0.62)	(0.61)	(0.66)
Total Distributions	(0.59)	(0.64)		(0.62)	(0.61)	(0.66)
Net Asset Value, End of Period	$11.22	$11.49		$11.61	$11.88	$12.53
Total Return (excludes contingent deferred sales charge)	2.82%	4.57	%(b)	3.03%	(0.33)%	2.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,243	$12,790		$17,038	$20,543	$24,187
Ratio of expenses to average net assets	1.82%	1.81%		1.77%	1.70%	1.55%
Ratio of net investment income to average net assets	3.04%	4.40%		3.81%	2.81%	2.27%
Ratio of expenses to average net assets (c)	1.85%	1.81%		1.87%	2.01%	1.90%
Ratio of net investment income to average net assets (c)	3.01%	4.40%		3.71%	2.50%	1.92%
Portfolio turnover (d)	38%	75%		30%	20%	34%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$11.53	$11.64		$11.91	$12.56	$12.87
Investment Activities:
Net investment income	0.43	0.60		0.52	0.40	0.33 (a)
Net realized and unrealized gains (losses) on investments	(0.02)	0.02		(0.09)	(0.37)	0.08
Total from Investment Activities	0.41	0.62		0.43	0.03	0.41
Distributions:
Net investment income	(0.69)	(0.73)		(0.70)	(0.68)	(0.72)
Total Distributions	(0.69)	(0.73)		(0.70)	(0.68)	(0.72)
Net Asset Value, End of Period	$11.25	$11.53		$11.64	$11.91	$12.56
Total Return	3.57%	5.54	%(b)	3.75%	0.26%	3.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$81,191	$97,572		$120,704	$151,123	$193,685
Ratio of expenses to average net assets	1.00%	0.96%		1.07%	1.10%	1.10%
Ratio of net investment income to average net assets	3.85%	5.26%		4.51%	3.41%	2.61%
Ratio of expenses to average net assets (c)	1.00%	0.96%		1.07%	1.13%	1.10%
Ratio of net investment income to average net assets (c)	3.85%	5.26%		4.51%	3.38%	2.61%
Portfolio turnover (d)	38%	75%		30%	20%	34%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (92.2%)
Alabama (1.0%):
Sheffield, Electric Revenue, 5.00%, 7/1/20, Callable 1/1/13 @ 100, AMBAC	$680	$670
Arizona (7.3%):
Game & Fish Department & Commission Beneficial Interest Certificates, Administration Building Project
4.00%, 7/1/11	270	272
4.00%, 7/1/12	540	539
4.50%, 7/1/15	200	197
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, FSA	500	538
Mohave County Beneficial Interest Certificates, Jail Facilities Project, 3.25%, 4/1/09, Insured by Assured Guaranty	2,205	2,213
Pima County Unified School District Number 20, Vail School Improvements, Series C, GO, 4.50%, 7/1/15, FSA	220	231
State Board of Regents, University System Revenue, Series 2008 C, 6.00%, 7/1/27, Callable 7/1/18 @ 100 (a)	1,000	1,055
		5,045
California (10.8%):
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, MBIA	4,575	4,777
Health Facilities Financing Authority Revenue, Providence Health & Services, Series C, 6.50%, 10/1/33, Callable 10/1/18 @ 100 (a)	500	505
University of California Revenue, Series F, 4.75%, 5/15/22, Callable 5/15/13 @ 101, FSA	1,250	1,213
Yuba Levee Financing Authority Revenue, Levee Financing Project, Series A, 5.00%, 9/1/38, Callable 9/1/17 @ 100, Insured by Assured Guaranty	1,125	971
		7,466
Colorado (2.1%):
State Springs Hospital Revenue, 4.00%, 12/15/15, FSA	1,500	1,437
Connecticut (1.2%):
State Health & Educational Facilities Authority Revenue, Fairfield University Facilities
Series N
4.50%, 7/1/23, Callable 7/1/18 @ 100	750	647
Series M
5.00%, 7/1/26, Callable 7/1/18 @ 100	125	115
5.00%, 7/1/27, Callable 7/1/18 @ 100	100	92
		854
Florida (0.3%):
Broward County School Board Certificates of Participation, Series A, 4.00%, 7/1/20, Callable 7/1/18 @ 100, FSA	250	212
Georgia (0.9%):
Carrollton Payroll Development Authority Revenue, Evergreen Complex LLC Project, 5.25%, 7/1/39	750	651

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois (5.5%):
State Educational Facilities Authority Revenue, Robert Morris College, 5.80%, 6/1/30, Callable 12/1/08 @ 100, MBIA	$1,000	$941
State Finance Authority Revenue, Alexian, Series A, 5.25%, 1/1/22, Callable 4/14/18 @ 100, FSA	2,000	1,863
State Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307-A, 5.25%, 6/1/26, Callable 6/1/18 @ 100, Insured by Assured Guaranty	1,000	990
		3,794
Indiana (2.7%):
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage
4.50%, 1/15/17, FSA	250	250
4.50%, 7/15/17, FSA	250	250
State Health & Educational Facilities Finance Authority Revenue, St. Francis, Series E, 5.25%, 5/15/41, Callable 5/1/18 @ 100, FSA	1,500	1,330
		1,830
Kansas (1.2%):
Olathe Health Facilities Revenue, Olathe Medical Center, 3.00%, 9/1/09	835	830
Maine (2.2%):
Westbrook, GO
5.75%, 10/1/19, Callable 10/1/10 @ 101, AMBAC (b)	715	740
5.75%, 10/1/20, Callable 10/1/10 @ 101, AMBAC (b)	730	745
		1,485
Massachusetts (6.7%):
Pittsfield, GO, 5.50%, 4/15/15, Callable 4/15/12 @ 101, MBIA	2,655	2,822
Springfield Water & Sewer Commission Revenue, Series A
5.00%, 10/15/09, Insured by Assured Guaranty (a)	150	154
5.00%, 10/15/10, Insured by Assured Guaranty (a)	475	494
State Health & Educational Facilities Authority Revenue, Emmanuel College, 5.00%, 7/1/10, MBIA	1,150	1,172
		4,642
Michigan (2.9%):
Northview Public Schools District, GO
3.50%, 5/1/09, Q-SBLF	625	630
3.50%, 5/1/10, Q-SBLF	400	406
4.00%, 5/1/15, Q-SBLF	250	248
Saginaw Valley State University Revenue, Series B, 5.00%, 7/1/29, Callable 7/1/18 @ 100	775	707
		1,991
Minnesota (0.7%):
Chaska Electric Revenue, Generating Facilities, Series A, 5.25%, 10/1/20, Callable 10/1/15 @ 100	500	491

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri (2.6%):
Kearney Public Improvements, GO, 5.50%, 3/1/16, AMBAC	$1,000	$1,054
St. Louis Municipal Finance Corp. Lease Revenue, Series A, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	265
State Health & Educational Facilities Authority Revenue, The Washington University, Series A, 5.38%, 3/15/39, Callable 3/15/18 @ 100 (a)	500	498
		1,817
New Jersey (1.0%):
State Health Care Facilities Financing Authority Revenue, Atlanticare Regional Medical Center
4.00%, 7/1/10	290	290
4.00%, 7/1/11	400	397
		687
New York (1.6%):
State Dormitory Authority Revenue, Non State Supported Debt, University of Rochester, Series A, 5.00%, 7/1/23, MBIA	175	169
State Dormitory Authority Revenue, Non-State Supported Debt, Health Quest Systems, Series B, 5.13%, 7/1/37, Callable 7/1/17 @ 100, Insured by Assured Guaranty	1,000	911
		1,080
North Carolina (1.2%):
East Carolina University Revenue, Series A, 5.25%, 11/1/21, AMBAC	750	802
Ohio (13.2%):
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group (b)	2,000	1,959
Columbus Sewer Revenue, 4.25%, 6/1/30, Callable 12/1/17 @ 100	125	101
Elida Local School District, School Facilities & Construction, GO, 4.75%, 12/1/36, Callable 12/1/18 @ 100, FSA	500	426
Hamilton County Sewer System Improvements Revenue, Metropolitan Sewer District, Series A, 5.75%, 12/1/25, Callable 6/1/10 @ 101, MBIA	450	478
Harrison, GO
5.45%, 12/1/10, FGIC	150	159
5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	268
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Prerefunded 12/1/16 @ 100, FSA (b)	1,500	1,615
McDonald School District, GO, 6.00%, 12/1/22, Callable 12/1/10 @ 100, AMBAC	1,000	1,073
Ross County Hospital Revenue, Adena Health System, 5.25%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	2,175	1,943
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,059
		9,081
Pennsylvania (4.1%):
Erie School District, GO, 5.80%, 9/1/29, Callable 9/1/10 @ 100, AMBAC	250	265
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,104
Mountaintop Area Joint Sanitation Authority Revenue, 5.65%, 12/15/30, Callable 12/15/10 @ 100, MBIA	250	267

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B
5.50%, 11/15/24, Callable 11/15/14 @ 100	$100	$110
5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,092
		2,838
South Carolina (1.2%):
Spartanburg County Regional Health Services District Revenue, Series D, 4.00%, 4/15/17, Insured by Assured Guaranty	350	324
University of South Carolina Revenue, Series A, 5.75%, 6/1/30, Callable 6/1/20 @ 100, FGIC	500	527
		851
South Dakota (4.4%):
State Building Authority Revenue
4.50%, 6/1/28, Callable 6/1/18 @ 100, FSA	950	803
5.00%, 6/1/33, Callable 6/1/18 @ 100, FSA (b)	2,500	2,234
		3,037
Texas (10.1%):
Bell County, GO, 4.00%, 2/15/18, FSA	500	464
Forney Independent School District, School Building, GO, Series A, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD (a)	850	880
Frisco Independent School District, School Building, GO, Series A, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD (a)	1,500	1,553
Harris County Hospital District Revenue, Series A, 5.25%, 2/15/37, Callable 2/15/17 @ 100, MBIA	1,000	848
North Texas Tollway Authority Revenue, First Tier, Series K-1, 5.75%, 1/1/38, Callable 1/1/19 @ 100, Insured by Assured Guaranty (a)	1,250	1,205
Pharr-San Juan-Alamo Independent School District, School Building, GO, 5.00%, 2/1/38, Callable 2/1/18 @ 100, PSF-GTD	250	229
University of Houston Revenue, 5.00%, 2/15/38, Callable 2/15/18 @ 100, FSA	2,000	1,807
		6,986
Utah (0.4%):
Salt Lake Valley Fire Service Lease Revenue, 5.00%, 4/1/26, Callable 4/1/18 @ 100	325	296
Washington (5.0%):
State Health Care Facilities Authority Revenue, Providence Health System, Series C, 5.25%, 10/1/33, Callable 3/19/18 @ 102, FSA	2,500	2,308
Whitman County School District Number 267, Pullman, GO, 5.63%, 12/1/17, Callable 6/1/12 @ 100, FSA	1,115	1,177
		3,485

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
West Virginia (1.9%):
School Building Authority Excess Lottery Revenue, 4.63%, 7/1/23, Callable 7/1/18 @ 100	$780	$724
State School Building Authority Revenue, Capital Improvements, Series A, 3.75%, 7/1/09, FGIC	550	555
		1,279
Total Municipal Bonds (Cost $64,762)		63,637
Investment Companies (15.4%)
BlackRock Liquidity Funds MuniFund, 1.87% (c)	1,000,000	1,000
Fidelity Institutional Tax Exempt Fund, 1.11%, (c)	9,621,256	9,621
Total Investment Companies (Cost $10,621)		10,621
Total Investments (Cost $75,383) — 107.6%		74,258
Liabilities in excess of other assets — (7.6)%		(5,243)
NET ASSETS — 100.0%		$69,015

(a)  Security purchased on a "when-issued" basis.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Rate disclosed is the one day yield as of 10/31/08.

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FSA — Insured by Federal Security Assurance

GO — General Obligation

LLC — Limited Liability Co.

MBIA — Insured by Municipal Bond Insurance Association

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (93.0%)
General Obligations (61.4%):
County, City & Special District (11.8%):
Cleveland, 5.75%, 8/1/12, MBIA	$875	$940
Columbus, Series A, 5.00%, 12/15/12	5,000	5,338
Erie County, 5.50%, 10/1/20, Prerefunded 10/1/10 @ 100, FGIC	250	264
North Royalton, 4.40%, 12/1/23, Callable 12/1/18 @ 100	500	441
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	763
Summit County, Series R
5.50%, 12/1/13, FGIC	250	271
5.50%, 12/1/16, FGIC	535	580
5.50%, 12/1/17, FGIC	930	1,005
5.50%, 12/1/18, FGIC	1,095	1,173
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,320
Warren County Special Assessment, 6.55%, 12/1/14	590	638
		12,733
Public Facilities (Convention, Sport, Public Buildings) (0.6%):
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	676
Public Improvements (4.7%):
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101	510	546
Richland County, Correctional Facilities Improvement
5.00%, 12/1/16, Insured by Assured Guaranty	185	188
5.88%, 12/1/24, Callable 12/1/18 @ 100, Insured by Assured Guaranty	350	355
6.13%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	720	721
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,014
West Chester Township, Series A, 4.75%, 12/1/27, Callable 12/1/17 @ 100	220	202
		5,026
Schools & Educational Services (42.2%):
Allen East Local School District, 5.38%, 12/1/25, Callable 12/1/14 @ 100, AMBAC	1,900	2,094
Anthony Wayne Local School District, 5.75%, 12/1/30, Callable 12/1/10 @ 101, FSA	2,215	2,384
Barberton City School District, 4.50%, 12/1/33, Callable 6/1/18 @ 100, District Credit Program	450	366
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	538
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,236
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,344
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,727
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	918
Columbus City School District, 4.50%, 12/1/24, Callable 12/1/17 @ 100, FSA	355	322
East Holmes Local School District, 6.13%, 12/1/20, Callable 12/1/10 @ 102, FGIC	500	547
Elida Local School District, School Facilities & Construction
3.50%, 12/1/15, FSA	955	907
3.75%, 12/1/17, FSA	1,245	1,147
0.00%, 12/1/21, FSA	1,455	703
0.00%, 12/1/23, FSA	1,455	619

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Fairfield City School District, 7.45%, 12/1/14, FGIC (a)	$1,000	$1,125
Hamilton City School District Improvements, Series A
5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,289
6.15%, 12/1/16, State Aid Withholding	600	672
Jackson Local School District, 5.63%, 12/1/25, Callable 12/1/10 @ 100, FSA	1,500	1,597
Lake Local School District, Wood County, 5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,703
Lima City School District
6.00%, 12/1/22, Prerefunded 12/1/10 @ 102, AMBAC	1,970	2,151
6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	30	32
Little Miami Local School District, School Improvements, 5.00%, 12/1/34, Prerefunded 12/1/16 @ 100, FSA	3,000	3,231
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,257
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	248
Marysville Exempt Village School District
5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	616
6.00%, 12/1/24, Callable 12/1/10 @ 101, AMBAC	725	784
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, FSA	325	335
Minerva Local School District
5.13%, 12/1/20, Prerefunded 12/1/12 @ 100, MBIA	1,275	1,366
5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	1,425	1,437
Newcomerstown Exempt Village School Facilities, 6.25%, 12/1/23, Callable 12/1/10 @ 102, MBIA	900	955
Nordonia Hills City School District
5.38%, 12/1/20, Callable 12/1/10 @ 101, AMBAC	1,500	1,603
5.45%, 12/1/25, Callable 12/1/10 @ 101, AMBAC	1,500	1,606
Northmor Local School District, School Facilities Construction & Improvement, 5.00%, 11/1/36, Callable 11/1/18 @ 100, School District Credit Program	500	450
Sidney City School District, 4.70%, 12/1/11, FGIC	200	208
Springboro Community City School District, 5.00%, 12/1/23, Callable 6/1/14 @ 100, MBIA	2,065	2,222
Worthington City School District
6.00%, 12/1/10, FGIC	2,175	2,315
6.00%, 12/1/11, FGIC	2,255	2,436
Worthington City School District, School Facilities Construction & Improvement, 4.00%, 12/1/13 (b)	1,000	1,038
		45,528
Transportation (1.0%):
Toledo, Street Improvements, 5.00%, 12/1/16, Callable 12/1/11 @ 100, MBIA	1,050	1,082
Utilities (Sewers, Telephone, Electric) (1.1%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	285	326
Greene County, Water Systems, 5.75%, 12/1/22, Callable 12/1/18 @ 100	500	524
Huron County, Landfill Issue II, 5.60%, 12/1/09, Callable 12/11/08 @ 101, MBIA	320	328
		1,178
		66,223

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Revenue Bonds (31.6%):
Hospitals, Nursing Homes & Health Care (11.6%):
Akron Bath Copley, Joint Township Hospital District Revenue, General Health Systems, Series A
5.00%, 1/1/11	$500	$499
5.00%, 1/1/14	430	418
Franklin County Hospital Revenue, The Children's Hospital Project, Series C, 5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	1,335	1,328
Lorain County Hospital Revenue, Catholic Healthcare, Series C2, 5.00%, 4/1/33, Callable 5/9/18 @ 100, FSA	5,000	4,481
Lucas County Hospital Revenue, 5.75%, 11/15/14, MBIA	1,785	1,789
Lucas County Hospital Revenue, ProMedica Healthcare Group, Series B, 5.00%, 11/15/10, AMBAC	1,290	1,306
Ross County Hospital Revenue, Adena Health System, 5.25%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	3,000	2,680
		12,501
Housing (4.0%):
Capital Corp. for Housing Management, Kent Gardens, Series II, 6.35%, 7/1/15, Callable 12/8/08 @ 100, FHA	680	680
State Housing Finance Agency, Capital Fund Revenue, Series A
4.50%, 4/1/11, FSA	695	720
5.00%, 4/1/27, Callable 4/1/17 @ 100, FSA	3,000	2,888
		4,288
Public Improvements (0.8%):
Cincinnati Economic Development Revenue, Series A, 4.75%, 11/1/28, Callable 11/1/13 @ 102	275	249
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	628
		877
Schools & Educational Services (7.5%):
Cincinnati Technical College
5.00%, 10/1/10, AMBAC	500	512
5.00%, 10/1/12, AMBAC	650	667
Ohio State University General Receipts, Series A, 5.75%, 12/1/24, Prerefunded 12/1/09 @ 101	1,250	1,316
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	400	408
5.00%, 11/15/13	250	253
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	421
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	332
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	607
State Higher Educational Facility Revenue, John Carroll University Project, 5.00%, 4/1/26, Callable 4/1/16 @ 100	1,680	1,462
University Akron General Receipts, 5.75%, 1/1/12, Prerefunded 1/1/10 @ 101, FGIC	500	525

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2008

(Amounts in Thousands, Except for Shares)

Security Description	Shares/ Principal Amount	Value
University Toledo General Receipts Bonds, Series A
3.25%, 6/1/11, Insured by Assured Guaranty	$275	$276
4.00%, 6/1/12, Insured by Assured Guaranty	350	357
4.25%, 6/1/24, Callable 6/1/18 @ 100, Insured by Assured Guaranty	750	641
4.25%, 6/1/25, Callable 6/1/18 @ 100, Insured by Assured Guaranty	420	356
		8,133
Utilities (Sewers, Telephone, Electric) (4.5%):
Akron Sewer System Revenue, 4.95%, 12/1/10, AMBAC	300	305
American Municipal Power, Ohio, Inc., Electricity Purchase Revenue, Series A, 5.00%, 2/1/10, Guaranty Agreement Goldman Sachs Group	2,000	1,959
Columbus Sewer Revenue, 4.25%, 6/1/30, Callable 12/1/17 @ 100	3,150	2,552
		4,816
Utilities — Water (3.2%):
Akron Waterworks Revenue, 5.63%, 12/1/20, Callable 6/1/10 @ 100, AMBAC	1,250	1,255
Avon Lake Water System Revenue
Series A
5.50%, 10/1/17, Callable 10/1/10 @ 100, AMBAC	420	444
5.50%, 10/1/18, Callable 10/1/10 @ 100, AMBAC	445	471
Napoleon Water System Revenue, 3.75%, 12/1/13, FSA	140	140
Warren County Waterworks Revenue, Warren County Water District
5.00%, 12/1/16, Callable 12/1/12 @ 101, FSA	645	661
5.00%, 12/1/18, Callable 12/1/12 @ 101, FSA	430	433
		3,404
		34,019
Total Municipal Bonds (Cost $99,457)		100,242
Investment Companies (6.4%)
Touchstone Ohio Money Market, 1.75% (c)	6,893,878	6,894
Total Investment Companies (Cost $6,894)		6,894
Total Investments (Cost $106,351) — 99.4%		107,136
Other assets in excess of liabilities — 0.6%		627
NET ASSETS — 100.0%		$107,763

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Security purchased on a "when-issued" basis.

(c)  Rate disclosed is the one day yield as of 10/31/08.

AMBAC — Insured by American Municipal Bond Assurance Corp.

FGIC — Insured by Financial Guaranty Insurance Co.

FHA — Insured by Federal Housing Administration

FSA — Insured by Federal Security Assurance

MBIA — Insured by Municipal Bond Insurance Association

See notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2008

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $75,383 and $106,351)	$74,258	$107,136
Cash	50	50
Interest and dividends receivable	820	1,706
Receivable for capital shares issued	110	5
Receivable for investments sold	722	—
Receivable from Adviser	6	—
Prepaid expenses	8	10
Total Assets	75,974	108,907
LIABILITIES:
Payable for investments purchased	6,853	1,016
Payable for capital shares redeemed	39	23
Accrued expenses and other payables:
Investment advisory fees	32	50
Administration fees	5	9
Custodian fees	1	1
Transfer agent fees	3	6
Trustee fees	— (a)	— (a)
Shareholder servicing fees	15	23
Other accrued expenses	11	16
Total Liabilities	6,959	1,144
NET ASSETS:
Capital	70,206	107,000
Accumulated undistributed net investment income	91	116
Accumulated net realized losses from investments	(157)	(138)
Net unrealized appreciation (depreciation) on investments	(1,125)	785
Net Assets	$69,015	$107,763
Net Assets:
Class A Shares	69,015	107,763
Total	69,015	107,763
Shares (unlimited number of shares authorized with a par value of $0.001 per share)
Class A Shares	6,671	9,640
Total	6,671	9,640
Net asset value and redemption price per share:
Class A Shares	$10.35	$11.18
Maximum Sales Charge — Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.56	$11.41

(a) Rounds to less than $1,000.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2008

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$2,908	$4,845
Dividend income	184	123
Total Income	3,092	4,968
Expenses:
Investment advisory fees	395	608
Administration fees	66	102
Shareholder servicing fees — Class A Shares	180	274
Custodian fees	13	17
Transfer agent fees	21	34
Trustees' fees	5	8
Legal and audit fees	9	13
State Registration and filing fees	22	21
Other expenses	39	40
Total Expenses	750	1,117
Expenses waived/reimbursed by Adviser	(32)	—
Net Expenses	718	1,117
Net Investment Income	2,374	3,851
Realized/Unrealized Losses from Investment Transactions:
Net realized losses from investment transactions	(82)	(98)
Change in unrealized appreciation/depreciation on investments	(2,832)	(3,463)
Net realized/unrealized losses from investments	(2,914)	(3,561)
Change in net assets resulting from operations	$(540)	$290

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
From Investment Activities:
Operations:
Net investment income	$2,374	$2,443	$3,851	$3,931
Net realized loss from investment transactions	(82)	(88)	(98)	(86)
Change in unrealized appreciation/ depreciation on investments	(2,832)	(544)	(3,463)	(960)
Net increase from payments by Adviser	—	52	—	84
Change in net assets resulting from operations	(540)	1,863	290	2,969
Distributions to shareholders:
From net investment income:
Class A Shares	(2,371)	(2,444)	(3,861)	(3,922)
From net realized gains on investment transactions:
Class A Shares	—	(280)	—	(311)
Change in net assets resulting from distributions to shareholders	(2,371)	(2,724)	(3,861)	(4,233)
Change in net assets from capital transactions	1,314	3,125	279	17
Change in net assets	(1,597)	2,264	(3,292)	(1,247)
Net Assets:
Beginning of period	70,612	68,348	111,055	112,302
End of period	$69,015	$70,612	$107,763	$111,055
Accumulated undistributed net investment income	$91	$67	$116	$130
Capital Transactions:
Class A Shares:
Proceeds from shares issued	23,300	23,072	12,149	14,883
Dividends reinvested	1,992	2,230	3,170	3,424
Cost of shares redeemed	(23,978)	(22,177)	(15,040)	(18,290)
Total Class A Shares	1,314	3,125	279	17
Change in net assets from capital transactions	1,314	3,125	279	17
Share Transactions:
Class A Shares:
Issued	2,173	2,136	1,054	1,287
Reinvested	186	207	275	296
Redeemed	(2,244)	(2,062)	(1,297)	(1,582)
Change in Shares	115	281	32	1

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$10.77	$10.89		$10.78	$11.06	$11.03
Investment Activities:
Net investment income	0.36	0.37		0.35	0.30	0.29
Net realized and unrealized gains (losses) on investments	(0.42)	(0.08)		0.17	(0.14)	0.18
Total from Investment Activities	(0.06)	0.29		0.52	0.16	0.47
Distributions:
From net investment income	(0.36)	(0.37)		(0.35)	(0.30)	(0.29)
Net realized gains on investments	—	(0.04)		(0.06)	(0.14)	(0.15)
Total Distributions	(0.36)	(0.41)		(0.41)	(0.44)	(0.44)
Net Asset Value, End of Period	$10.35	$10.77		$10.89	$10.78	$11.06
Total Return (excludes sales charge)	(0.65)%	2.73	%(a)	5.01%	1.41%	4.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$69,015	$70,612		$68,348	$67,298	$67,583
Ratio of expenses to average net assets	1.00%	1.00%		1.01%	1.01%	0.85%
Ratio of net investment income to average net assets	3.31%	3.39%		3.27%	2.73%	2.61%
Ratio of expenses to average net assets (b)	1.05%	1.04%		1.15%	1.24%	1.17%
Ratio of net investment income to average net assets (b)	3.26%	3.35%		3.13%	2.50%	2.29%
Portfolio turnover	230%	138%		113%	104%	155%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Asset Value, Beginning of Period	$11.56	$11.69		$11.74	$12.07	$12.10
Investment Activities:
Net investment income	0.41	0.42		0.40	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.38)	(0.11)		0.09	(0.27)	0.07
Total from Investment Activities	0.03	0.31		0.49	0.11	0.45
Distributions:
From net investment income	(0.41)	(0.41)		(0.40)	(0.38)	(0.38)
Net realized gains on investments	—	(0.03)		(0.14)	(0.06)	(0.10)
Total Distributions	(0.41)	(0.44)		(0.54)	(0.44)	(0.48)
Net Asset Value, End of Period	$11.18	$11.56		$11.69	$11.74	$12.07
Total Return (excludes sales charge)	0.17%	2.77	%(a)	4.35%	0.95%	3.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$107,763	$111,055		$112,302	$140,827	$172,041
Ratio of expenses to average net assets	1.01%	0.99%		1.06%	1.10%	1.13%
Ratio of net investment income to average net assets	3.49%	3.58%		3.45%	3.20%	3.17%
Ratio of expenses to average net assets (b)	1.01%	0.99%		1.06%	1.13%	1.13%
Ratio of net investment income to average net assets (b)	3.49%	3.58%		3.45%	3.17%	3.17%
Portfolio turnover	86%	63%		56%	32%	68%

(a)  During the year ended October 31, 2007, Victory Capital Management ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements
The Victory Portfolios  October 31, 2008

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995, as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2008, the Trust currently offered shares of 20 funds. The accompanying financial statements are those of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund (individually a "Fund", collectively, the "Funds").

Investment Share Funds Classes Offered
Value Fund	Classes A, C, R and I
Stock Index Fund	Classes A and R
Established Value Fund	Classes A and R
Special Value Fund	Classes A, C, R and I
Small Company Opportunity Fund	Classes A, R and I
Focused Growth Fund	Classes A, C and R
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Core Bond Fund	Classes A and I
Fund for Income	Classes A, C and R
National Municipal Bond Fund	Class A
Ohio Municipal Bond Fund	Class A

Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The Focused Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

Each Fund, with the exception of the Established Value Fund and Focused Growth Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Option Contracts:

The Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund and Investment Grade Convertible Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid.

In writing an option, each Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. As of October 31, 2008, the Funds had no open written options contracts.

Credit Default Swap Agreements:

The Core Bond and Balanced Funds may engage in credit default swap transactions ("CDSs"). In a CDS, the "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation.

Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Fund's ability to use CDS agreements. Developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of assets determined to be liquid by the Fund's investment adviser, in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio.

Swaps are marked to market daily using pricing sources approved by the Board and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as a part of realized gain (losses). Swap agreements involve, to varying degrees, elements of the market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2008, the Funds had outstanding "when-issued" purchase commitments covered by the segregated or "earmarked" assets as identified on the Schedules of Portfolio Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund and Core Bond Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), the Funds' custodian and an affiliate of Victory Capital Management Inc. ("VCM" or "the Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receive a fee. KeyBank's fee is computed monthly in arrears and is based on 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2008, KeyBank received $807 (amount in thousands) in total from the Trust, Victory Variable Insurance Funds and Victory Institutional Funds (the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Funds must maintain loan collateral (maintained at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time.

The following Funds loaned securities and received cash collateral with the following values as of October 31, 2008 (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$6,379	$6,375	$33,396	$9
Established Value Fund	21,131	21,207	77,610	17
Special Value Fund	103,876	105,049	360,323	311
Small Company Opportunity Fund	66,978	66,277	110,335	75
Balanced Fund	5,084	5,277	13,070	16
Core Bond Fund	1,645	1,782	14,203	24

The cash collateral received by the funds in the Victory Trusts on October 31, 2008 was pooled together and invested in the following (amounts in thousands):

Value of Collateral
Money Market Funds
Dreyfus Government Cash Management Fund, 1.04%	$39,484
Goldman Sachs Financial Square Government Fund, 1.81%	75,452
Reserve Primary Fund, 0.00%	55,122
Repurchase Agreements
Deutsche, 0.35%, 11/3/08 (Date of Agreement, 10/31/08, Proceeds at maturity $70,002 collateralized by various Corporate securities, 0.00%-9.00%, 2/16/34-10/25/46, market value $72,100)	70,000
Goldman Sachs, 0.50%, 11/3/08 (Date of Agreement, 10/31/08, Proceeds at maturity $22,001 collateralized by various Corporate securities, 5.88%-6.25%, 2/1/11-3/21/11, market value $22,440)	22,000
Goldman Sachs, 0.55%, 11/6/08 (Date of Agreement, 10/31/08, Proceeds at maturity $48,004 collateralized by various Corporate securities, 0.00%, 8/15/20, market value $48,960)	48,000
Merrill Lynch Corp., 0.53%, 11/3/08 (Date of Agreement, 10/31/08, Proceeds at maturity $70,003 collateralized by various Corporate securities, 5.70%-7.13%, 1/15/12-8/15/16, market value $72,103)	70,000
Total Value	$380,058

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, and Investment Grade Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, and Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and paydowns) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Effective April 30, 2008, the Funds adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 did not impact the Funds' net assets or results of operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and capital gains as a result of certain investments in ADR's by the Funds have been provided in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 impacts the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161". FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. Management is currently evaluating the impact the adoption these standards will have on the Funds' financial statements and related disclosures.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2008 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Value Fund	$263,984	$272,015	$—	$—
Stock Index Fund	2,223	7,789	—	—
Established Value Fund	202,831	182,619	—	—
Special Value Fund	2,527,425	2,081,025	—	—
Small Company Opportunity Fund	514,318	368,050	—	—
Focused Growth Fund	20,270	11,793	—	—
Balanced Fund	147,420	145,022	84,874	90,409
Investment Grade Convertible Fund	20,840	37,125	—	—
Core Bond Fund	183,502	175,242	312,406	335,222
Fund for Income Fund	—	—	140,628	107,506
National Municipal Bond Fund	151,154	148,145	—	—
Ohio Municipal Bond Fund	89,394	92,893	—	—

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The investment advisory fees of the Value Fund, Special Value Fund, Focused Growth Fund and Investment Grade Convertible Fund are computed at the annual rate of 0.75% of each Fund's average daily net assets up to $400 million, 0.65% of each Fund's average daily net assets between $400 million and $800 million, and 0.60% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.25% of the Fund's average daily net assets up to $400 million, 0.20% of the Fund's average daily net assets between $400 million and $800 million, and 0.15% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the Fund's average daily net assets between $100 million and $200 million, and 0.45% of the Fund's average daily net assets greater than $200 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.60% of the Fund's average daily net assets up to $400 million, 0.55% of the Fund's average daily net assets between $400 million and $800 million, and 0.50% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Core Bond Fund and the Fund for Income are computed at the annual rate of 0.50% of each Fund's average daily net assets up to $400 million, 0.45% of each Fund's average daily net assets between $400 million and $800 million, and 0.40% of each Fund's average daily net assets greater than $800 million; and the investment advisory fees of the National Municipal Bond Fund and the Ohio Municipal Bond Fund are computed at the annual rate of 0.55% of each Fund's average daily net assets up to $400 million, 0.50% of each Fund's average daily net assets between $400 million and $800 million, and 0.45% of each Fund's average daily net assets greater than $800 million. The investment advisory fees of the Small Company Opportunity Fund are computed at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the Funds average daily net assets greater than $500 million. The Adviser may use its resources to assist with Funds' distribution and marketing expenses.

KeyBank, serving as custodian for all Funds in the Trust, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. From January 1, 2008 through June 30, 2008, the custodian received fees computed at an annual rate of 0.015% of the first $10 billion of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts") average daily net assets, 0.0113% of the Trusts' average net assets between $10 billion and $12.5 billion and 0.0025% of the Trusts' average net assets greater than $12.5 billion. Prior to January 1, 2008, KeyBank received custodian fees computed at an annual rate of 0.017% of the first $15 billion of the Trusts' average daily net assets and 0.0125% of the Trusts' average net assets over $15 billion. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trusts pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a complex level fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Prior to November 30, 2007, the Distributor was not affiliated with the Adviser but was an affiliate of Citi. Effective November 30, 2007, KeyCorp, an affiliate of the Adviser, acquired the Distributor.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly service fee, at an annual rate of 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. For the fiscal year ended October 31, 2008, affiliates of the Adviser or the Funds earned $66 (amount in thousands).

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of each Fund, except for the Stock Index Fund, a fee of 0.25% of the average daily net assets of the Class A Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of 0.15% of the average daily net assets of Class A Shares and 0.25% of Class R Shares of the Stock Index Fund. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2008, affiliates of the Adviser or the Funds earned $1,035 (amount in thousands).

In addition, the Distributor and the Transfer Agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the period ended October 31, 2008, the Distributor received approximately $88 from commissions earned on sales of Class A Shares and the Transfer Agent received $27 from redemptions of Class C Shares of the Funds. A portion the commissions earned on Class A Shares were reallowed to dealers of the Funds' shares, including approximately $15 to affiliates of the Funds (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' Administrator, Sub-Administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under this Plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2008, the expense limits are as follows:

Fund	Class	Expense Limit
Value Fund	Class C Shares	2.00%*
Special Value Fund	Class C Shares	2.20%*
Special Value Fund	Class R Shares	2.00%/\
Balanced Fund	Class C Shares	2.00%*
Balanced Fund	Class R Shares	2.00%/\
Fund for Income	Class C Shares	1.82%*

*  In effect until at least February 28, 2014.

^  In effect until at least February 28, 2012.

The Adviser, Citi, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Waivers and reimbursements of any kind are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS")(BISYS was acquired by Citi on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. Under terms of the agreement, Citi and VCM will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006). The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the Securities and Exchange Commission (the "SEC") in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to that same matters. None of these payments has had, or is expected to have, a material effect on the net asset value of any fund. These amounts are disclosed as a payment by the Adviser in the Statements of Changes in Net Assets.

5.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. Prior to July 9, 2008 the Line of Credit agreement did not include the Victory Institutional Funds and was between the Trusts and KeyCorp only. For the fiscal year ended October 31, 2008, the Victory Trusts paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the year ended October 31, 2008 was as follows (dollar amounts in thousands):

Fund	Average Loan		Average Rate
Value Fund	$42		4.09%
Stock Index Fund	1		3.69%
Established Value Fund	135		4.01%
Special Value Fund	281		3.71%
Small Company Opportunity Fund	122		3.87%
Focused Growth Fund	—	(a)	3.62%
Balanced Fund	8		3.49%
Investment Grade Convertible Fund	94		3.94%
Core Bond Fund	56		3.51%
Ohio Municipal Bond Fund	3		5.40%

(a) Rounds to less than $1,000.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The Small Company Opportunity Fund had a loan outstanding on October 31, 2008 of $97 (amount in thousands) at a rate of 3.08%.

6.  Concentration of Credit Risk:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

7.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income		Net Long-Term Capital Gains	Total Taxable Distributions		Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$14,446		$9,486	$23,932		$—	$23,932
Stock Index Fund	847		—	847		—	847
Established Value Fund	1,190		30,947	32,137		—	32,137
Special Value Fund	46,357		14,118	60,475		—	60,475
Small Company Opportunity Fund	2,232		15,300	17,532		—	17,532
Balanced Fund	9,097		7,346	16,443		—	16,443
Investment Grade Convertible Fund	3,655		4,138	7,793		—	7,793
Core Bond Fund	8,157		—	8,157		—	8,157
Fund for Income	17,573		—	17,573		—	17,573
National Municipal Bond Fund	18		—	18		2,353	2,371
Ohio Municipal Bond Fund	—	(a)	—	—	(a)	3,861	3,861

(a)  Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$12,287	$21,663	$33,950	$—	$33,950
Stock Index Fund	1,085	—	1,085	—	1,085
Established Value Fund	816	49,416	50,232	—	50,232
Special Value Fund	15,301	12,279	27,580	—	27,580
Small Company Opportunity Fund	6,429	21,677	28,106	—	28,106
Balanced Fund	2,408	1,334	3,742	—	3,742
Investment Grade Convertible Fund	1,724	143	1,867	—	1,867
Core Bond Fund	7,635	—	7,635	—	7,635
Fund for Income	17,808	—	17,808	—	17,808
National Municipal Bond Fund	196	84	280	2,444	2,724
Ohio Municipal Bond Fund	171	150	321	3,912	4,232

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Value Fund	$—	$187	$—	$187	$(20,060)	(36,915)	$(56,788)
Stock Index Fund	—	58	—	58	(42,854)	14,670	(28,126)
Established Value Fund	—	149	—	149	(1,716)	7,065	5,498
Special Value Fund	—	474	—	474	(103,743)	(431,367)	(534,636)
Small Company Opportunity Fund	—	405	—	405	(15,315)	(96,199)	(111,109)
Focused Growth Fund	—	—	—	—	(1,260)	(2,002)	(3,262)
Balanced Fund	—	196	—	196	(3,470)	(17,877)	(21,151)
Investment Grade Convertible Fund	—	—	—	—	(4,758)	(8,408)	(13,166)
Core Bond Fund	—	410	—	410	(10,732)	(18,030)	(28,352)
Fund for Income	—	768	—	768	(50,876)	(7,649)	(57,757)
National Muncipal Bond Fund	94	—	—	94	(173)	(1,110)	(1,189)
Ohio Municipal Bond Fund	119	—	—	119	(179)	828	768

*  The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses wash sales and the difference between book and tax amortization methods for premium and market discount.

As of October 31, 2008, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2009	2010	2011	2012	2013	2014	2015	2016	Total
Value Fund	$—	$—	$—	$—	$—	$—	$—	$20,060	$20,060
Stock Index Fund	—	37,517	5,337	—	—	—	—	—	42,854
Established Value Fund	—	—	—	—	—	—	—	1,716	1,716
Special Value Fund	—	—	—	—	—	—	—	103,743	103,743
Small Company Opportunity Fund	—	—	—	—	—	—	—	15,315	15,315
Focused Growth Fund	—	—	—	—	—	113	—	1,147	1,260
Balanced Fund	—	—	—	—	—	—	—	3,470	3,470
Investment Grade Convertible Fund	—	—	—	—	—	—	—	4,758	4,758
Core Bond Fund	—	1,297	—	—	3,857	4,629	—	949	10,732
Fund for Income	691	1,886	6,735	14,071	7,637	6,110	9,829	3,917	50,876
National Municipal Bond Fund	—	—	—	—	—	—	96	77	173
Ohio Municipal Bond Fund	—	—	—	—	—	—	82	97	179

During the year ended October 31, 2008, the Stock Index Fund utilized $2,072 (amount in thousands) of capital loss carryforwards.

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2008

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2008 is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value Fund	$176,534	$4,128	$(41,043)	$(36,915)
Stock Index Fund	25,622	20,764	(6,094)	14,670
Established Value Fund	236,368	27,362	(20,297)	7,065
Special Value Fund	1,457,972	10,533	(441,900)	(431,367)
Small Company Opportunity Fund	499,923	6,794	(102,993)	(96,199)
Focused Growth Fund	12,506	496	(2,498)	(2,002)
Balanced Fund	114,420	1,221	(19,101)	(17,880)
Investment Grade Convertible Fund	35,410	557	(8,965)	(8,408)
Core Bond Fund	147,936	363	(18,405)	(18,042)
Fund For Income	311,101	1,142	(8,791)	(7,649)
National Municipal Bond Fund	75,368	1,163	(2,273)	(1,110)
Ohio Municipal Bond Fund	106,308	3,091	(2,263)	828

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund (twelve portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Columbus, Ohio
December 22, 2008

  Supplemental Information
The Victory Portfolios  October 31, 2008

(Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 57	Trustee	May 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 57	Trustee	May 2005	President Principal Owner (since 2003) The Henlee Group; Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Lyn Hutton, 58	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	Trustee	May 2008	Managing Director, JL Thornton & Co. Financial Consultant (since 2003).	None.

Dr. Thomas F. Morrissey, 74	Trustee	November 1994	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University.	None.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Karen F. Shepherd, 68	Trustee	August 2002	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 64	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Insurance (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

David C. Brown, 36	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None.

Thomas W. Bunn, 55	Trustee	May 2008	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005).	None.

Messres Brown and Bunn are "Interested Persons" by reason of their relationship with KeyCorp.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

  Supplemental Information — continued
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(Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 34	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005). Vice President of Finance, Gartmore Global Investments, (August 2004-July 2005). Chief Financial Officer Advisor Services, Gartmore Global Investments Inc. (August 2003-August 2004). Corporate Controller Gartmore Global Investments Inc. (June 2000-August 2003).

Mr. Peter W. Scharich, 44	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 40	Treasurer	May 2005	Senior Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	Senior Vice President, Fund Compliance, Citi (Since July 2006): Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 65	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Value Fund
Class A Shares	$1,000.00	$686.50	$5.21	1.23%
Class C Shares	1,000.00	684.30	8.43	1.99%
Class R Shares	1,000.00	685.10	6.78	1.60%
Class I Shares	1,000.00	687.80	3.95	0.93%
Stock Index Fund
Class A Shares	1,000.00	705.10	3.00	0.70%
Class R Shares	1,000.00	704.50	3.86	0.90%
Established Value Fund
Class A Shares	1,000.00	716.50	4.88	1.13%
Class R Shares	1,000.00	716.00	5.52	1.28%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

(Unaudited)

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Special Value Fund
Class A Shares	$1,000.00	$606.50	$4.81	1.19%
Class C Shares	1,000.00	603.60	8.79	2.18%
Class R Shares	1,000.00	605.40	6.50	1.61%
Class I Shares	1,000.00	607.80	3.39	0.84%
Small Company Opportunity Fund
Class A Shares	1,000.00	757.70	7.25	1.64%
Class R Shares	1,000.00	757.60	7.20	1.63%
Class I Shares	1,000.00	759.60	4.56	1.03%
Focused Growth Fund
Class A Shares	1,000.00	658.10	5.75	1.38%
Class C Shares	1,000.00	655.50	8.70	2.09%
Class R Shares	1,000.00	657.10	6.87	1.65%
Balanced Fund
Class A Shares	1,000.00	798.10	5.24	1.16%
Class C Shares	1,000.00	794.50	8.98	1.99%
Class R Shares	1,000.00	796.20	7.18	1.59%
Class I Shares	1,000.00	799.20	3.62	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	666.80	5.24	1.25%
Class I Shares	1,000.00	667.50	4.19	1.00%
Core Bond
Class A Shares	1,000.00	931.60	3.88	0.80%
Class I Shares	1,000.00	932.70	2.67	0.55%
Fund for Income
Class A Shares	1,000.00	997.30	4.72	0.94%
Class C Shares	1,000.00	992.80	9.12	1.82%
Class R Shares	1,000.00	996.90	5.02	1.00%
National Municipal Bond Fund
Class A Shares	1,000.00	972.20	4.96	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	979.20	4.98	1.00%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Value Fund
Class A Shares	$1,000.00	$1,018.95	$6.24	1.23%
Class C Shares	1,000.00	1,015.13	10.08	1.99%
Class R Shares	1,000.00	1,017.09	8.11	1.60%
Class I Shares	1,000.00	1,020.46	4.72	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,021.62	3.56	0.70%
Class R Shares	1,000.00	1,020.61	4.57	0.90%
Established Value Fund
Class A Shares	1,000.00	1,019.46	5.74	1.13%
Class R Shares	1,000.00	1,018.70	6.50	1.28%
Special Value Fund
Class A Shares	1,000.00	1,019.15	6.04	1.19%
Class C Shares	1,000.00	1,014.18	11.04	2.18%
Class R Shares	1,000.00	1,017.04	8.16	1.61%
Class I Shares	1,000.00	1,020.91	4.27	0.84%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,016.89	8.31	1.64%
Class R Shares	1,000.00	1,016.94	8.26	1.63%
Class I Shares	1,000.00	1,019.96	5.23	1.03%
Focused Growth Fund
Class A Shares	1,000.00	1,018.20	7.00	1.38%
Class C Shares	1,000.00	1,014.63	10.58	2.09%
Class R Shares	1,000.00	1,016.84	8.36	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.30	5.89	1.16%
Class C Shares	1,000.00	1,015.13	10.08	1.99%
Class R Shares	1,000.00	1,017.14	8.06	1.59%
Class I Shares	1,000.00	1,021.11	4.06	0.80%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.85	6.34	1.25%
Class I Shares	1,000.00	1,020.11	5.08	1.00%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2008

(Unaudited)

	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During Period* 5/1/08-10/31/08	Expense Ratio During Period** 5/1/08-10/31/08
Core Bond
Class A Shares	$1,000.00	$1,021.11	$4.06	0.80%
Class I Shares	1,000.00	1,022.37	2.80	0.55%
Fund for Income
Class A Shares	1,000.00	1,020.41	4.77	0.94%
Class C Shares	1,000.00	1,015.99	9.22	1.82%
Class R Shares	1,000.00	1,020.11	5.08	1.00%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.11	5.08	1.00%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.11	5.08	1.00%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

The Victory Portfolios  Supplemental Information — continued
  October 31, 2008

  (Unaudited)

Additional Federal Income Tax Information

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amount in thousands):

Amount
Value Fund	$9,486
Established Value Fund	30,947
Special Value Fund	14,118
Small Company Opportunity Fund	15,300
Balanced Fund	7,346
Investment Grade Convertible Fund	4,138

For the year ended October 31, 2008, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Value Fund	33%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	12%
Small Company Opportunity Fund	35%
Balanced Fund	21%

Dividends qualifying for corporate dividends received deduction of:

Amount
Value Fund	33%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	13%
Small Company Opportunity Fund	39%
Balanced Fund	20%

For the year ended October 31, 2008, the following Funds designated tax-exempt income distributions (amounts in thousands):

Amount
National Municipal Bond Fund	$2,353
Ohio Municipal Bond Fund	3,861

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VP-ANN (12/08)

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)   During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert Dr. Thomas Morrissey, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2008	2007
Audit Fees	418,500	395,000
Audit-Related Fees	4,000	3,500
Tax Fees	93,000	95,500
All Other Fees	0	0

Audit-related fees for both 2007 and 2008 are for securities lending agreed upon purposes. Tax Fees for both 2008 and 2007 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2007	$99,000
2008	$97,000

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

(a)	Not applicable.
(b)(1)	Not applicable.
(b)(2)	Not applicable.
(b)(3)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date	January 5, 2009

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2009

* Print the name and title of each signing officer under his or her signature.